                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2014

ITEM 1. REPORT TO SHAREHOLDERS

SEMI-ANNUAL REPORT J U N E 3 0 , 2 0 1 4 ( u n a u d i t e d )

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Long/Short Equity Fund

Class A: LSNAX / Class I: LSNIX / Class Y: LSNYX

Multi-Manager Alternatives Fund

Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

Unconstrained Emerging Markets Bond Fund

Class A: EMBAX / Class C: EMBCX / Class I: EMBUX / Class Y: EMBYX

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2014.

CM COMMODITY INDEX FUND

(unaudited)

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) returned 5.01% (Class A shares, excluding sales charge) for the six months ended June 30, 2014. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index)1. Unlike traditional indices, which tend to provide exposure only to short-term futures contracts, the CMC Index, with its constant maturity approach, spreads its exposure across multiple maturities. By doing so, the CMC Index seeks to reduce the adverse effects of negative roll which can cause performance lag in traditional indices. Encouragingly, while the roll yield was positive in the first half of 2014, the CMC Index roll yield component outperformed its major competitors.

Market Overview

The first six months of 2014 was a period of continued global growth which was generally supportive of commodity demand. Despite disappointing first quarter growth in the U.S., there were expectations of a strong rebound in the second quarter. That said, the real story behind rising commodity prices in the first half of 2014 were unexpected supply disruptions in several markets and rising geopolitical tensions. A late season drought in Brazil caused a significant rally in coffee prices and some strength in grain prices. Grain prices have, however, recently declined on large U.S. plantings and excellent weather. The most significant supply disruption occurred in the livestock sector as the PED virus killed over eight million piglets, creating a significant rally in U.S. hog and cattle prices. In the industrial metals sector, nickel prices rose 37% on an Indonesian ban on unprocessed mineral ore exports. Precious metals and energy prices remained strong through the first half of the year on escalating Mid East and Ukraine geopolitical tensions.

The CMC Index returned 5.64% during the period.2 The Fund and the CMC Index underperformed both the Bloomberg Commodity Index3 (BCOM), which gained 7.08%, and the S&P® GSCI Index4 (SPGSCI), which gained 5.71%.

The CMC Index’s most significant underperformance of the BCOM was in the energy sector. It also slightly underperformed the energy-heavy SPGSCI in the sector. While, in energy, the CMC Index still returned 5.60%, the BCOM and SPGSCI returned 8.75% and 5.61%, respectively.

January 1—June 30, 2014 Index Sector Performances

	CMC Index	BCOM	SPGSCI
Energy	5.60%	8.75%	5.61%
Industrial Metals	1.36%	3.56%	1.25%
Precious Metals	9.56%	9.41%	9.66%
Agriculture	5.05%	4.89%	1.66%
Livestock	25.95%	20.53%	20.92%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The performance shown for the indices does not reflect fees and charges, which are assessed with the purchase and ownership of the Fund. Indices are not securities in which investments can be made.

During the six month period, we continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the CMC Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the CMC Index’s commodity exposures and weights.

Fund Review — Performance Drivers

Fund performance for the six-month period was derived primarily from swap contracts on the CMC Index. Contracts outstanding as of June 30, 2014 are presented on the Fund’s Schedule of Investments.

Of the five sectors represented in the CMC Index, the livestock sector was the best performer over the six-month period, up 25.95%. Lean hogs were the best performers within the sector.

The precious metals sector was second best performer for the period, returning 9.56%, with gold the best performer. The energy sector gained 5.60% year to date, with crude oil the best performer within the sector.

The agriculture sector posted a return of 5.05%. Within the sector, coffee was the best performer for the six-month period, and wheat was the worst.

The industrial metals sector was the worst performing sector during the six-month period, but still gained 1.36%. Nickel was the strongest performer within the sector, while copper was the weakest.

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CM COMMODITY INDEX FUND

(unaudited)

Fund Review — Roll Yield

Roll yield5 became slightly positive in 2014. And it is encouraging to note that the CMC Index actually outperformed both the BCOM and SPGSCI in a positive roll yield environment.

The CMC Index outperformed both the BCOM and SPGSCI with respect to roll yield, with the most significant outperformance in the livestock sector. Both the BCOM and SPGSCI suffered from negative roll yield in the sector.

The CMC Index, BCOM and SPGSCI all suffered from negative roll yield in both the industrial and precious metals sectors.

From 12/31/2013	To 6/30/2014	Composite	Energy	Industrial Metals	Precious Metals	Agriculture	Livestock
ROLL YIELD	CMC Index	2.37%	3.69%	-0.75%	-0.23%	3.18%	7.62%
ROLL YIELD	BCOM	1.56%	3.75%	-1.13%	-0.22%	3.44%	-5.59%
ROLL YIELD	SPGSCI	1.48%	2.25%	-1.24%	-0.15%	2.18%	-5.08%

Source: Van Eck Global, Bloomberg. Past performance is not guarantee of future results; current performance may be lower or higher that the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

Van Eck offers an email update related to the commodity markets outlining how market fundamentals impact commodity investments from month to month. To subscribe to this update, please contact us at 800.826.2333 or visit vaneck.com to register and subscribe.

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Roland Morris, Jr.	Gregory F. Krenzer
Co-Portfolio Manager	Co-Portfolio Manager

July 16, 2014
2

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 28 commodities from within five sectors. The CMC Index is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.
[2]	The Fund is passively managed and may not hold each CMC Index component in the same weighting as the CMC Index and is subject to certain expenses that the CMC Index is not. The Fund thus may not exactly replicate the performance of the CMC Index.
[3]	Bloomberg Commodity Index (BCOM) is composed of futures contracts on 19 physical commodities covering seven sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.
[4]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.
[5]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] - 1.
3

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Average Annual Total Return 6/30/14	Class A-CMCAX After Maximum Sales Charge[1]	Class A-CMCAX Before Sales Charge	CMC Index
Six Months	(0.99)%	5.01%	5.64%
One Year	0.77%	6.97%	8.52%
Life* (annualized)	(4.60)%	(2.97)%	(1.61)%
Life* (cumulative)	(15.17)%	(10.01)%	(5.54)%
*since 12/31/10

Average Annual Total Return 6/30/14	Class I-COMIX After Maximum Sales Charge[2]	Class I-COMIX Before Sales Charge	CMC Index
Six Months	n/a	5.08%	5.64%
One Year	n/a	7.32%	8.52%
Life* (annualized)	n/a	(2.66)%	(1.61)%
Life* (cumulative)	n/a	(9.00)%	(5.54)%
*since 12/31/10

Average Annual Total Return 6/30/14	Class Y-CMCYX After Maximum Sales Charge[3]	Class Y-CMCYX Before Sales Charge	CMC Index
Six Months	n/a	4.96%	5.64%
One Year	n/a	7.19%	8.52%
Life* (annualized)	n/a	(2.73)%	(1.61)%
Life* (cumulative)	n/a	(9.22)%	(5.54)%
*since 12/31/10

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	Y shares: no sales or redemption charges
	Gross Expense Ratio 1.25% / Net Expense Ratio 0.95%		Gross Expense Ratio 1.01% / Net Expense Ratio 0.70%
[2]	I shares: no sales or redemption charges
Gross Expense Ratio 0.85% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules based, composite benchmark index representing a basket of commodities futures contracts with 28 components, diversified across 23 underlying commodities from the following sectors: energy, precious metals, industrial metals, agriculture and livestock.

4

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CM Commodity Index Fund

		Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2014 - June 30, 2014
Class A	Actual	$1,000.00	$1,050.10	0.95%	$4.83
	Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Class I	Actual	$1,000.00	$1,050.80	0.65%	$3.31
	Hypothetical**	$1,000.00	$1,021.57	0.65%	$3.26
Class Y	Actual	$1,000.00	$1,049.60	0.70%	$3.56
	Hypothetical**	$1,000.00	$1,021.32	0.70%	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
5

EMERGING MARKETS FUND

(unaudited)

The Emerging Markets Fund (the “Fund”) returned 4.81% (Class A shares, excluding sales charge) during the first half of 2014, compared to the MSCI Emerging Markets (MSCI EM) Index1, its benchmark index, which gained 6.32% over the same period.

Emerging markets equities produced creditable returns; and, while the Fund underperformed during the reporting period, it has substantially outperformed this benchmark over the last one, three and five years (Class A shares, excluding sales charges). We concentrate on rigorous fundamental bottom-up analysis designed to identify and invest in companies with strong structural growth prospects. There are times when some of the more cyclical, state-owned emerging markets heavyweights tend to outperform. This is often related to political change which may improve the prospects of these state-owned enterprises, or heavy inflows into passive emerging markets products which are designed to track market capitalization-based indices. Over the long run, we firmly believe that focusing on well-run companies generates better returns. When compared with the MSCI EM Index, the Fund fared well in financial and industrial stocks, while investments in the consumer staples and energy sectors detracted from performance overall.

Overview

Broad emerging markets had a creditable first half of the year, producing returns close to those generated in the broad U.S. market. It appears reasonably clear that the global economy continues to improve, albeit gradually, and with a significant side effect in the form of asset inflation. At the same time, there is perhaps uneasiness about the relative length and degree of the outperformance of the developed markets, and the extremely negative positioning towards emerging markets.

China was one market that notably underperformed in the period under review. As usual, there is a wide range of opinions, and a great deal of skepticism, about the China story. What is clear is that there is a continuing tug of war between significant positive and negative economic variables. On the negative side, there is the issue of dealing with the rapid accumulation of debt in the economy, while reform measures, such as closure of inefficient industrial capacity and the fight against corruption, depress economic growth. On the positive side, in the medium term, such reforms will enhance the longer-term potential of the economy.

This year is, we believe, particularly significant for its elections. The impact of a decisive win for the Bharatiya Janata Party (BJP) in India has clearly been beneficial for the stock market. Other significant elections this year include those in Brazil and Indonesia, while Thailand’s path back to democracy is not immediately clear.

Not only domestic politics, but also geopolitics continue to have significant potential to cause trouble. To a certain extent this is appreciated and has been priced in. However, we remain vigilant for the effects of changes in global liquidity conditions and continue to select what we believe to be high quality companies in structural growth industries that have positive cash flows, strong balance sheets and can continue to grow, even when access to capital becomes more challenging.

Fund Review

The Fund’s stock selection within Latin America generally fared well in the first half of 2014. In particular, two stocks in Brazil, Estacio Participacoes (2.3% of Fund’s net assets†) and BB Seguridade Participacoes (2.2% of Fund’s net assets†) were notable performers, despite the overall economic conditions in Brazil being disappointing. This illustrates that we can often find strong structural growth stories which will perform even in lackluster environments.

Estacio Participacoes is a provider of post-secondary school education in Brazil, through campus programs and distance learning for undergraduates and post-graduate courses. It caters mostly to middle and lower income students. Government policy is strongly in favor of the sector, and Estacio Participacoes, as one of the largest and best run companies in the sector, has been able to take advantage of consolidation opportunities to gain market share. A combination of strong student intake and an increase in the “ticket size” has created healthy revenue growth. The increased value of the brand will help to protect margins in the long run.

BB Seguridade Participacoes is the insurance arm of Banco do Brasil, the largest Latin American-based bank. Its advantage is the ability to penetrate the bank’s clients with its insurance- and investment-related products. The bank has over 5,000 branches and BB Seguridade Participacoes has an exclusivity agreement. Insurance premiums paid as a percentage of GDP are low in Brazil, implying a long runway of growth. Additionally the operating subsidiaries are actually joint ventures controlled by non-state owned stakeholders, giving comfort to minority shareholders.

The Indian market was clearly a star performer during the first half of 2014. Clearly the most important factor was the election, which resulted in a change of government, one perceived to be more business friendly. The economy had already been showing better signs, so appropriate policy will undoubtedly serve to unlock more of India’s undoubted potential. The Fund was overweight in India compared to the benchmark throughout the period, but in that context, stock selection was

6

mixed. On the positive side, the Fund’s long-term holding Adani Ports & Special Economic Zone (1.8% of Fund’s net assets†) had a strong first half of 2014. Adani Ports is the leading private port operator in India, controlled by one of the largest infrastructure conglomerates. The company’s operations stand out as well run, with good infrastructure connections, allowing it to gain market share even though trade volumes have been somewhat lackluster in the recent past. Adding other port assets, scaling them up while monetizing its land assets, provides strong secular growth in the context of an improvement in trade volume.

Glenmark Pharmaceutical (2.0% of Fund’s net assets†), one of the Fund’s larger holdings, is an India-based manufacturer and marketer of pharmaceuticals, focusing on dermatology, respiratory and oncological therapies, with its main focus being on India, the U.S. and Latin America. We think that there are areas of product focus that should have attractive growth with upside from drug discovery research. Investing in longer-term opportunities and increasing the R&D spend, depresses margins in the short term, but creates substantial and fairly visible longer-term benefits.

The Fund employs a flexible agnostic approach to market capitalization. Sometimes described as “all cap”, in reality it is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in small- and mid-stocks. Two of our longer-term holdings which fall into that category contributed to portfolio performance, one positively and the other negatively.

Ezion Holdings (2.3% of Fund’s net assets†) is one of the Fund’s larger holdings. The company owns a fleet of oil service rigs, including liftboats (self-propelled service rigs), which are benefitting from more emphasis on maintenance and repair in the energy sector in South East Asia and other areas in the world. The stock had been a very strong performer over the last two years, but less so in the last six months, as fear of increased supply, combined with some fabrication delays, have investors more cautious. However, we see the company as a play on a longer-term secular theme, with high earnings visibility, whose valuation does not reflect increasing profitability and reduced leverage. Its market capitalization at the end of June 2014 was just over $2 billion.

On a more positive note, Boer Power (1.4% of Fund’s net assets†), a sub-$1 billion market cap company in which the Fund has been invested for more than two years, had a strong first half in terms of price performance. Boer provides electrical distribution solutions, benefitting industrial companies seeking better efficiency in power usage in China. Boer is a strong beneficiary of the development of a smarter grid in China. It works closely with Schneider (not held by the Fund), the multinational manufacturer of power distribution equipment based in France. Longer-term contracts create significant earnings visibility, while the company is expected to be a significant generator of cash.

Strategy and Outlook

One of the points that we often make about emerging markets is the increasing idiosyncrasy that we see, and that the asset class should not be treated as just a “beta block” on global growth. There are huge differences in the stage of development and future prospects from country to country. This means that the Fund can find many opportunities to invest in companies that have truly attractive longer-term structural growth opportunities. Secular growth is apparent in very many areas in emerging markets, such as the internet in North Asia, consumers in Africa or education in Brazil. Sometimes the more obvious and larger stocks in these areas can become over-valued, but the Fund exercises strong valuation discipline and casts its net wide to construct a well-valued portfolio of structural growth beneficiaries. All of the stocks in which we invest have a visible, persistent arc of growth, at a reasonable price. In management, we look for capable stewards, and we are unforgiving of bad decisions that disadvantage minority shareholders. The Fund is certainly not immune to macro considerations, and these can impact share prices in the shorter term. For instance, periodic bouts of negativity about the (undoubted) challenges that China faces can create significant valuation opportunities for the Fund to invest in companies focused on the more forward-looking parts of the Chinese economy.

For the remainder of 2014, and beyond, we will continue to search diligently for investments that embody the Fund’s ethos of structural growth at a reasonable price.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

7

EMERGING MARKETS FUND

(unaudited)

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Angus Shillington
Portfolio Manager July 15, 2014	Deputy Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of June 30, 2014.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.
8

TOP TEN EQUITY HOLDINGS*

June 30, 2014 (unaudited)

Ezion Holdings Ltd.

(Singapore, 2.3%)

Ezion offers offshore marine logistics and support services, including lift boats and jack-up rigs.

Estacio Participacoes S.A.

(Brazil 2.3%)

Estacio provides post-secondary education services. The company’s network is comprised of university centers, colleges and distance learning units offering various traditional and technological undergraduate and post-graduate programs.

Glencore Xstrata Plc

(Switzerland, 2.3%)

Glencore Xstrata is a diversified natural resources company. The company operates in three groups: metals and minerals, energy products, and agricultural products. Glencore Xstrata offers its products and services around the world.

BB Seguridade Participacoes S.A.

(Brazil, 2.2%)

BB Seguridade acts as a holding company investing in insurance companies and as an insurance broker. The company offers insurance products, open pension plans, and special savings bonds. BB Seguridade also provides brokerage services.

Tech Mahindra Ltd.

(India, 2.1%)

Tech Mahindra develops and markets computer software. The company markets software for telecommunications equipment manufacturers, telecom service providers, software vendors, and systems integrators.

Taiwan Semiconductor Manufacturing Co. Ltd.

(Taiwan, 2.1%)

Taiwan Semiconductor manufactures and markets integrated circuits. The company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production, and design services. TSMC’s integrated circuits are used in computer, communication, consumer electronics, automotive, and industrial equipment industries.

Tencent Holdings Ltd.

(Hong Kong, 2.1%)

Tencent provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

Samsung Electronics Co. Ltd.

(South Korea, 2.0%)

Samsung manufactures a wide range of consumer electronics, information technology and mobile communication products. Its semiconductor business manufactures a wide range of memory chips and system large scale integrated circuits.

Magnit OJSC

(Russia, 2.0%)

Magnit is a principally a food retailer and operates a chain of hypermarkets, conveniences stores and other formats.

Glenmark Pharmaceuticals Ltd.

(India, 2.0%)

Glenmark Pharmaceuticals is a company involved in the discovery new pharmaceutical products for a wide range of therapeutic segments, as well as the manufacture of generic products with the equivalence to branded formulations.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com

9

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Average Annual Total Return 6/30/14	Class A-GBFAX After Maximum Sales Charge[1]	Class A-GBFAX Before Sales Charge	MSCI EM
Six Months	(1.18)%	4.81%	6.32%
One Year	9.08%	15.77%	14.68%
Five Year	13.09%	14.45%	9.57%
Ten Year	11.70%	12.37%	12.29%

Average Annual Total Return 6/30/14	Class C-EMRCX After Maximum Sales Charge[2]	Class C-EMRCX Before Sales Charge	MSCI EM
Six Months	3.36%	4.36%	6.32%
One Year	13.70%	14.70%	14.68%
Five Year	13.54%	13.54%	9.57%
Ten Year	11.60%	11.60%	12.29%

Average Annual Total Return 6/30/14	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM
Six Months	n/a	5.17%	6.32%
One Year	n/a	16.42%	14.68%
Five Year	n/a	15.02%	9.57%
Life* (annualized)	n/a	0.70%	0.12%
Life* (cumulative)	n/a	4.60%	0.76%
*since 12/31/07

Average Annual Total Return 6/30/14	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM
Six Months	n/a	5.01%	6.32%
One Year	n/a	16.04%	14.68%
Life* (annualized)	n/a	7.73%	3.61%
Life* (cumulative)	n/a	36.36%	15.91%
*since 4/30/10

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.59% / Net Expense Ratio 1.59%		Gross Expense Ratio 1.50% / Net Expense Ratio 1.00%

[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.51% / Net Expense Ratio 2.50%		Gross Expense Ratio 1.37% / Net Expense Ratio 1.27%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.60% for Class A, 2.50% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.

10

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Fund

		Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2014 - June 30, 2014
Class A	Actual	$1,000.00	$1,048.10	1.59%	$8.07
	Hypothetical**	$1,000.00	$1,016.91	1.59%	$7.95
Class C	Actual	$1,000.00	$1,043.60	2.50%	$12.67
	Hypothetical**	$1,000.00	$1,012.40	2.50%	$12.47
Class I	Actual	$1,000.00	$1,051.70	1.00%	$5.09
	Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
Class Y	Actual	$1,000.00	$1,050.10	1.27%	$6.46
	Hypothetical**	$1,000.00	$1,018.50	1.27%	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) gained 13.29% (Class A shares, excluding sales charge) for the six months ended June 30, 2014. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index1 (the “Index”), its primary benchmark, rose 16.43% for the same period. Two key aspects of the Fund that detracted from performance relative to its primary benchmark were an overweight position in oil and gas refining and marketing, which suffered from a weak spread between WTI and Brent, and an underweight position, and poor stock selection, in oil and gas storage and transportation.

It is important to note that, as the Fund continues to employ a diversified natural resource strategy it has, historically, been underweight energy relative to the S&P® North American Natural Resources Sector Index, the Fund’s benchmark. For example, the benchmark was approximately 86% energy as of June 30, whereas the Fund was approximately 70% energy. It is, however, also important to note that the S&P® Global Natural Resources Index2 gained only 6.88% for the six-month period. As of June 30, this index was a little more than 33% energy. This divergence in performances among indices, over the six months ended June 30, 2014, highlights the effect that energy allocation had on performance during the period.

The Fund remained underweight relative to the benchmark in the energy sector overall at the end of the six-month period, but continued, with its focus on the U.S. unconventional shale story, to maintain an energy allocation close to its historical highs. At the end of the first half of 2014, within energy, the Fund was significantly underweight integrated oil and gas, having no allocation to the sub-sector at period end. The next largest underweight was in the oil and gas storage and transportation sub-sector. As of June 30, 2014, the Fund was overweight relative to the Index in the oil and gas equipment and services and oil and gas drilling sub-sectors, and slightly overweight in the oil and gas exploration and production sub-sector. As of the same date, the Fund was also overweight in the oil and gas refining and marketing sub-sector and the coal and consumable fuels sub-sector. The Fund’s largest overweights relative to the Index were in the diversified metals and mining sub-sector, and in the gold sub-sector.

Overview

Several important factors influenced the markets in which the Fund invested during the first six months of 2014. On the demand side, there was, on the one hand, the continuing clear deceleration of growth in China, particularly during the first quarter of the year, but, as a result of the government stimulus program, less so during the second quarter. On the other hand, not only was there solid demand for commodities on a global basis, which included China, but also, in the developed markets, there were continuing indications of inflections in GDP growth.

On the supply side, markets were affected by a number of significant disruptions. While the situation in Ukraine, and the possibility of further sanctions on Russia, remained a concern during the period under review, there was also the continuing disruption caused by Indonesia’s decision in January to implement a total ban on the export of unprocessed nickel and copper ore. The platinum miners’ strike in South Africa lasted throughout most of the first six months of the year, with the dispute only eventually being settled in the last week in June. And finally, as June drew to a close, there was the accelerating deterioration of the situation in Iraq.

During the period, too, the risk of inflation, not only in the U.S., but also in Europe and Asia, increasingly became both a topic of conversation and a factor for consideration in future investment decisions.

Fund Review

The Fund’s underweight in integrated oil and gas and paper products led them to be two of the strongest positive contributing sub-sectors relative to the primary benchmark. In the case of integrated oil and gas, a sub-sector currently experiencing a decline in capital expenditure, we were significantly underweight. In the case of paper products, the absence of any exposure to the sub-sector enabled the Fund to avoid the benchmark’s negative performance. In gold, not only was the Fund overweight, but it also had reasonable stock selection. Gold companies are currently benefitting, among other things, from an increase in the price of gold, successful cost-cutting and an increase in merger and acquisition activity.

The three weakest contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil and gas refining and marketing, vulnerable to a narrowing spread between WTI and Brent, oil and gas storage and transportation, in which a weak tanker selection by the Fund detracted from performance, and steel, a sub-sector facing not only over capacity, but also only modest demand. There was no allocation to steel in the benchmark index during the period.

The Fund’s three strongest contributors were energy-related companies. The strongest contributor was oil services giant Halliburton (4.2% of Fund’s net assets†) which continued to enjoy strong revenue growth from its directional drilling, pressure pumping and fracking activities, especially in North America. The second and third strongest contributors were Cimarex Energy (4.0% of Fund’s net assets†) and Concho Resources (4.1% of Fund’s net assets†), both oil and gas exploration companies and

12

both continuing beneficiaries of their unconventional shale oil activities, especially in the Permian Basin and, in particular, in the Delaware Sub-Basin.

The Fund’s three weakest contributing companies were Louisiana Pacific (1.2% of Fund’s net assets†), a forest products company, currently affected by concerns about the sustainability of the housing recovery in the U.S.; Marathon Petroleum (1.8% of Fund’s net assets†), an oil and gas refining and marketing company, vulnerable to a narrowing of the spread between WTI and Brent; and, Ophir Energy (0.6% of Fund’s net assets†), an oil and gas exploration and production company, which recently reported some poor drilling results.

Significant purchases by the Fund were made in the diversified metals and mining, oil and gas drilling and gold sub-sectors, with a new position in Freeport-McMoRan (2.1% of Fund’s net assets†) and the addition of shares in Nabors Industries (2.6% of Fund’s net assets†) and Goldcorp (2.3% of Fund’s net assets†), respectively.

The Fund’s largest sales during the period were the integrated oil and gas company Occidental Petroleum, the gold company Newmont Mining, and the oil and gas exploration and production company Whiting Petroleum (all eliminated by the Fund at period end).

During the six-month period, the Fund’s positions in both the gold and diversified metals and mining sub-sectors increased, not least because of both its new position in Freeport-McMoRan and the addition of shares in Goldcorp. The Fund’s allocation to the energy sector also trended higher in all sub-sectors except oil and gas refining and marketing and integrated oil and gas which both declined. By period end the Fund had no allocation to the integrated oil and gas sub-sector. The Fund’s allocation to steel had also declined.

Outlook

Our outlook for demand is that we continue to see a gradual improvement in global GDP, driven by a combination of both the developed and emerging markets. Very importantly, we believe that, as some of the most obvious products of both global geopolitics and social unrest, in the immediate term, supply issues and disruptions will continue to have the most impact on the markets in which we invest. In the longer term, however, persistent concerns over resource scarcity and political issues, such as resource nationalization, will continue to affect these markets, as will the current downtrend in capital expenditure.

Within the themes of resource scarcity and the need for supply security, we have recently added liquid natural gas (LNG) as an area of interest and have, consequently, taken a very small position therein.

Finally, in our extensive travels over the last six months, in addition to the increasing concern we have encountered about the risk of inflation, not just here in the U.S. but also in both Asia and Europe, we have also been informed by a number of natural resource fund managers, particularly in Europe, that they think the unconventional shale story in North America is passé. We would beg strongly to differ. Based on results alone, we believe the unconventional resource story continues to be the most prominent individual natural resource investment theme and will probably be around for quite some time.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

13

GLOBAL HARD ASSETS FUND

(unaudited)

We appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of June 30, 2014.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUP) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
14

TOP TEN EQUITY HOLDINGS*

June 30, 2014 (unaudited)

Glencore Xstrata Plc
(Switzerland, 4.7%)

Glencore Xstrata is a diversified natural resources company. The company operates in three groups: metals and minerals, energy products, and agricultural products. Glencore Xstrata offers its products and services around the world.

Schlumberger Ltd.
(U.S., 4.4%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Halliburton Co.
(U.S., 4.2%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Concho Resources, Inc.
(U.S, 4.1%)

Concho acquires, develops, and explores for oil and natural gas properties in the Permian Basin area of Southeast New Mexico and West Texas.

Cimarex Energy Co.
(U.S., 4.0%)

Cimarex explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas, and Oklahoma.

Pioneer Natural Resources Co.
(U.S., 3.9%)

Pioneer is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Consol Energy, Inc.
(U.S., 3.9%)

Consol is a diversified fuel producer in the Eastern U.S. The company owns and operates mining complexes in several states that contain coal reserves. Consol also explores, develops, and produces natural gas, including methane and shale beds.

Anadarko Petroleum Corp.
(U.S., 3.6%)

Anadarko is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

First Quantum Minerals Ltd.
(Canada, 3.2%)

First Quantum explores for, mines, and produces copper cathode, copper in concentrate, and gold. The company also produces sulfuric acid.

EOG Resources, Inc.
(U.S., 3.2%)

EOG explores for, develops, produces, and markets natural gas and crude oil. The company operates in major producing basins in the United States, Canada, Trinidad, the United Kingdom North Sea, China and, from time to time, select other international areas.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

15

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Average Annual Total Return 6/30/14	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR	S&P 500
Six Months	6.77%	13.29%	16.43%	7.14%
One Year	24.20%	31.76%	33.14%	24.61%
Five Year	9.93%	11.24%	14.75%	18.82%
Ten Year	13.10%	13.77%	12.00%	7.78%

Average Annual Total Return 6/30/14	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Charge	SPGINRTR	S&P 500
Six Months	11.84%	12.84%	16.43%	7.14%
One Year	29.70%	30.70%	33.14%	24.61%
Five Year	10.37%	10.37%	14.75%	18.82%
Ten Year	12.93%	12.93%	12.00%	7.78%

Average Annual Total Return 6/30/14	Class I-GHAIX After Maximum Sales Charge[3]	Class I-GHAIX Before Sales Charge	SPGINRTR	S&P 500
Six Months	n/a	13.51%	16.43%	7.14%
One Year	n/a	32.26%	33.14%	24.61%
Five Year	n/a	11.68%	14.75%	18.82%
Life* (annualized)	n/a	6.83%	6.53%	7.38%
Life* (cumulative)	n/a	71.44%	67.56%	78.90%
*since 5/1/06

Average Annual Total Return 12/31/13	Class Y-GHAYX After Maximum Sales Charge[4]	Class Y-GHAYX Before Sales Charge	SPGINRTR	S&P 500
Six Months	n/a	13.44%	16.43%	7.14%
One Year	n/a	32.09%	33.14%	24.61%
Life* (annualized)	n/a	6.55%	10.25%	15.23%
Life* (cumulative)	n/a	30.25%	50.20%	80.58%
*since 4/30/10

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.42% / Net Expense Ratio 1.38%	[3]	I Shares: no sales or redemption charges Gross Expense Ratio 1.01% / Net Expense Ratio 1.00%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.20% / Net Expense Ratio 2.20%	[4]	Y Shares: no sales or redemption charges Gross Expense Ratio 1.15% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

16

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Hard Assets Fund

		Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2014 - June 30, 2014
Class A	Actual	$1,000.00	$1,132.90	1.38%	$7.30
	Hypothetical**	$1,000.00	$1,017.95	1.38%	$6.90
Class C	Actual	$1,000.00	$1,128.40	2.20%	$11.61
	Hypothetical**	$1,000.00	$1,013.88	2.20%	$10.99
Class I	Actual	$1,000.00	$1,135.10	1.00%	$5.29
	Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
Class Y	Actual	$1,000.00	$1,134.40	1.13%	$5.98
	Hypothetical**	$1,000.00	$1,019.19	1.13%	$5.66

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
17

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) rose 36.03% (Class A shares, excluding sales charge) during the six months ended June 30, 2014. To compare, the NYSE Arca Gold Miners Index1 (GDMNTR) was up 25.11% for the same period. The Fund’s outperformance relative to the benchmark was primarily due to effective stock selection and larger exposure to junior gold equities, which outperformed their senior and intermediate peers.

Gold Sector Overview

■	Gold closed at $1,327.32 per ounce on June 30, up $121.67, or 10.1%, for the first half of 2014.

■	The main driver, in our opinion, was an outbreak of geopolitical risk around the world. Early in the year, tensions in Thailand, Venezuela, Turkey, and Ukraine threatened regional, and possibly global, commerce and financial stability, and were supportive of gold as a safe haven, driving it to an intra-day high of $1,392 per ounce on March 17.

■	Gold later declined as tensions steadied in Ukraine. This, combined with stronger than expected U.S. data reports, a stronger U.S. dollar, and gains in U.S. equities, sent gold down to a second quarter low of $1,240 per ounce on June 3.

■	In June, growing Middle East tensions once again created demand for gold, as a hedge against geopolitical risk, bringing it back above the $1,300 per ounce level. This triggered technical trading and short covering, pushing prices higher.

■	Inflation statistics released on June 17 were, in our opinion, also supportive of gold. The consumer price index rose 0.4% in May. This brings the annualized rate for the first five months of 2014 to 2.6%, while the core rate (excluding food and energy) stands at an annualized 2.3%. Taken alone, no one would consider these numbers problematic. However, to have inflation edging higher at the same time as first quarter GDP growth fell 2.9% raises concerns.

■	Also, on June 18, the Federal Open Market Committee announced a lower long-run growth and interest rate forecast, which is positive for gold.

■	Importantly, flows out of global gold bullion ETPs stabilized, with holdings declining only 2.5% year to date as of the end of June. This compares to a drop of over 20% during the same period last year.

Gold stocks also experienced healthy gains during the first half of 2014, outperforming gold. The positive performance of gold and gold shares this year reflects some shifts in market sentiment. The most significant is the realization that local geopolitical risks have the potential to disrupt global economic well-being. This is supportive of gold. Meanwhile, the gold equity sector has been reclaiming its status as an effective investment for leveraged exposure to gold. Companies continue to focus on increasing their operating margins, maintaining healthy balance sheets, exercising capital discipline, and meeting expectations. This has helped them regain credibility in the markets and has attracted investors who see an opportunity for entry following the oversold levels gold stocks reached at the end of 2013. During the period, gold mining companies reported their fourth quarter 2013 and first quarter 2014 financial results, with most companies meeting or exceeding earnings-per-share expectations. Overall, results suggest to us that, compared to previous years, companies are, in general, being successful in turning around the sector to deliver better profitability and returns to shareholders. The companies are now in better shape fundamentally than we’ve seen in quite a while. In addition, a pick-up in merger and acquisition activity during the first half of the year provided some positive momentum for gold stocks.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as royalty and streaming companies, which have no operating costs. The Fund continues to be almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. As of the end of June 2014, the Fund’s cash position represented 1.1% of assets.

Most of the stocks in the portfolio posted gains during the first half of 2014. Royal Gold (4.8% of Fund’s net assets†), one of the Fund’s top holdings, outperformed significantly and gained 65.8% during the period. We believe that this was driven primarily by the company’s attractive royalty business model, which keeps the company cash flow positive, even at low gold prices, and also by the company’s excellent track record of growth. Osisko Mining (1.6% of Fund’s net assets†) also outperformed during the half (up 79.7%), as a result of the company’s takeover by Yamana Gold (6.2% of Fund’s net assets†) and Agnico-Eagle Mines (5.2% of Fund’s net assets†), which was completed on June 16. Yamana Gold underperformed, down 3.6%, likely due to slightly weaker than expected first quarter results and the effect of the Osisko acquisition. Yamana is guiding stronger operating results for the second half of 2014, and we view its acquisition of a stake in Osisko as positive. Small-cap gold mining stocks, as represented by the Market Vectors Junior Gold Miners Index2 (MVGDXJTR), gained 36.65% during the first half of 2014, outperforming relative to both gold and the larger companies.

18

Outlook

Gold is showing some strength so far this summer, a season that normally experiences demand weakness. We see this as very constructive and it could bode well for gold in the fall, as stronger demand develops. Geopolitical risk has been the dominant driver of the gold market this year. While geopolitical risk is supportive of gold, historically it has not been a longer-term driver. Elevated levels of financial risk are generally needed in order to generate longer-term momentum for gold. We see financial risks building that could become drivers as we move into 2015.

Markets are largely ignoring risk and the level of complacency should have contrarian investors on alert. A number of financial metrics indicate a heightened tolerance for risk. The stock market continues to make all-time highs, while the future Volatility Index3 (VIX) and the St. Louis Fed Financial Stress Index4 are near the record low levels last seen in 2007, before the 2008 financial melt-down. Corporate bond spreads are also down to 2007 levels. The sovereign debt of European nations is higher now than it was during the sovereign debt crisis. Yet 10-year sovereign yields are near record lows. Even central banks are now buying equities, as the Swiss, Danish, and Chinese have disclosed recently.

In our view, zero interest rate policies, led by the Federal Reserve (the “Fed”) and followed by the European Central Bank and the Bank of Japan, are responsible for the complacency toward risk and the reach for yield. Yet it seems policy makers are oblivious to the potential for unintended consequences of their policies. We were flabbergasted by Fed Chairwoman Yellen’s comments in a July 2, 2014 interview reported in the Wall Street Journal: “Monetary policy faces significant limitations as a tool to promote financial stability. Its effects on financial vulnerabilities, such as excessive leverage and maturity transformations, are not well understood.” And: “The potential cost, in terms of diminished macroeconomic performance, is likely to be too great to give financial stability risks a central role in monetary policy decisions.” We had thought that after experiencing a crisis that nearly destroyed the financial system, Ms. Yellen might see a stronger role for the Fed in reducing the odds of another. Ms. Yellen’s comments suggest that the Fed is either incapable of, or unwilling to, use the tools at its disposal to moderate the credit cycle in order to help reduce the severity of the downturns.

It is our view that, until significant fundamental changes are made in the way the monetary system is managed, the markets will continue to be prone to financial risks that are highly disruptive. Gold or gold-related investments were among the best performing asset classes during the ‘30s, ‘70s, and ‘00s (2000 - 2010), the three most financially destructive decades of the past century. We believe the financial system remains vulnerable, and Ms. Yellen’s comments only add to our conviction.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager July 10, 2014	Imaru Casanova Deputy Portfolio Manager
19

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

†	All Fund assets referenced are Total Net Assets as of June 30, 2014.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

[3]	CBOE Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500® Index options, representing one measure of the market’s expectation of stock market volatility over the next 30 day period.

[4]	St. Louis Fed Financial Stress Index measures the degree of financial stress in the markets and is constructed from 18 weekly data series.
20

TOP TEN EQUITY HOLDINGS*

June 30, 2014 (unaudited)

Randgold Resources Ltd.
(United Kingdom, 8.0%)

Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Mali, Cote d’Ivoire, Democratic Republic of Congo, and Senegal.

Eldorado Gold Corp.
(Canada, 7.0%)

Eldorado is a growing mid-tier gold producer with mines and projects in Turkey, China, Greece, Romania and Brazil. The company is positioned to become a major gold company, with production expected to grow to more than 1 million ounces of gold annually within the next five years.

Yamana Gold, Inc.
(Canada, 6.2%)

Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, Mexico, and Canada.

New Gold, Inc.
(Canada, 5.9%)

New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Canada, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Agnico Eagle Mines Ltd.
(Canada, 5.2%)

Agnico Eagle is a gold producer with operations primarily in northwestern Quebec, northern Mexico, northern Finland and Nunavut. The company also has exploration activities in Canada, Europe, Latin America, and the United States. Agnico Eagle focuses on the exploration, development, and expansion of its gold properties primarily from underground operations.

Tahoe Resources, Inc.
(U.S., 5.0%)

Tahoe is on its way to becoming one of the world’s largest primary silver producers, having declared commercial production at its Escobal silver mine in Guatemala in January 2014.

Franco-Nevada Corp.
(Canada, 4.9%)

Franco-Nevada is a resource royalty and investment company. The company owns a diversified portfolio of precious and base metal royalties, oil and natural gas royalties and other interests, including assets in production, under development or in the exploration phase mostly located in geopolitically secure countries.

Royal Gold, Inc.
(U.S., 4.8%)

Royal Gold acquires and manages precious metals royalties. The company seeks to acquire existing royalties and/or finance projects that are in production or near production in exchange for royalty interests. Royal Gold’s gold-focused portfolio contains royalties ranging from those in production and development to those in the evaluation and exploration stages.

B2Gold Corp.
(Canada, 4.7%)

B2Gold is a gold exploration and production company. The company is a Vancouver-based gold producer with mines in Nicaragua and a portfolio of development and exploration assets in Nicaragua, Colombia and Uruguay

Goldcorp, Inc.
(Canada, 4.7%)

Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

*Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com

21

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Average Annual Total Return 6/30/14	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDMNTR	S&P 500
Six Months	28.21%	36.03%	25.11%	7.14%
One Year	19.96%	27.28%	9.36%	24.61%
Five Year	(0.95)%	0.23%	(5.81)%	18.82%
Ten Year	8.96%	9.60%	2.77%	7.78%

Average Annual Total Return 6/30/14	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDMNTR	S&P 500
Six Months	34.57%	35.57%	25.11%	7.14%
One Year	25.35%	26.35%	9.36%	24.61%
Five Year	(0.55)%	(0.55)%	(5.81)%	18.82%
Ten Year	8.84%	8.84%	2.77%	7.78%

Average Annual Total Return 6/30/14	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDMNTR	S&P 500
Six Months	n/a	36.43%	25.11%	7.14%
One Year	n/a	27.86%	9.36%	24.61%
Five Year	n/a	0.60%	(5.81)%	18.82%
Life* (annualized)	n/a	5.57%	(2.68)%	7.41%
Life* (cumulative)	n/a	52.14%	(19.00)%	73.96%
*since 10/2/06

Average Annual Total Return 6/30/14	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDMNTR	S&P 500
Six Months	n/a	36.25%	25.11%	7.14%
One Year	n/a	27.67%	9.36%	24.61%
Life* (annualized)	n/a	(9.53)%	(13.35)%	15.23%
Life* (cumulative)	n/a	(34.12)%	(44.97)%	80.58%
*since 4/30/10

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.47% / Net Expense Ratio 1.45%		Gross Expense Ratio 1.07% / Net Expense Ratio 1.00%

[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.34% / Net Expense Ratio 2.20%		Gross Expense Ratio 1.39% / Net Expense Ratio 1.16%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

22

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Investors Gold Fund

		Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2014 - June 30, 2014
Class A	Actual	$1,000.00	$1,360.30	1.45%	$8.49
	Hypothetical**	$1,000.00	$1,017.60	1.45%	$7.25
Class C	Actual	$1,000.00	$1,355.70	2.20%	$12.85
	Hypothetical**	$1,000.00	$1,013.88	2.20%	$10.99
Class I	Actual	$1,000.00	$1,364.30	1.00%	$5.86
	Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
Class Y	Actual	$1,000.00	$1,362.50	1.16%	$6.79
	Hypothetical**	$1,000.00	$1,019.04	1.16%	$5.81

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

23

LONG/SHORT EQUITY FUND

(unaudited)

Dear Shareholder:

The Long/Short Equity Fund (the “Fund”) launched on December 12, 2013. The Fund gained 0.66% (Class A shares, excluding sales charge) in the first six months of 2014. From inception to June 30, 2014, the Fund returned 3.27% (Class A shares, excluding sales charge).

The Fund benefited from the record-setting performance of the S&P 500® Index* (up 7.14%) throughout the period under review and the strong recovery, in May and June, of small-cap growth stocks, which had fallen sharply in March and April. The Fund’s performance was in line with its strategy of realizing consistent total returns with lower volatility when compared with other registered investment companies that employ a long/short strategy.

Fund Review

The Fund’s strategy attempts to identify the current asset allocations of a universe of long/short equity funds. At the beginning of every month it allocates its assets to indexed exchange-traded products correlated with those asset allocations with the objective of delivering the average returns of those funds, with slightly less than their average volatility.

The Fund began 2014 with a majority of its assets allocated to indexed ETFs of large-cap industrial1, consumer discretionary2, and small-cap stocks3, and with a net long exposure of 46%. With only small percentage adjustments to individual positions at the end of January, the Fund maintained this allocation until the end of February. Unfortunately a slight decline in the industrial ETFs in January and February4 cost the Fund more than it gained on its positions in the consumer discretionary and small-cap index ETFs, leaving it down 0.22% (Class A shares, excluding sales charge) for the year-to-date on February 28.

At the beginning of March, the Fund shifted its long exposure to a combination of S&P 5005 and small-cap growth6 index ETFs, with short positions in index ETFs of large-cap consumer staples7 and small-cap value8 stocks. Overall net long exposure grew to just below 50% at the end of the month. The April asset allocation reversed the position in small-cap value stocks from short to long, while maintaining the other positions with only small changes in their actual sizes. In March and April the S&P 500 Index gained just over 1% while the small-cap growth index ETF plunged over 7%. In addition, the index ETF of consumer staples that the Fund was short gained over 4.4% over these two months. Overall, this allocation lowered the Fund’s year-to-date return to -1.93% (Class A shares, excluding sales charge) as of April 30.

Happily, the Fund maintained these directional exposures in May and June when the trends of March and April reversed. The small-cap growth index and small-cap value index ETFs gained 7.2% and 5.1% respectively, while the S&P 500 index ETF climbed 3.9%. The consumer staples index ETF gained only 0.86% in May and June, so its short position for those two months cost the Fund only 0.07%. Overall, these price changes, in May and June, added 2.81% (Class A shares, excluding sales charge) to the Fund’s performance to bring its total return for the first six months of 2014 to 0.66% (Class A shares, excluding sales charge).

Outlook

As a systematic investment strategy based on the past performance of other long/short equity funds, the Fund does not depend on any fundamental perspective of the equity markets or the macroeconomic environment of its portfolio managers. The statistical analysis that drives the Fund’s strategy does provide insight, however, into the fundamental views of the hundreds of managers of other long/short equity funds that the Fund’s portfolio managers analyze in order to allocate its assets.

Heading into the third quarter of 2014, the Fund’s model has a net long exposure of about 52% of its assets under management. Its largest exposure of 40% remains to the large-cap S&P 500® index ETF, with smaller exposures of 15.7% to small-cap growth, and 5.7% to small-cap value. The Fund continues to hold a short position of 9.6% in the consumer staples index ETF. Taken together, this suggests that long/short equity managers as a group maintain a positive view of equity markets, with some caution about the outlook for small-cap stocks to which they normally have much larger exposure.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the

24

shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk.

As announced July 9, 2014, effective on or about September 17, 2014, the Fund’s name will change to the “Long/Short Equity Index Fund” and its investment objective will change from “seeking total return” to “seeking to track, before fees and expenses, the performance of the Market Vectors North America Long/Short Equity Index.”

We look forward to your participation in the Long/Short Equity Fund and helping you meet your investment needs in the future.

Marc S. Freed Portfolio Manager	Benjamin M. McMillan Deputy Portfolio Manager

July 15, 2014

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

*	The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.
[1]	State Street’s Industrial Select Sector SPDR ETF with Bloomberg ticker ‘XLI Equity’
[2]	State Street’s Consumer Discretionary Select Sector SPDR ETF with Bloomberg ticker ‘XLY Equity’
[3]	iShares Russell 2000 ETF with Bloomberg ticker ‘IWM Equity’
[4]	XLI declined 0.38% in January and February 2014
[5]	State Street’s S&P 500 ETF with Bloomberg ticker ‘SPY Equity’
[6]	iShares Russell 2000 Growth ETF with Bloomberg ticker ‘IWO Equity’
[7]	State Street’s Consumer Staple Select Sector SPDR ETF with Bloomberg ticker ‘XLP Equity’
[8]	iShares Russell 2000 Value ETF with Bloomberg ticker ‘IWN Equity’
25

LONG/SHORT EQUITY FUND

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Average	Class A-LSNAX	Class A-LSNAX
Total Return	After Maximum	Before Sales
6/30/14	Sales Charge[1]	Charge	MVLSNATR
Six Months	(5.17)%	0.66%	1.17%
Life (since 12/12/13)	(2.65)%	3.27%	3.86%

Average	Class I-LSNIX	Class I-LSNIX
Total Return	After Maximum	Before Sales
6/30/14	Sales Charge[2]	Charge	MVLSNATR
Six Months	n/a	0.77%	1.17%
Life (since 12/12/13)	n/a	3.38%	3.86%

Average	Class Y-LSNYX	Class Y-LSNYX
Total Return	After Maximum	Before Sales
6/30/14	Sales Charge[3]	Charge	MVLSNATR
Six Months	n/a	0.77%	1.17%
Life (since 12/12/13)	n/a	3.38%	3.86%

Inception date for the Long/Short Equity Fund was 12/12/13.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 16.26% / Net Expense Ratio 1.23%	[3]	Y shares: no sales or redemption charges Gross Expense Ratio 23.19% / Net Expense Ratio 0.95%
[2]	I shares: no sales or redemption charges Gross Expense Ratio 4.34% / Net Expense Ratio 0.95%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Market Vectors Long/Short Equity North America Hedge Fund Beta TR Index (MVLSNATR) seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic market. The index employs a patented rating and ranking system that filters out funds with low beta as compared to its hedge fund peer group, which seeks to enhance the index’s risk-adjusted returns. The index is constructed using transparent, liquid ETFs to seek to produce hedge fund-style returns. There can be no assurance that index returns will be correlated with risk factor characteristics on an underlying hedge fund or strategy level. In addition, there can be no assurance that the risk factor proxies will emulate desired return characteristics. There are market risks involved in investing in hedge funds and risks associated with investing in liquid, tradable securities (i.e., risk factor proxies) used in attempting to replicate hedge fund results. There is no guarantee of any particular result.

26

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Long/Short Equity Fund

					Expenses Paid
		Beginning	Ending	Annualized	During the Period*
		Account Value	Account Value	Expense Ratio	January 1, 2014 -
		January 1, 2014	June 30, 2014	During Period	June 30, 2014
Class A	Actual	$1,000.00	$1,006.60	1.23%	$6.12
	Hypothetical**	$1,000.00	$1,018.70	1.23%	$6.16
Class I	Actual	$1,000.00	$1,007.70	0.95%	$4.73
	Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Class Y	Actual	$1,000.00	$1,007.70	0.95%	$4.73
	Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
27

MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

Dear Shareholder:

The Multi-Manager Alternatives Fund (the “Fund”) returned -0.11% (Class A shares, excluding sales charge) for the six months ended June 30, 2014. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index1, which returned 1.77% during the period. The Morningstar Multialternative Category of Funds2 returned 1.74%.

The trailing 90-day standard deviation for the most recent period, ending June 30, 2014, was an annualized 6.17%. A review of each of the underlying sub-strategies reveals that the Fund generated strong performance within the long/short equity, multi-strategy, volatility, and event-driven allocations, but performance was weaker within the fixed income and global macro allocations.

Overview

Equities and fixed income investments delivered impressive results during the first half of 2014. The S&P 500® Index3 returned 7.14% and the Barclays Aggregate Bond Index4 returned 3.93%. The markets remained hyper-focused on the U.S. Federal Reserve’s (the “Fed”) exit strategy for its quantitative easing program. The Fed continues to communicate its intent to wind-down the asset-purchase program based on the strengthening economy, but will maintain an ultra-low target range of zero to 0.25% for the federal funds rate to support maximum employment and asset price stability.

Within the equity markets, large-cap stocks, as represented by the Russell Top 200 Index5, outperformed small-cap stocks, as represented by the Russell 2000 Index6, by 3.45%. Developed international and emerging markets equities, as represented by the MSCI EAFE Index7 and the MSCI Emerging Markets Index8, returned 5.14% and 6.32%, respectively. The fixed income markets benefited from declining interest rates during the period. The yield of the 10-year U.S. Treasury note began the year just above 3%, but fell to as low as 2.44% in May.

Fund Review

Asset Allocation

Current Allocations
		%
Name	Investment Strategy	Allocation
AQR Managed Futures Fund	Global Macro	5.22%
Coe Capital Management, LLC	Long/Short Equity	12.03%
Horizon Asset Management, LLC	Multi-Strategy	13.01%
RiverPark Advisors, LLC	Long/Short Equity	11.79%
SW Asset Management, LLC	Fixed Income	5.65%
Tiburon Capital Management, LLC	Event-Driven	15.95%
Volatility Premium Capture*	Volatility (Index-Based)	12.15%
Tactical**		20.80%
Cash		3.40%
TOTAL		100.00%

Source: Van Eck Global
* Volatility Premium Capture tracks the Market Vectors Volatility Premium Capture Index
** The tactical allocation is calculated as the sum of the long positions and does not include short or derivative positions.

During the first six months of 2014, the Fund’s Investment Committee continued to target the Fund’s volatility towards the mid-point of its 4%-6% range, while remaining well diversified across long/short equity‡, event-driven‡, fixed income‡, volatility‡, multi-strategy‡ and global macro‡ strategies. The Investment Committee actively re-allocated assets to existing strategies with minimal dependence on the directionality of the equity and fixed income markets.

Portfolio allocation changes during the first half of the year included the removal of allocations to sub-adviser Millrace Asset Group, and a structured note from Deutsche Bank that tracks both the Equity Mean Reversion Index and the ProVol Index.

The allocations to SW Asset Management, LLC (“SW”) and the AQR Managed Futures Fund (“AQR”) were reduced during the period. The proceeds from the reductions and liquidations were redistributed across the other sub-strategies and tactical allocations.

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Over the period under review, the Fund’s aggregate allocation to long/short equity strategies returned 1.77% and outperformed the Market Vectors North America Long/Short Equity Index9, which returned 1.17%. Coe Capital (“Coe”) generated a return of 6.94%. Coe benefited from stock selection within the materials, consumer discretionary and industrials sectors, but performance was hindered by portfolio hedges and positions within the information technology sector. RiverPark Advisors, LLC (“RiverPark”) returned -0.77% during the first six months of the year. RiverPark experienced strong stock selection within the energy and consumer discretionary sectors, but was negatively impacted by holdings in the information technology and industrials sectors. Millrace returned -2.45% due primarily to losses within the information technology sector. The negative returns of Millrace within the information technology sector were slightly offset by investments within the consumer discretionary and industrials sectors, and broad market and sector-specific shorts.

The Fund’s allocation to global macro strategies returned -5.24% versus the HFRX Macro Index10 with a return of -0.73%. As of June 30, 2014, the Fund’s only significant exposure to global macro strategies was through AQR. AQR returned -5.33% as the strategy continued to struggle as a result of rapid trend reversals across markets.

Graham Capital Management, LLC (“Graham”) was added as a global macro sub-adviser, but has not yet received an allocation within the Fund. Graham is a leading investment manager within the alternative investment industry that focuses on macro-oriented quantitative and discretionary investment strategies. As one of the sub-advisors within the Fund, Graham will be implementing its Tactical Trend strategy, which is a systematic trend-following global macro program that invests long and short across equity indices, currencies, fixed income and commodities.

The Fund’s allocation to event-driven strategies returned 5.14% compared to a return of 1.63% for the Market Vectors Global Event Driven Index11. Within event-driven strategies, the Fund was allocated to Tiburon Capital (“Tiburon”). Tiburon generated a return of 5.33%, as it benefited from stock selection within the consumer discretionary and information technology sectors. Fixed income positions within the consumer discretionary sector were also large contributors for Tiburon. The largest detractors from performance for Tiburon were portfolio hedges across long equity index put option contracts and short broad market and sector-specific ETFs.

The Fund’s allocation to fixed income strategies during the six-month period returned -3.97% versus the HFRX Fixed Income Credit Index12 with a return of 3.39%. SW, our only dedicated fixed income sub-adviser, generated a return of -3.97%. Positions that detracted from SW’s performance were focused in South America and Eastern Europe, while the losses were offset by hedges and gains within Argentina.

The Fund’s allocation to Horizon Asset Management, LLC (“Horizon”), a multi-strategy sub-adviser that invests across the capital structure and utilizes option contracts, returned 4.59%. Horizon benefited from holdings within the financial and materials sectors, and price appreciation on closed-end bond funds.

The Fund’s allocation to the Volatility Premium Capture strategy returned 4.58% during the first half of the year. It tracks the Market Vectors Volatility Premium Capture Index13, which is a rules-based index designed to harvest put option risk premiums that result from the tendency of investors to overpay for downside protection.

The tactical allocation returned 1.45%. The largest contributors to performance for the tactical allocation were hedged gold and energy equity positions. The largest detractors from performance were hedged emerging markets equity positions and a short position on long-term U.S. Treasury bonds.

Outlook

We continue to believe that the Fund remains well diversified across alternative strategies to navigate periods of heightened volatility and the potential of rising interest rates. We have achieved this positioning by investing in strategies that seek to exploit idiosyncratic market opportunities across asset classes and limiting exposure to traditional fixed income securities.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation

29

MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Stephen H. Scott	Jan F. van Eck
Co-Portfolio Manager Investment Committee, Co-Chair	Co-Portfolio Manager Investment Committee, Co-Chair

July 18, 2014

†	All Fund assets referenced are Total Net Assets as of June 30, 2014.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	Morningstar Multialternative Category of Funds uses a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

[3]	S&P 500® Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[4]	Barclays Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[5]	Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

[6]	Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[7]	MSCI EAFE (Europe, Australasia and Far East) Index is a market-capitalization weighted index designed to measure the equity market performance of developed markets outside of the U.S. and Canada. The index includes a selection of stocks from 21 developed markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Israel, Australia, New Zealand, Singapore, Hong Kong, and Japan.

[8]	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging markets countries.

[9]	Market Vectors® North America Long/Short Equity Index seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic markets.

[10]	HFRX Macro Index is a hedge fund benchmark on strategies that include long/short positions in equity, fixed income, currency and futures markets based on a top-down analysis on a broader view of the world economy.

[11]	Market Vectors® Global Event Driven Index seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic markets.
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[12]	HFRX Fixed Income Credit Index is a hedge fund benchmark on strategies that utilize a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset-backed, capital structure arbitrage and other relative value and event-driven sub-strategies to realize the spreads of various related credit instruments.

[13]	Market Vectors® Volatility Premium Capture Index is designed to systematically harvest put-options risk premiums on the SPDR S&P 500 ETF by selling levered uncovered put-option contracts, one standard deviation out of the money to help manage risk. The positions are collateralized with short-term U.S. Treasuries.

‡	Strategy Definitions

A long/short equity strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.

Global macro and emerging markets strategies seek to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Fixed income strategies buy and short different debt securities.

Directional or tactical trading attempts to exploit broad market trends in equities, interest rates or commodity prices.

Multi-strategy refers to a broad investment mandate that seeks to deliver absolute returns by employing various investment disciplines, across asset classes and publicly-traded financial instruments.

Volatility strategies trade volatility as an asset class, employing arbitrage, directional, market neutral or a mix of types of strategies, and include exposures which can be long, short, neutral or variable to the direction of implied volatility, and includes various financial instruments.
31

MULTI-MANAGER ALTERNATIVES FUND

SECTOR WEIGHTING NET EXPOSURE**

(unaudited)

As of June 30, 2014. Portfolio subject to change.

**	Net exposure was calculated by adding long and short positions.
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PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Average Annual	Class A-VMAAX	Class A-VMAAX
Total Return	After Maximum	Before Sales
6/30/14	Sales Charge[1]	Charge	HFRXGL	S&P 500
Six Months	(5.84)%	(0.11)%	1.77%	7.14%
One Year	1.33%	7.47%	5.27%	24.61%
Five Year	1.01%	2.22%	2.97%	18.82%
Life* (annualized)	0.83%	2.01%	2.99%	18.06%
Life* (cumulative)	4.26%	10.60%	16.09%	132.04%
*since 6/5/09

Average Annual	Class C-VMSCX	Class C-VMSCX
Total Return	After Maximum	Before Sales
6/30/14	Sales Charge[2]	Charge	HFRXGL	S&P 500
Six Months	(1.54)%	(0.54)%	1.77%	7.14%
One Year	5.62%	6.62%	5.27%	24.61%
Life* (annualized)	1.09%	1.09%	4.00%	19.48%
Life* (cumulative)	2.38%	2.38%	8.87%	47.06%
*since 4/30/12

Average Annual	Class I-VMAIX	Class I-VMAIX
Total Return	After Maximum	Before Sales
6/30/14	Sales Charge[3]	Charge	HFRXGL	S&P 500
Six Months	n/a	0.11%	1.77%	7.14%
One Year	n/a	7.81%	5.27%	24.61%
Five Year	n/a	2.58%	2.97%	18.82%
Life* (annualized)	n/a	2.36%	2.99%	18.06%
Life* (cumulative)	n/a	12.55%	16.09%	132.04%
*since 6/5/09

Average Annual	Class Y-VMAYX	Class Y-VMAYX
Total Return	After Maximum	Before Sales
6/30/14	Sales Charge[4]	Charge	HFRXGL	S&P 500
Six Months	n/a	0.00%	1.77%	7.14%
One Year	n/a	7.83%	5.27%	24.61%
Life* (annualized)	n/a	2.17%	1.22%	15.23%
Life* (cumulative)	n/a	9.37%	5.20%	80.58%
*since 4/30/10

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I), 4/30/10 (Class Y) and 4/30/12 (Class C)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 3.40% / Net Expense Ratio 2.71%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 3.05% / Net Expense Ratio 2.26%
[2]	C shares: 1.00% redemption charge, first year Gross Expense Ratio 15.25% / Net Expense Ratio 3.44%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 4.32% / Net Expense Ratio 2.31%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index (HFRXGL) is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

33

MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Multi-Manager Alternatives Fund

		Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2014 - June 30, 2014
Class A	Actual	$1,000.00	$998.90	2.71%	$13.43
	Hypothetical**	$1,000.00	$1,011.36	2.71%	$13.51
Class C	Actual	$1,000.00	$994.60	3.44%	$17.01
	Hypothetical**	$1,000.00	$1,007.74	3.44%	$17.12
Class I	Actual	$1,000.00	$1,001.10	2.26%	$11.21
	Hypothetical**	$1,000.00	$1,013.59	2.26%	$11.28
Class Y	Actual	$1,000.00	$1,000.00	2.31%	$11.46
	Hypothetical**	$1,000.00	$1,013.34	2.31%	$11.53

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
34

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) gained 9.69% (Class A shares, excluding sales charge) for the six months ended June 30, 2014. The Fund outperformed its two benchmark indices, the J.P. Morgan Government Bond - Emerging Markets Global Diversified (GBI-EM) Index1 (representing local currency2) and the J.P. Morgan Emerging Markets Bond Global Diversified (EMBI) Index3 (representing hard currency4), which rose 5.99% and 8.66%, respectively, for the same period.

Even though most of the outperformance occurred in the second quarter, the Fund performed competitively in the first quarter. In that quarter it gained 3.84%, while the GBI-EM (representing local currency) gained 1.90% and the EMBI (representing hard currency) gained 3.73% for the same period. The Fund’s mandate is flexible in nature, and was among the first to blend hard and local currencies.

Overview

Inflows to emerging markets debt funds improved in the first half of 2014 on the back of ample global liquidity and fundamental improvements in some emerging markets that resulted in several rating upgrades. However, there is uncertainty about the persistence of these trends, as the U.S. continues to move toward a higher interest rate environment which is likely to put pressure on emerging markets debt. Moreover, a number of well-known emerging markets countries continue to face weak economic outcomes and political turmoil.

We would, however, regard whatever upcoming turmoil may occur as a setback, not a crisis. It is telling that a number of countries responded to external pressures in an orthodox fashion by hiking interest rates and allowing currencies to weaken, compared to earlier crises when deeper and tougher policy responses were necessitated (for example, defaults and banking system resets). This policy response, nonetheless, argues in favor of greater allocation to hard-currency debt, which should benefit from the resulting accumulation/stability of international reserves. We also envisage continued secular inflows into the asset class, particularly from strategic investors looking for higher yields and fundamentals that do not include the high debt levels that characterize developed markets. Other central banks are noteworthy contributors to this demand for emerging markets debt.

Fund Review

At the portfolio level, outperformance during the semi-annual period was due to a combination of comparatively overweight positions in securities driven, to a large extent, by idiosyncratic factors-Venezuelan hard-currency bonds, Israel local-currency bonds, Argentina hard-currency bonds, and corporate hard-currency bonds in Mexico and Brazil. The Fund’s biggest winners during the six-month period were positions in Venezuela, Brazil, Mexico, and Argentina (sovereign and corporate hard-currency debt and corporate local-currency debt), as well as in Portugal, Israel, and Nigeria, where the Fund’s exposure was in local-currency debt.

The Fund’s major detractor from performance was exposure to Hungary hard-currency sovereign and corporate debt, which suffered from the political noise in the region. The Fund’s positions in South Africa, Russia (where the Fund’s exposure was in corporate hard-currency debt), Chile (where the Fund’s exposure was in corporate local-currency debt), and Uruguay (where the Fund’s exposure was in sovereign hard-currency debt), also detracted from performance.

Our current portfolio reflects our view that the exit from the quantitative easing programs in the U.S. will leave room for idiosyncrasy, and diverse policy reactions (i.e., some good, some bad) in the emerging markets. In general, the current portfolio seeks, in the long run, to generate potential for price upside, stemming from the fact that a country’s bottom-up fundamentals (as opposed to technicals triggered by U.S. Treasuries) drive asset prices. Emerging markets debt continues to have higher real yields and higher credit spreads than developed markets debt, with, in our opinion, superior fundamentals. We aim to earn carry5 while we position to capture longer-term upside that should, over time, be generated by country fundamentals. We would note that, relative to bonds with a low spread and idiosyncrasy component, bonds with a high spread and idiosyncrasy component relative to the overall yield should, over time, outperform in any generalized bond sell-off.

The countries where we see the best opportunities can generally be characterized as having strong or improving balance sheets, good policy reactions relative to market opinions, high real interest rates, and stabilized technicals. All such countries have been in our portfolio to a medium or large degree over time. In particular, we like exposure to local-currency debt in Israel which is rapidly de-coupling from the Eurozone and already benefitting from large natural gas deposits (against the backdrop of extremely low foreign ownership, the improving fiscal balance and significant pre-financing of the 2014 issuance plan).

35

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

We believe that selected corporate hard-currency debt in Brazil, Mexico, and Peru still looks attractive and should benefit further from growth rebound in China and the U.S., as well as from the reform program in Mexico. We are constructive on corporate hard-currency debt in India, where the government received a strong reform mandate in the last parliamentary elections. In hard-currency debt, we also have a bias toward accumulating low-correlated high-spread bonds (both corporate and sovereign credits-including Venezuela, Argentina, Vietnam, Indonesia, and Colombia). As we transition to whatever new yield environment materializes, these bonds will likely act as defensive investments that can perform well during periods of risk aversion, especially if the U.S. dollar is rallying.

During the early part of the reporting period, the Fund used derivatives, specifically currency forwards to hedge the currency component of fixed income holdings. The use of such derivatives did not materially impact performance.

Outlook

We see a combination of headwinds and tailwinds for emerging markets debt in the coming months, in part due to the risk of higher U.S. interest rates and a stronger U.S. dollar, resulting from the Fed’s tapering of bond purchases.

Starting with the headwinds: we will simply say that higher U.S. rates pressured emerging markets debt last time around, and, thus, it is reasonable to expect a repetition, assuming that U.S. interest rates rise (especially at the longer end of the yield curve). The U.S. curve flattened significantly in the first six months of 2014, in part due to greater purchases of longer-term bonds by central banks, and in part due to negative macroeconomic surprises in the U.S. Traditionally, a higher Fed target rate is associated with bear-flattening of the Treasury curve, however, the expectation of a more robust growth and higher inflation can temporarily steepen the curve, presenting greater downside risk for longer-term rates and duration.

In addition, several large emerging markets economies-Turkey, South Africa, and Russia-continue to face problems (weak growth momentum, high inflation and low real interest rates) and this may further limit flows into the asset class in the near term.

Finally, there’s a risk of elevated commodity prices in the event of stronger growth in China and the U.S., and on-going political noise in Iraq, which will increase inflation pressures in many emerging markets.

The tailwinds, on the other hand, are pretty significant. Most important, low debts and deficits are meaningful, while the orthodox policy response (higher interest rates and weaker foreign exchange) should allow for a speedier correction of many macroeconomic imbalances.

Finally, emerging markets bonds continue to pay higher real interest rates than developed markets bonds, despite the superior fundamentals of emerging markets’ economies. Through our continuing research, we believe that emerging markets bonds seem to offer superior risk/return to developed markets bonds.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Assistant Portfolio Manager

July 17, 2014

36

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[2]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[3]	The J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.

[5]	The carry of any asset is the cost or benefit of owning that asset.
37

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Average Annual Total Return 6/30/14	Class A-EMBAX After Maximum Sales Charge[1]	Class A-EMBAX Before Sales Charge	GBI-EM
Six Months	3.40%	9.69%	5.99%
One Year	7.65%	14.24%	3.91%
Life* (annualized)	4.67%	7.85%	2.86%
Life* (cumulative)	9.44%	16.09%	5.72%
*since 7/9/12

Average Annual Total Return 6/30/14	Class C-EMBCX After Maximum Sales Charge[2]	Class C-EMBCX Before Sales Charge	GBI-EM
Six Months	8.33%	9.33%	5.99%
One Year	12.50%	13.50%	3.91%
Life* (annualized)	7.06%	7.06%	2.86%
Life* (cumulative)	14.42%	14.42%	5.72%
since 7/9/12

Average Annual Total Return 6/30/14	Class I-EMBUX After Maximum Sales Charge[3]	Class I-EMBUX Before Sales Charge	GBI-EM
Six Months	n/a	9.77%	5.99%
One Year	n/a	14.58%	3.91%
Life* (annualized)	n/a	8.07%	2.86%
Life* (cumulative)	n/a	16.57%	5.72%
*since 7/9/12

Average Annual Total Return 6/30/14	Class Y-EMBYX After Maximum Sales Charge[4]	Class Y-EMBYX Before Sales Charge	GBI-EM
Six Months	n/a	9.79%	5.99%
One Year	n/a	14.46%	3.91%
Life* (annualized)	n/a	8.02%	2.86%
Life* (cumulative)	n/a	16.46%	5.72%
*since 7/9/12

Inception date for the Unconstrained Emerging Markets Bond Fund was 7/9/12.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.34% / Net Expense Ratio 1.25%		Gross Expense Ratio 0.99% / Net Expense Ratio 0.95%

[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.54% / Net Expense Ratio 1.95%		Gross Expense Ratio 1.25% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

J.P. Morgan Government Bond - Emerging Markets Global Diversified (GBI-EM) Index tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

38

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Unconstrained Emerging Markets Bond Fund

					Expenses Paid
		Beginning	Ending	Annualized	During the Period*
		Account Value	Account Value	Expense Ratio	January 1, 2014 -
		January 1, 2014	June 30, 2014	During Period	June 30, 2014
Class A	Actual	$1,000.00	$1,096.90	1.25%	$6.50
	Hypothetical**	$1,000.00	$1,018.60	1.25%	$6.26
Class C	Actual	$1,000.00	$1,093.30	1.95%	$10.12
	Hypothetical**	$1,000.00	$1,015.12	1.95%	$9.74
Class I	Actual	$1,000.00	$1,097.70	0.95%	$4.94
	Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Class Y	Actual	$1,000.00	$1,097.90	1.00%	$5.20
	Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
39

CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS (a)

June 30, 2014 (unaudited)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 97.9%

United States Treasury Obligations: 95.5%
	United States Treasury Bills
$15,000,000	0.03%, 09/25/14	$14,999,145
36,000,000	0.03%, 11/28/14	35,992,296
15,000,000	0.03%, 10/23/14	14,998,395
17,000,000	0.04%, 10/16/14	16,998,045
20,000,000	0.04%, 11/06/14 (b)	19,997,160
16,000,000	0.04%, 10/30/14 (b)	15,998,192
45,000,000	0.04%, 11/13/14 (b)	44,992,215
18,000,000	0.05%, 10/02/14	17,998,308
47,000,000	0.05%, 11/20/14 (b)	46,991,446
15,000,000	0.06%, 07/17/14	14,999,633
19,000,000	0.06%, 07/03/14 (b)	18,999,939
15,000,000	0.06%, 08/07/14	14,999,037
21,000,000	0.07%, 08/28/14 (b)	20,997,717
15,000,000	0.07%, 09/04/14 (b)	14,999,625
20,000,000	0.07%, 08/21/14 (b)	19,997,945
5,000,000	0.07%, 09/11/14 (b)	4,999,850
20,000,000	0.07%, 09/18/14 (b)	19,999,280
		358,958,228

Number of Shares

Money Market Fund: 2.4%
9,083,535	AIM Treasury Portfolio - Institutional Class	9,083,535

Total Short-term Investments (Cost: $368,038,912)		368,041,763
Other assets less liabilities: 2.1%		7,810,447
NET ASSETS: 100.0%		$375,852,210

Total Return Swap Contracts – As of June 30, 2014, the Fund had an outstanding swap contract with the following terms:

Long Exposure

			Rate paid	Termination	% of	Unrealized
Counterparty	Referenced Obligation	Notional Amount	by the Fund	Date	Net Assets	Appreciation
UBS AG	UBS Bloomberg Constant Maturity
	Commodity Index Total Return	$368,286,000	0.51%	07/09/14	1.6%	$6,066,553

(a)	Represents Consolidated Schedule of Investments.
(b)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $60,993,437.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Government	97.5%	$358,958,228
Money Market Fund	2.5	9,083,535
	100.0%	$368,041,763

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Short-Term Investments:
United States Treasury Obligations	$—	$358,958,228	$—	$358,958,228
Money Market Fund	9,083,535	—	—	9,083,535
Total	$9,083,535	$358,958,228	$—	$368,041,763
Other Financial Instruments:
Swap Contract	$—	$6,066,553	$—	$6,066,553

See Notes to Financial Statements

40

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 86.2%

Brazil: 8.5%
103,000	American Banknote S.A.	$1,784,494
329,000	BB Seguridade Participacoes S.A.	4,830,396
447,000	BR Malls Participacoes S.A.	3,803,394
371,000	Estacio Participacoes S.A.	4,911,405
64,900	Guararapes Confeccoes S.A.	3,113,555
		18,443,244
China / Hong Kong: 23.7%
16,500	Baidu, Inc. (ADR) *	3,082,365
2,992,000	Baoxin Auto Group Ltd. #	2,526,057
2,963,392	Beijing Capital International Airport Co. Ltd. #	2,025,808
2,464,000	Boer Power Holdings Ltd. #	3,036,607
1,613,600	Brilliance China Automotive Holdings Ltd. #	3,020,613
2,244,994	China Animal Healthcare Ltd. #	1,564,553
3,772,000	China Hongqiao Group Ltd. #	2,726,502
9,232,000	China Huishan Dairy Holdings Co. Ltd. * #	2,022,281
115,700	China Lodging Group Ltd. (ADR) *	2,904,070
932,000	China Singyes Solar Technologies Holdings Ltd. #	1,584,548
868,000	China Vanke Co. Ltd. *	1,525,361
3,024,200	Franshion Properties China Ltd. #	799,682
402,000	Galaxy Entertainment Group Ltd. #	3,202,611
4,367,000	Genting Hong Kong Ltd. (USD) #	1,724,934
656,000	Great Wall Motor Co. Ltd. #	2,439,432
1,812,000	Greatview Aseptic Packaging Co. Ltd.	1,239,110
827,000	Kunlun Energy Co. Ltd. #	1,363,360
3,578,000	Petro-King Oilfield Services Ltd. #	1,029,680
455,000	Shanghai Pharmaceuticals Holding Co. Ltd.	946,351
655,000	Techtronic Industries Co. #	2,099,729
293,500	Tencent Holdings Ltd. #	4,476,358
3,560,000	Wasion Group Holdings Ltd. #	2,682,164
1,214,000	Xinyi Glass Holdings Ltd. #	712,626
875,000	Zhuzhou CSR Times Electric Co. Ltd. #	2,652,420
		51,387,222
India: 13.6%
966,000	Adani Ports and Special Economic Zone Ltd. #	3,918,761
82,200	Apollo Hospitals Enterprise Ltd. #	1,364,226
108,000	Axis Bank Ltd. #	3,444,475
644,357	DEN Networks Ltd. * #	2,550,407
449,700	Glenmark Pharmaceuticals Ltd. #	4,262,866
124,400	Jammu & Kashmir Bank Ltd. #	3,236,178
124,900	Persistent Systems Ltd.	2,238,627
325,500	Phoenix Mills Ltd. #	1,738,862
126,600	Tech Mahindra Ltd. #	4,526,753
235,000	Yes Bank Ltd. #	2,118,997
		29,400,152
Indonesia: 1.0%
2,450,000	Bank Rakyat Indonesia Tbk PT #	2,134,711
Israel: 0.0%
68,000	Queenco Leisure International Ltd. (GDR) * # § Reg S	21,169

Number of Shares		Value

Malaysia: 1.1%
1,755,000	SapuraKencana Petroleum Bhd #	$2,393,862
Mexico: 0.5%
478,000	Credito Real S.A.B. de C.V.	1,070,328
Netherlands: 0.8%
135,400	Nostrum Oil & Gas Plc (GBP) *	1,737,927
Nigeria: 1.5%
14,600,000	Guaranty Trust Bank Plc #	2,597,697
105,343	Nestle Nigeria Plc	743,446
		3,341,143
Panama: 1.6%
24,900	Copa Holdings S.A. (Class A) (USD)	3,549,993
Peru: 1.7%
23,300	Credicorp Ltd. (USD)	3,622,451
Philippines: 1.8%
16,720,000	Megaworld Corp. #	1,723,904
1,249,000	Robinsons Retail Holdings, Inc. * #	2,086,874
		3,810,778
Portugal: 0.4%
50,000	Jeronimo Martins, SGPS S.A. #	822,077
Russia: 4.4%
16,640	Magnit OJSC #	4,329,974
102,000	Mail.ru Group Ltd. (GDR) * Reg S	3,595,500
120,000	Sberbank of Russia (ADR)	1,220,400
173,000	Sberbank RF (USD) * #	426,246
		9,572,120
Singapore: 2.3%
3,009,600	Ezion Holdings Ltd. #	5,025,484
South Africa: 1.7%
129,600	Aspen Pharmacare Holdings Ltd. #	3,644,100
South Korea: 4.7%
6,140	CJ O Shopping Co. Ltd. #	2,217,069
97,900	GS Retail Co. Ltd. #	2,393,557
8,890	Hyundai Mobis Co. Ltd. #	2,496,693
13,175	Hyundai Motor Co. #	2,987,046
		10,094,365
Switzerland: 2.3%
877,000	Glencore Xstrata Plc (GBP) #	4,887,271
Taiwan: 6.1%
1,216,000	Advanced Semiconductor Engineering, Inc. #	1,575,697
635,300	Chailease Holding Co. Ltd. #	1,597,896
21,000	Largan Precision Co. Ltd. #	1,675,343
157,800	MediaTek, Inc. #	2,669,232
233,000	Sinmag Equipment Corp. #	1,311,665
1,061,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	4,489,667
		13,319,500
Thailand: 1.2%
87,000	Kasikornbank PCL #	546,815
341,000	Kasikornbank PCL (NVDR) #	2,143,264
		2,690,079

See Notes to Financial Statements

41

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Turkey: 1.8%
105,000	BIM Birlesik Magazalar A.S. #	$2,408,962
1,885,000	Turkiye Sinai Kalkinma Bankasi A.S. #	1,539,316
		3,948,278
United Arab Emirates: 0.3%
40,000	Al Noor Hospitals Group Plc (GBP)	699,620
United Kingdom: 4.1%
855,000	Afren Plc * #	2,118,104
33,983	Bank of Georgia Holdings Plc #	1,366,584
74,000	Hikma Pharmaceuticals Plc #	2,123,932
812,346	Hirco Plc * # §	0
1,452,850	Raven Russia Ltd. * #	1,909,822
645,859	Volga Gas Plc *	1,370,600
		8,889,042
United States: 1.1%
725,900	Samsonite International S.A. (HKD) #	2,392,856
Zimbabwe: 0.0%
750,000	Commercial Bank of Zimbabwe (USD)	101,250
Total Common Stocks (Cost: $156,862,430)		186,999,022

PREFERRED STOCKS: 3.0%

Colombia: 1.0%
137,000	Banco Davivienda S.A.	2,212,431
South Korea: 2.0%
4,165	Samsung Electronics Co. Ltd. #	4,364,485
Total Preferred Stocks (Cost: $4,977,407)		6,576,916

Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 0.9%

Mexico: 0.9% (Cost: $1,866,964)
828,000	TF Administradora Industrial, S. de R.L. de C.V.	$1,848,935

WARRANTS: 2.4%

Luxembourg: 2.4%
36,600	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 12/01/14) * # (a)	1,378,415
295,000	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	3,821,902
Total Warrants (Cost: $4,191,204)		5,200,317
MONEY MARKET FUND: 5.7% (Cost: $12,338,171)
12,338,171	AIM Treasury Portfolio - Institutional Class	12,338,172
Total Investments: 98.2% (Cost: $180,236,176)		212,963,362
Other assets less liabilities: 1.8%		3,912,535
NET ASSETS: 100.0%		$216,875,897

ADR	—	American Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
NVDR	—	Non-Voting Depositary Receipt
USD	—	United States Dollar

(a)	Issue price $21.53. The security is linked to the performance of Herfy Food Services Co.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $148,473,181 which represents 68.5% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $21,169 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

42

Restricted securities held by the Fund as of June 30, 2014 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Queenco Leisure International Ltd. (GDR)	07/03/2007	68,000	$1,297,605	$21,169	0.0%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Consumer Discretionary	19.1%	$40,698,687
Consumer Staples	7.0	14,807,171
Energy	7.1	15,039,017
Financials	24.1	51,381,297
Health Care	6.9	14,605,648
Industrials	9.3	19,864,296
Information Technology	16.6	35,376,191
Materials	4.2	8,852,883
Money Market Fund	5.7	12,338,172
	100.0%	$212,963,362

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$18,443,244	$—	$—	$18,443,244
China / Hong Kong	9,697,257	41,689,965	—	51,387,222
India	2,238,627	27,161,525	—	29,400,152
Indonesia	—	2,134,711	—	2,134,711
Israel	—	—	21,169	21,169
Malaysia	—	2,393,862	—	2,393,862
Mexico	1,070,328	—	—	1,070,328
Netherlands	1,737,927	—	—	1,737,927
Nigeria	743,446	2,597,697	—	3,341,143
Panama	3,549,993	—	—	3,549,993
Peru	3,622,451	—	—	3,622,451
Philippines	—	3,810,778	—	3,810,778
Portugal	—	822,077	—	822,077
Russia	4,815,900	4,756,220	—	9,572,120
Singapore	—	5,025,484	—	5,025,484
South Africa	—	3,644,100	—	3,644,100
South Korea	—	10,094,365	—	10,094,365
Switzerland	—	4,887,271	—	4,887,271
Taiwan	—	13,319,500	—	13,319,500
Thailand	—	2,690,079	—	2,690,079
Turkey	—	3,948,278	—	3,948,278
United Arab Emirates	699,620	—	—	699,620
United Kingdom	1,370,600	7,518,442	—	8,889,042
United States	—	2,392,856	—	2,392,856
Zimbabwe	101,250	—	—	101,250
Preferred Stocks
Colombia	2,212,431	—	—	2,212,431
South Korea	—	4,364,485	—	4,364,485
Real Estate Investment Trust	1,848,935	—	—	1,848,935
Warrants	—	5,200,317	—	5,200,317
Money Market Fund	12,338,172	—	—	12,338,172
Total	$64,490,181	$148,452,012	$21,169	$212,963,362

See Notes to Financial Statements

43

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $1,199,806 and transfers from Level 2 to Level 1 were $5,476,806. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

	Common Stocks
		United
	Israel	Kingdom
Balance as of December 31, 2013	$32,507	$154,639
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(11,338)	(154,639)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2014	$21,169	$0

See Notes to Financial Statements

44

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of
Shares		Value

COMMON STOCKS: 95.2%

Bermuda: 3.0%
310,000	Golar LNG Ltd. (USD)	$18,631,000
4,236,400	Nabors Industries Ltd. (USD)	124,423,068
6,500	SeaDrill Ltd. (USD)	259,675
		143,313,743
Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	0
Canada: 10.6%
241,206	Agnico-Eagle Mines Ltd.	9,236,395
620,000	Agrium, Inc. (USD)	56,810,600
7,218,100	Eldorado Gold Corp. (USD)	55,146,284
7,188,600	First Quantum Minerals Ltd.	153,735,862
3,985,500	Goldcorp, Inc. (USD)	111,235,305
4,243,624	Kinross Gold Corp. (USD) *	17,568,603
7,350,900	New Gold, Inc. (USD) *	46,825,233
332,130	Osisko Gold Royalties Ltd. *	4,995,723
873,887	Yamana Gold, Inc.	7,190,599
4,846,700	Yamana Gold, Inc. (USD)	39,839,874
		502,584,478
Kuwait: 0.2%
3,592,247	Kuwait Energy Plc * # § ø	10,509,608
Monaco: 0.3%
1,608,900	Scorpio Tankers, Inc. (USD)	16,362,513
Norway: 0.8%
909,300	SeaDrill Ltd. #	36,036,094
Switzerland: 5.6%
40,399,925	Glencore Xstrata Plc (GBP) #	225,137,260
1,151,400	Noble Corp Plc (USD)	38,640,984
		263,778,244
United Kingdom: 4.3%
29,138,114	Afren Plc * #	72,184,274
435,000	African Minerals Ltd. * # ø	515,323
2,351,300	African Minerals Ltd. * #	2,785,471
1,313,700	Genel Energy Plc * #	22,794,316
7,965,020	Ophir Energy Plc * #	29,961,290
885,626	Randgold Resources Ltd. (ADR)	74,923,960
		203,164,634
United States: 70.4%
950,917	Alpha Natural Resources, Inc. *	3,527,902
1,564,700	Anadarko Petroleum Corp.	171,287,709
651,700	Archer-Daniels-Midland Co.	28,746,487
1,417,000	Atwood Oceanics, Inc. *	74,364,160
1,402,300	Cameron International Corp. *	94,949,733
344,600	CARBO Ceramics, Inc.	53,109,752
1,328,500	Cimarex Energy Co.	190,586,610
1,121,800	Cloud Peak Energy, Inc. *	20,663,556
1,358,050	Concho Resources, Inc. *	196,238,225
4,029,700	Consol Energy, Inc.	185,648,279
Number of
Shares		Value

United States: (continued)
472,300	Cummins, Inc.	$72,871,167
1,025,473	Delek US Holdings, Inc.	28,949,103
608,200	Diamond Offshore Drilling, Inc.	30,184,966
929,951	Diamondback Energy, Inc. *	82,579,649
752,800	Dril-Quip, Inc. *	82,235,872
1,313,700	EOG Resources, Inc.	153,518,982
2,760,300	Freeport-McMoRan Copper & Gold, Inc.	100,750,950
872,800	Gulfport Energy Corp. *	54,811,840
2,834,100	Halliburton Co.	201,249,441
1,918,900	HollyFrontier Corp.	83,836,741
171,400	Jacobs Engineering Group, Inc. *	9,132,192
826,600	Laredo Petroleum, Inc. *	25,608,068
3,852,600	Louisiana-Pacific Corp. *	57,866,052
3,099,800	Marathon Oil Corp.	123,744,016
1,092,300	Marathon Petroleum Corp.	85,275,861
1,328,500	National Oilwell Varco, Inc.	109,401,975
797,075	Newfield Exploration Co. *	35,230,715
332,075	NOW, Inc. *	12,024,436
2,597,900	Peabody Energy Corp.	42,475,665
1,107,100	Phillips 66	89,044,053
811,900	Pioneer Natural Resources Co.	186,582,739
679,000	Royal Gold, Inc.	51,685,480
1,756,600	Schlumberger Ltd.	207,190,970
1,727,000	SM Energy Co.	145,240,700
1,851,500	Steel Dynamics, Inc.	33,234,425
2,435,600	Superior Energy Services, Inc.	88,022,584
1,535,100	Tesoro Corp.	90,064,317
1,490,900	United States Steel Corp.	38,823,036
		3,340,758,408
Total Common Stocks (Cost: $3,225,570,187)		4,516,507,722

WARRANTS: 0.0%

Canada: 0.0%
182,677	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	4,280
United States: 0.0%
996,020	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	0
Total Warrants (Cost: $243,323)		4,280
MONEY MARKET FUND: 3.5% (Cost: $167,760,357)
167,760,357	AIM Treasury Portfolio - Institutional Class	167,760,357
Total Investments: 98.7% (Cost: $3,393,573,867)		4,684,272,359
Other assets less liabilities: 1.3%		61,158,200
NET ASSETS: 100.0%		$4,745,430,559

See Notes to Financial Statements

45

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR —	American Depositary Receipt
CAD —	Canadian Dollar
GBP —	British Pound
USD —	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $399,923,636 which represents 8.4% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $10,509,608 which represents 0.2% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $11,024,931, or 0.2% of net assets.

Restricted securities held by the Fund as of June 30, 2014 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
African Minerals Ltd.	01/21/2010	435,000	$2,833,678	$515,323	0.0%
Kuwait Energy Plc	08/06/2008	3,592,247	10,862,672	10,509,608	0.2
			$13,696,350	$11,024,931	0.2%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Consumer Staples	0.6%	$28,746,487
Energy	70.6	3,305,427,005
Industrials	2.0	94,027,795
Materials	23.2	1,088,310,715
Money Market Fund	3.6	167,760,357
	100.0%	$4,684,272,359

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$143,313,743	$—	$—	$143,313,743
Brazil	—	—	—	—
Canada	502,584,478	—	—	502,584,478
Kuwait	—	—	10,509,608	10,509,608
Monaco	16,362,513	—	—	16,362,513
Norway	—	36,036,094	—	36,036,094
Switzerland	38,640,984	225,137,260	—	263,778,244
United Kingdom	74,923,960	128,240,674	—	203,164,634
United States	3,340,758,408	—	—	3,340,758,408
Warrants
Canada	4,280	—	—	4,280
United States	—	—	—	—
Money Market Fund	167,760,357	—	—	167,760,357
Total	$4,284,348,723	$389,414,028	$10,509,608	$4,684,272,359

See Notes to Financial Statements

46

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2013	$76,492	$10,153,030
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(76,492)	356,578
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2014	$0	$10,509,608

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014:

					Impact to
					Valuation
					from an
	Value as of		Unobservable Input	Unobservable	Increase
	June 30, 2014	Valuation Technique	Description (1)	Input	in Input (2)
Common Stocks
Brazil	$0	Discounted cash flow	Discount for lack of market	100%	Decrease
Kuwait	10,509,608	Market comparable companies	Production Multiple	45.0x	Increase
			Reserve multiple	11.0x	Increase

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

47

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS (a)

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.2%

Australia: 6.4%
9,736,424	Evolution Mining Ltd. #	$6,511,218
20,121,420	Gold Road Resources Ltd. * #	5,514,416
11,601,118	Gryphon Minerals Ltd. * #	1,775,881
1,906,725	Newcrest Mining Ltd. * #	19,150,459
1,380,000	OceanaGold Corp. (CAD) *	4,280,774
8,641,000	Papillon Resources Ltd. * #	15,599,538
		52,832,286
Canada: 69.7%
651,302	Agnico-Eagle Mines Ltd.	24,939,959
475,000	Agnico-Eagle Mines Ltd. (USD)	18,192,500
883,544	Alamos Gold, Inc. (USD) ø	8,959,136
1,760,000	Amarillo Gold Corp (USD) *	181,435
1,781,875	Argonaut Gold, Inc. *	7,380,992
2,160,000	Argonaut Gold, Inc. * ø	8,947,285
3,803,000	Asanko Gold, Inc. *	9,908,008
6,445,753	AuRico Gold, Inc. (USD)	27,458,908
5,649,000	B2Gold Corp. *	16,464,449
7,841,000	B2Gold Corp. (USD) *	22,895,720
948,000	Bear Creek Mining Corp. (USD) * ø	2,578,560
667,000	Bear Creek Mining Corp. (USD) *	1,814,240
4,300,000	Belo Sun Mining Corp. *	705,215
2,372,000	Castle Mountain Mining Co. Ltd. *	1,511,607
878,588	Cayden Resources, Inc. *	1,523,254
2,803,000	Continental Gold Ltd. *	9,194,040
1,839,000	Eastmain Resources, Inc. (USD) * ø	732,463
1,191,000	Eastmain Resources, Inc. (USD) *	474,368
3,292,461	Eldorado Gold Corp.	25,178,278
4,260,000	Eldorado Gold Corp. (USD)	32,546,400
1,383,000	Fortuna Silver Mines, Inc. *	7,646,971
702,000	Franco-Nevada Corp. (USD)	40,252,680
3,000,000	Gold Canyon Resources, Inc. (USD) *	952,500
328,386	Goldcorp, Inc.	9,164,833
1,073,897	Goldcorp, Inc. (USD)	29,972,465
1,393,000	Guyana Goldfields, Inc. *	3,368,108
1,055,000	Guyana Goldfields, Inc. (USD) *	2,563,650
3,914,000	Klondex Mines Ltd. *	7,336,114
1,593,852	New Gold, Inc. *	10,112,347
5,109,630	New Gold, Inc. (USD) *	32,548,343
1,026,170	New Gold, Inc. (USD) * ø	6,536,703
4,632,875	Orezone Gold Corp. *	3,777,331
896,616	Osisko Gold Royalties Ltd. *	13,486,417
1,206,500	Premier Gold Mines Ltd. *	3,335,528
668,000	Pretium Resources, Inc. *	5,527,801
2,301,800	Primero Mining Corp. (USD) *	18,437,418
577,000	Probe Mines Ltd. *	1,470,821
4,470,800	Rio Alto Mining Ltd. *	10,390,876
5,600,000	Romarco Minerals, Inc. *	4,670,821
6,918,800	Roxgold, Inc. *	5,511,438
Number of Shares		Value

Canada: (continued)
3,820,000	Rubicon Minerals Corp. *	$5,656,342
4,842,000	Sabina Gold & Silver Corp. *	3,947,837
2,647,000	Semafo, Inc.	12,428,162
18,611	Silver Wheaton Corp.	489,759
1,293,375	Silver Wheaton Corp. (USD)	33,976,961
4,800,000	Sulliden Gold Corp. Ltd. *	6,207,769
4,907,171	Timmins Gold Corp. *	8,783,746
10,352,000	Torex Gold Resources, Inc. *	15,813,467
2,373,431	Yamana Gold, Inc.	19,529,288
3,922,578	Yamana Gold, Inc. (USD)	32,243,591
		577,726,904
Mexico: 2.0%
1,100,000	Fresnillo Plc (GBP) #	16,530,311
South Africa: 1.9%
924,000	AngloGold Ashanti Ltd. (ADR) *	15,902,040
United Kingdom: 8.9%
6,599,000	Amara Mining Plc * #	2,576,392
4,305,600	Lydian International Ltd. (CAD) *	5,124,513
783,000	Randgold Resources Ltd. (ADR)	66,241,800
		73,942,705
United States: 10.3%
4,300,000	Midway Gold Corp. *	3,870,000
524,100	Royal Gold, Inc.	39,894,492
1,500,000	Tahoe Resources, Inc. (CAD) * ø	39,276,510
96,300	Tahoe Resources, Inc. (CAD) *	2,521,552
		85,562,554
Total Common Stocks (Cost: $680,552,937)		822,496,800

WARRANTS: 0.0%

Canada: 0.0%
354,041	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	8,295
103,000	Pan American Silver Corp. Warrants (CAD 35.00, expiring 12/31/14) * # §	724
Total Warrants (Cost: $525,098)		9,019
MONEY MARKET FUND: 1.1% (Cost: $9,098,554)
9,098,554	AIM Treasury Portfolio - Institutional Class	9,098,554
Total Investments: 100.3% (Cost: $690,176,589)		831,604,373
Liabilities in excess of other assets: (0.3)%		(2,317,897)
NET ASSETS: 100.0%		$829,286,476

See Notes to Financial Statements

48

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

USD — United States Dollar

(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $67,658,939 which represents 8.2% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $724 which represents 0.0% of net assets.
Ø	Restricted Security - the aggregate value of restricted securities is $67,030,657, or 8.1% of net assets.

Restricted securities held by the Fund as of June 30, 2014 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Alamos Gold, Inc.	01/14/2013	883,544	$1,590,595	$8,959,136	1.1%
Argonaut Gold, Inc.	11/13/2009	2,160,000	10,383,442	8,947,285	1.1
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	2,578,560	0.3
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	732,463	0.1
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	6,536,703	0.8
Tahoe Resources, Inc.	05/28/2010	1,500,000	9,103,783	39,276,510	4.7
			$27,745,383	$67,030,657	8.1%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Precious Metals & Minerals	8.1%	$67,535,735
Diversified Metals & Mining	2.0	17,068,798
Gold	83.7	695,786,871
Silver	5.1	42,113,691
Silver Mining	0.0	724
Money Market Fund	1.1	9,098,554
	100.0%	$831,604,373

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$4,280,774	$48,551,512	$—	$52,832,286
Canada	577,726,904	—	—	577,726,904
Mexico	—	16,530,311	—	16,530,311
South Africa	15,902,040	—	—	15,902,040
United Kingdom	71,366,313	2,576,392	—	73,942,705
United States	85,562,554	—	—	85,562,554
Warrants
Canada	8,295	724	—	9,019
Money Market Fund	9,098,554	—	—	9,098,554
Total	$763,945,434	$67,658,939	$—	$831,604,373

See Notes to Financial Statements

49

LONG/SHORT EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

EXCHANGE TRADED FUNDS: 61.7%
5,007	iShares Russell 2000 Growth ETF	$693,069
2,413	iShares Russell 2000 Value ETF	249,167
8,958	SPDR S&P 500 ETF Trust	1,753,260
Total Exchange Traded Funds (Cost: $2,613,325) (a)		2,695,496

Principal Amount

SHORT-TERM INVESTMENTS: 38.5%

Government Obligations: 34.4%
	United States Treasury Bills
$300,000	0.03%, 11/28/14	299,936
1,000,000	0.06%, 07/03/14	999,997
200,000	0.07%, 08/28/14	199,978
		1,499,911
Number of Shares		Value

Money Market Fund: 4.1% (Cost: $177,806)
177,806	AIM Treasury Portfolio - Institutional Class	$177,806
Total Short-term Investments (Cost: $1,677,740)		1,677,717
Total Investments: 100.2% (Cost: $4,291,065)		4,373,213
Liabilities in excess of other assets: (0.2)%		(9,189)
NET ASSETS: 100.0%		$4,364,024
SECURITIES SOLD SHORT: (9.7)%
EXCHANGE TRADED FUND: (9.7)% (Proceeds: $(404,273))
(9,472)	Consumer Staples Select Sector SPDR Fund	(422,641)
Total Securities Sold Short (Proceeds: $(404,273))		$(422,641)

(a)	All or a portion of these securities are segregated for securities sold short. Total value of the securities segregated, including cash on deposit with broker, is $3,093,764.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Exchange Traded Funds	61.6%	$2,695,496
Government	34.3	1,499,911
Money Market Fund	4.1	177,806
	100.0%	$4,373,213

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$2,695,496	$—	$—	$2,695,496
Short-term Investments	177,806	1,499,911	—	1,677,717
Total	$2,873,302	$1,499,911	$—	$4,373,213

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Fund	$(422,641)	$—	$—	$(422,641)

See Notes to Financial Statements

50

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 57.0%

Automobiles & Components: 0.8%
2,419	General Motors Co.	$87,810
649	Hyundai Motor Co. (KRW) #	147,142
290	Icahn Enterprises LP	28,913
		263,865
Banks: 1.0%
1,089	Credicorp Ltd.	169,307
25,787	Kasikornbank PCL (NVDR) (THB) #	162,077
		331,384
Capital Goods: 1.6%
1,440	Beacon Roofing Supply, Inc. *	47,693
754	Colfax Corp. *	56,203
638	Danaher Corp.	50,230
608	EnerSys, Inc.	41,824
1,379	EnPro Industries, Inc. *	100,888
391	Greenbrier Cos, Inc. *	22,522
367	Quanex Building Products Corp.	6,558
2,391	Quanta Services, Inc. *	82,681
845	Stanley Black & Decker, Inc.	74,208
384	United Rentals, Inc. *	40,216
1,184	USG Corp. *	35,674
		558,697
Commercial & Professional Services: 1.1%
4,077	KAR Auction Services, Inc.	129,934
2,010	Mobile Mini, Inc.	96,259
1,731	Ritchie Bros Auctioneers, Inc.	42,669
3,229	The ADT Corp.	112,821
		381,683
Consumer Durables & Apparel: 0.7%
3,032	Brookfield Residential Properties, Inc. *	62,914
89,194	Guinness Peat Group PLC *	52,695
744	Skechers USA, Inc. *	34,001
1,410	Tempur - Pedic International, Inc. *	84,177
		233,787
Consumer Services: 1.9%
191	Ascent Capital Group, Inc. *	12,608
333	Burger King Worldwide, Inc.	9,064
1,427	Las Vegas Sands Corp.	108,766
6,967	Service Corp. International	144,356
1,452	Starbucks Corp.	112,356
13,748	The Wendy’s Co.	117,270
2,377	Tropicana Entertainment, Inc. *	41,954
437	Wynn Resorts Ltd.	90,704
		637,078
Diversified Financials: 3.5%
969	American Express Co.	91,929
9,138	Blackstone Group LP	305,575
1,321	CME Group, Inc.	93,725
4,953	Dundee Corp. *	79,941
6,890	Imperial Holdings, Inc. *	46,990
2,501	KKR & Co. LP	60,849
2,444	Leucadia National Corp.	64,082
961	Oaktree Capital Group LLC	48,040
2,208	Onex Corp.	136,896
1,687	Partners Value Fund, Inc. *	45,066
Number of
Shares		Value

Diversified Financials: (continued)
2,932	TD Ameritrade Holding Corp.	$91,918
229	Texas Pacific Land Trust (Royalty Trust)	36,665
3,909	The Charles Schwab Corp.	105,269
		1,206,945
Energy: 10.8%
62,765	Afren PLC (GBP) * #	155,489
2,105	Anadarko Petroleum Corp.	230,434
3,856	Cabot Oil & Gas Corp.	131,644
2,906	Cameron International Corp. *	196,765
1,513	Cimarex Energy Co.	217,055
1,468	Concho Resources, Inc. *	212,126
4,510	Consol Energy, Inc.	207,776
2,814	Energy XXI Bermuda Ltd.	66,495
1,820	EOG Resources, Inc.	212,685
84,400	Ezion Holdings Ltd. (SGD) #	140,933
1,194	Goodrich Petroleum Corp. *	32,954
2,996	Halcon Resources Corp. *	21,841
3,044	Halliburton Co.	216,154
707	ION Geophysical Corp. *	2,984
5,073	Marathon Oil Corp.	202,514
1,223	National Oilwell Varco, Inc.	100,714
1,137	Newpark Resources, Inc. *	14,167
364	ONEOK Partners LP	21,330
4,100	Pacific Rubiales Energy Corp.	83,312
2,324	Phillips 66	186,919
963	Pioneer Natural Resources Co.	221,307
2,699	Schlumberger Ltd.	318,347
20,609	SEPLAT Petroleum Development Co Plc (GBP) *	92,055
2,515	SM Energy Co.	211,512
3,633	Southwestern Energy Co. *	165,265
110	TPT Acquisition, Inc. * # §	1,073
121	Vermilion Energy, Inc.	8,434
		3,672,284
Food & Staples Retailing: 0.8%
2,922	Magnit OAO (GDR) Reg S	172,398
2,831	Safeway, Inc.	97,217
		269,615
Food Beverage & Tobacco: 0.8%
571,000	China Huishan Dairy Holdings Co. Ltd. (HKD) * #	125,078
60	Crimson Wine Group Ltd. *	543
988	Philip Morris International, Inc.	83,298
460	Pilgrim’s Pride Corp. *	12,586
3,435	Vector Group Ltd.	71,036
		292,541
Health Care Equipment & Services: 0.7%
1,799	Abaxis, Inc.	79,713
1,101	Abbott Laboratories	45,030
2,088	Air Methods Corp. *	107,845
		232,588
Household & Personal Products: 0.1%
461	WD - 40 Co.	34,676
Industrial: 0.3%
1,437	Ingersoll - Rand PLC	89,827

See Notes to Financial Statements

51

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of
Shares		Value

Insurance: 1.4%
3,830	Assured Guaranty Ltd.	$93,835
12,800	BB Seguridade Participacoes S.A.	187,930
5,564	Fidelity National Financial, Inc.	182,277
		464,042
Materials: 9.9%
2,141	Agnico - Eagle Mines Ltd. (CAD)	81,973
41,425	Argonaut Gold, Inc. (CAD) *	171,593
928	Ashland, Inc.	100,911
64,706	B2Gold Corp. *	188,942
53,750	Continental Gold Ltd. (CAD) *	176,304
1,109	Eagle Materials, Inc.	104,557
31,777	Eldorado Gold Corp.	242,776
46,850	Fortuna Silver Mines, Inc. (CAD) *	259,046
7,344	Goldcorp, Inc.	204,971
81,800	Guyana Goldfields, Inc. (CAD) *	197,783
977	Hi-Crush Partners LP	64,052
4,290	MAG Silver Corp. *	40,583
1,284	Monsanto Co.	160,166
36,406	New Gold, Inc. *	231,906
3,185	Norbord, Inc.	78,144
2,947	Osisko Gold Royalties Ltd. (CAD) *	44,327
162,700	Papillon Resources Ltd. (AUD) * #	293,721
3,142	Platform Specialty Products Corp. *	88,070
2,399	Randgold Resources Ltd. (ADR)	202,955
3,001	SunCoke Energy, Inc. *	64,522
8,420	Tahoe Resources, Inc. *	220,604
1,006	The Dow Chemical Co.	51,769
1,084	US Silica Holdings, Inc.	60,097
7,801	Yamana Gold, Inc. (CAD)	64,189
		3,393,961
Media: 3.4%
1,516	CBS Corp.	94,204
1,954	Discovery Communications, Inc. *	141,841
1,347	DISH Network Corp. *	87,663
7,595	Gray Television, Inc. *	99,722
1,635	Liberty Media Corp. *	223,472
5,457	News Corp. *	97,899
2,676	Starz - Liberty Capital *	79,718
1,380	The Walt Disney Co.	118,321
1,275	Tribune Co. *	108,439
1,385	Viacom, Inc.	120,121
		1,171,400
Pharmaceuticals, Biotechnology: 0.9%
300	AstraZeneca Plc (ADR)	22,293
828	BioMarin Pharmaceutical, Inc. *	51,510
1,504	GlaxoSmithKline PCL (GBP)	40,044
242	Johnson & Johnson	25,318
499	Perrigo Co. PLC	72,734
1,561	Pfizer, Inc.	46,330
1,604	Zoetis, Inc.	51,761
		309,990
Real Estate: 2.5%
73,800	China Vanke Co. Ltd. (HKD) *	129,691
10,839	Dream Unlimited Corp. *	157,487
275,100	Franshion Properties China Ltd. (HKD) #	72,744
5,694	Realogy Holdings Corp. *	214,721
1,832	The Howard Hughes Corp. *	289,145
		863,788
Number of
Shares		Value

Retailing: 2.6%
973	ANN, Inc. *	$40,029
1,035	Conn’s, Inc. *	51,119
2,022	Dollar Tree, Inc. *	110,118
3,600	FTD Cos, Inc. *	114,444
705	Lands’ End, Inc. *	23,674
5,354	Liberty Interactive Corp. *	157,193
152	Priceline.com, Inc. *	182,856
2,346	Sears Holdings Corp. *	93,746
985	Sears Hometown and Outlet Stores, Inc. *	21,148
2,738	The Finish Line, Inc.	81,428
		875,755
Semiconductors: 1.9%
2,891	Applied Micro Circuits Corp. *	31,252
6,723	Atmel Corp. *	62,995
2,710	PMC - Sierra, Inc. *	20,623
5,689	RF Micro Devices, Inc. *	54,558
114	Samsung Electronics Co. Ltd. (KRW) #	148,878
1,638	Skyworks Solutions, Inc.	76,920
7,408	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	158,457
3,936	Ultratech, Inc. *	87,300
		640,983
Software & Services: 4.7%
3,028	Activision Blizzard, Inc.	67,524
370	Alliance Data Systems Corp. *	104,063
1,001	Baidu, Inc. (ADR) *	186,997
1,153	Citrix Systems, Inc. *	72,120
3,026	Cognizant Technology Solutions Corp. *	148,002
21,185	Demand Media, Inc. *	102,112
2,539	eBay, Inc. *	127,102
959	Equinix, Inc. *	201,476
1,688	Euronet Worldwide, Inc. *	81,429
196	Google, Inc. *	112,755
196	Google, Inc. *	114,595
1,897	InterActiveCorp.	131,329
1,095	Textura Corp. *	25,886
660	Visa, Inc.	139,069
		1,614,459
Technology Hardware & Equipment: 2.7%
2,016	Apple, Inc.	187,347
693	Arrow Electronics, Inc. *	41,864
1,851	Benchmark Electronics, Inc. *	47,163
8,082	CDC Corp. * # §	4,849
2,215	Ciena Corp. *	47,977
1,939	EchoStar Corp. *	102,651
2,757	Jabil Circuit, Inc.	57,621
118	MTS Systems Corp.	7,996
2,020	QUALCOMM, Inc.	159,984
3,544	Radware Ltd. *	59,787
1,914	Riverbed Technology, Inc. *	39,486
1,223	Rogers Corp. *	81,146
153,480	Trident Microsystems, Inc. * # §	3,453
2,188	Trimble Navigation Ltd. *	80,847
		922,171

See Notes to Financial Statements

52

Number of
Shares		Value

Telecommunication Services: 1.3%
8,713	Globalstar, Inc. *	$37,030
2,398	RingCentral, Inc. *	36,282
795	Telephone & Data Systems, Inc.	20,757
628	United States Cellular Corp. *	25,622
3,513	Verizon Communications, Inc.	171,891
5,759	Vivendi SA (EUR)	140,932
		432,514
Transportation: 1.6%
2,778	ArcBest Corp.	120,871
942	Con - way, Inc.	47,486
1,102	Copa Holdings SA (Class A)	157,112
1,814	Hertz Global Holdings, Inc. *	50,846
606	Landstar System, Inc.	38,784
2,115	Roadrunner Transportation Systems, Inc. *	59,432
472	Ryder System, Inc.	41,578
1,374	Swift Transportation Co. *	34,666
		550,775

Total Common Stocks (Cost: $17,020,760) (a)		19,444,808

REAL ESTATE INVESTMENT TRUSTS: 1.0%

Real Estate: 1.0%
1,354	American Tower Corp.	121,833
4,290	NorthStar Realty Finance Corp.	74,560
484	Summit Hotel Properties, Inc.	5,130
716	Weyerhaeuser Co. (Preferred Security) 07/01/16	40,633
5,475	Winthrop Realty Trust	84,041

Total Real Estate Investment Trusts (Cost: $246,298) (a)		326,197

Principal
Amount

ASSET - BACKED SECURITIES: 0.4% (Cost: $154,104)
	Sealane Trade Finance
$150,000	14.22%, 02/12/16 (f) # Reg S	154,919

CORPORATE BONDS: 7.7%

Basic Materials: 0.7%
	Momentive Performance Materials, Inc.
66,000	8.88%, 10/15/15 (c) (d)	70,785
168,000	11.50%, 08/11/14 (c) (d)	53,760
	Royal Gold, Inc.
40,000	2.88%, 06/15/19	43,075
	Sidetur Finance BV
295,000	10.00%, 08/11/14 (c) (d) Reg S	61,950
		229,570
Consumer, Cyclical: 2.5%
	Chukchansi Economic Development Authority
213,721	9.75%, 05/30/16 (c) 144A	152,810
	Claire’s Stores, Inc.
128,000	8.88%, 03/15/15 (c)	112,000
	JC Penney Corp., Inc.
110,000	6.38%, 10/15/36	90,475
	Logan’s Roadhouse, Inc.
128,000	10.75%, 08/11/14 (c)	104,640
Principal
Amount			Value

Consumer, Cyclical: (continued)
		Navistar International Corp.
	$45,000	8.25%, 11/01/14 (c)	$47,138
		Neebo, Inc.
	140,300	15.00%, 08/11/14 (c) 144A	146,438
		The Bon - Ton Department Stores, Inc.
	158,000	10.63%, 08/11/14 (c)	158,988
		Toys R Us - Delaware, Inc.
	52,000	7.38%, 08/11/14 (c) 144A	48,360
			860,849
Energy: 0.5%
		Chesapeake Energy Corp.
	42,000	2.50%, 05/15/17 (c) (p)	45,203
		Enercoal Resources Pte Ltd.
	100,000	9.25%, 08/05/14 (p) Reg S	39,500
		Pengrowth Energy Corp.
CAD	30,000	6.25%, 03/31/17	29,622
		Tristan Oil Ltd.
	$128,000	34.44%, 08/11/14 (c) ^ Reg S	62,720
			177,045
Financial: 1.5%
		Banco Cruzeiro do Sul SA
	280,000	7.00%, 07/08/13 (d)	74,200
	125,000	8.00%, 09/17/12 (d)	33,125
	315,000	8.25%, 01/20/16 (d) Reg S	83,475
	450,000	8.50%, 02/20/15 (d) Reg S	119,250
		General Shopping Investments Ltd.
	100,000	12.00%, 03/20/17 (c) Reg S	91,100
		Nuveen Investments, Inc.
	88,000	5.50%, 09/15/15	90,860
			492,010
Industrial: 0.3%
		Tervita Corp.
	106,000	9.75%, 11/01/15 (c) Reg S	103,350
Technology: 0.1%
		SunGard Data Systems, Inc.
	45,000	6.63%, 11/01/15 (c)	47,588
Telecommunication Services: 1.5%

		Alaska Communications Systems Group, Inc.
	205,000	6.25%, 05/01/18	168,613
		IAC/InterActiveCorp.
	40,000	4.75%, 12/15/17 (c)	39,550
		Maxcom Telecomunicaciones, SAB de CV
	58,250	6.00%, 06/15/17 (c) (s)	53,008
		NII Capital Corp.
	156,000	10.00%, 08/11/14 (c)	49,140
		NII International Telecom SCA
	56,000	11.38%, 02/15/17 (c) 144A	49,980
		United States Cellular Corp.
	92,000	6.70%, 12/15/33	94,475
		WebMD Health Corp.
	55,000	2.50%, 01/31/18	58,094
			512,860

See Notes to Financial Statements

53

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal
Amount			Value

Utilities: 0.6%
		Cia de Transporte de Energia Electrica en Alta Tension Transener SA
	$150,000	9.75%, 08/15/21 144A	$119,250
		MetroGas SA
	100,000	8.88%, 12/31/18 144A	90,000
			209,250
Total Corporate Bonds (Cost: $2,842,522) (a)			2,632,522

FOREIGN DEBT OBLIGATIONS: 0.6%

Government: 0.6%
		Ivory Coast Government International Bonds
	100,000	5.75%, 12/31/32 (s) Reg S	97,625
		Mexican Government International Bonds
	530,000	10.00%, 12/05/24	54,652
		Nigeria OMO Bill
NGN	10,000,000	11.60%, 08/14/14 ^	60,498
Total Foreign Debt Obligations (Cost: $209,113)			212,775

Number of
Shares

CLOSED-END FUNDS: 2.9%
	2,408	Avenue Income Credit Strategies Fund	43,296
	3,713	DoubleLine Income Solutions Fund	83,394
	2,666	DoubleLine Opportunistic Credit Fund	63,051
	2,000	First Trust Strategic High Income Fund II	32,700
	3,900	Helios High Income Fund, Inc.	35,802
	5,500	Helios Multi-Sector High Income Fund, Inc.	38,720
	4,445	JZ Capital Partners Ltd. (GBP)	33,586
	3,539	LMP Corporate Loan Fund, Inc.	42,539
	1,945	Montgomery Street Income Securities, Inc.	32,443
	3,370	Nuveen Credit Strategies Income Fund	31,543
	1,612	PCM Fund, Inc.	19,747
	4,639	PIMCO Dynamic Credit Income Fund	110,501
	3,986	PIMCO Dynamic Income Fund	135,883
	3,414	PIMCO Income Opportunity Fund	99,894
	2,791	PIMCO Income Strategy Fund	34,441
	5,936	PIMCO Income Strategy Fund II	65,652
	5,275	Western Asset High Income Opportunity Fund, Inc.	32,178
	2,330	Western Asset Mortgage Defined Opportunity Fund, Inc.	57,318
Total Closed - End Funds (Cost: $961,883) (a)			992,688

EXCHANGE TRADED FUND: 0.0% (Cost: $15,741)
	495	iShares Silver Trust *	10,024
OPEN-END FUND: 5.3% (Cost: $1,832,277)
	181,317	AQR Managed Futures Strategy Fund	1,804,104
Number of
Shares		Value

OPTIONS PURCHASED: 0.2%
200	Amazon.com, Inc. Put ($300, expiring 01/17/15)	3,440
1,400	Apple, Inc. Call ($86, expiring 10/18/14)	12,474
1,200	CBS Corp. Put ($58, expiring 07/19/14)	360
3,500	CBS Corp. Call ($80, expiring 07/19/14)	70
11,700	iShares 20+ Year Treasury Bond ETF Put ($105, expiring 01/17/15)	15,444
9,100	iShares Russell 2000 ETF Put ($111, expiring 07/19/14)	1,820
3,200	Lorillard, Inc. Call ($63, expiring 09/20/14)	9,120
100	Netflix, Inc. Put ($300, expiring 01/17/15)	655
4,400	Powershares QQQ Trust Series 1 Put ($88, expiring 08/16/14)	1,232
4,400	Powershares QQQ Trust Series 1 Call ($97, expiring 08/16/14)	1,452
5,700	Powershares QQQ Trust Series 1 Put ($84, expiring 06/19/15)	57
5,700	SPDR S&P 500 ETF Trust Put ($188, expiring 07/19/14)	1,824
4,400	SPDR S&P 500 ETF Trust Put ($193, expiring 08/16/14)	8,008
300	Zillow, Inc. Put ($90, expiring 01/17/15)	1,200
Total Options Purchased (Cost: $111,803)		57,156
MONEY MARKET FUND: 32.7% (Cost: $11,140,159)
11,140,159	AIM Treasury Portfolio - Institutional Class	11,140,159

Total Investments: 107.8% (Cost: $34,534,660)		36,775,352
Liabilities in excess of other assets: (7.8)%		(2,663,675)
NET ASSETS: 100.0%		$34,111,677

SECURITIES SOLD SHORT: (31.2)%

COMMON STOCKS: (9.1)%

Automobiles & Components: (0.3)%
(1,731)	Thor Industries, Inc.	(98,442)
Capital Goods: (0.2)%
(4,844)	Builders FirstSource, Inc. *	(36,233)
(253)	Continental Building Products, Inc. *	(3,896)
(415)	Generac Holdings, Inc. *	(20,227)
		(60,356)
Commercial & Professional Services: (0.3)%
(999)	Iron Mountain, Inc.	(35,415)
(641)	Nielsen Holdings NV	(31,031)
(809)	Pitney Bowes, Inc.	(22,345)
		(88,791)
Consumer Durables & Apparel: (0.4)%
(532)	Garmin Ltd.	(32,399)
(534)	Lululemon Athletica, Inc. *	(21,616)
(2,262)	Sony Corp. (ADR)	(37,934)
(1,304)	Steven Madden Ltd. *	(44,727)
		(136,676)

See Notes to Financial Statements

54

Number of Shares		Value

Consumer Services: (0.8)%
(1,265)	Apollo Group, Inc. *	$(39,531)
(431)	Darden Restaurants, Inc.	(19,942)
(1,658)	Del Frisco’s Restaurant Group, Inc. *	(45,694)
(674)	DeVry, Inc.	(28,537)
(1,255)	K12, Inc. *	(30,208)
(1,516)	Potbelly Corp. *	(24,195)
(718)	SeaWorld Entertainment, Inc.	(20,341)
(572)	Six Flags Entertainment Corp.	(24,339)
(602)	Strayer Education, Inc. *	(31,611)
		(264,398)
Diversified Financials: (0.2)%
(443)	Financial Engines, Inc.	(20,059)
(2,092)	Green Dot Corp. *	(39,706)
		(59,765)
Energy: (0.1)%
(138)	CARBO Ceramics, Inc.	(21,269)
Food Beverage & Tobacco: (0.3)%
(921)	Dr Pepper Snapple Group, Inc.	(53,952)
(969)	The Coca-Cola Co.	(41,047)
		(94,999)
Health Care Equipment & Services: (0.2)%
(639)	Cerner Corp. *	(32,960)
(1,630)	Hanger, Inc. *	(51,264)
		(84,224)
Household & Personal Products: (0.1)%
(606)	Nu Skin Enterprises, Inc.	(44,820)
Insurance: (0.1)%
(942)	The Progressive Corp.	(23,889)
Materials: (0.1)%
(729)	Commercial Metals Co.	(12,619)
(4,647)	Glencore Xstrata PLC	(26,023)
		(38,642)
Media: (0.2)%
(657)	CBS Corp.	(40,826)
(748)	Gannett Co., Inc.	(23,420)
(591)	Thomson Reuters Corp.	(21,489)
		(85,735)
Retailing: (1.1)%
(820)	Abercrombie & Fitch Co.	(35,465)
(1,376)	Best Buy Co., Inc.	(42,670)
(435)	Dick’s Sporting Good, Inc.	(20,254)
(529)	GameStop Corp.	(21,409)
(634)	Guess?, Inc.	(17,118)
(1,308)	Hibbett Sports, Inc. *	(70,854)
(651)	HomeAway, Inc. *	(22,668)
(693)	Kohl’s Corp.	(36,507)
(337)	PetSmart, Inc.	(20,153)
(1,663)	Staples, Inc.	(18,027)
(651)	Target Corp.	(37,725)
(512)	The Gap, Inc.	(21,284)
		(364,134)
Semiconductors: (0.5)%
(903)	Applied Materials, Inc.	(20,363)
(722)	Intel Corp.	(22,310)
(1,212)	Lattice Semiconductor Corp. *	(9,999)
Number of Shares		Value

Semiconductors: (continued)
(692)	Linear Technology Corp.	$(32,572)
(424)	Maxim Integrated Products, Inc.	(14,335)
(1,641)	NVIDIA Corp.	(30,424)
(488)	Power Integrations, Inc.	(28,080)
(157)	Synaptics, Inc. *	(14,230)
		(172,313)
Software & Services: (2.5)%
(3,170)	Activision Blizzard, Inc.	(70,691)
(331)	Akamai Technologies, Inc. *	(20,211)
(2,766)	Callidus Software, Inc. *	(33,026)
(684)	Criteo SA (ADR) *	(23,099)
(1,262)	DealerTrack Holdings, Inc. *	(57,219)
(1,124)	Electronic Arts, Inc. *	(40,318)
(143)	International Business Machines Corp.	(25,922)
(767)	j2 Global, Inc.	(39,010)
(912)	Jack Henry & Associates, Inc.	(54,200)
(136)	LinkedIn Corp. *	(23,320)
(988)	Microsoft Corp.	(41,200)
(277)	NetSuite, Inc. *	(24,066)
(944)	Oracle Corp.	(38,260)
(1,582)	QLIK Technologies, Inc. *	(35,785)
(381)	salesforce.com inc *	(22,128)
(1,179)	Sapient Corp. *	(19,159)
(424)	ServiceNow, Inc. *	(26,271)
(291)	Shutterstock, Inc. *	(24,147)
(426)	Splunk, Inc. *	(23,571)
(359)	Tableau Software, Inc. *	(25,607)
(307)	Teradata Corp. *	(12,341)
(2,428)	The Western Union Co.	(42,102)
(642)	Trulia, Inc. *	(30,418)
(597)	Twitter, Inc. *	(24,459)
(749)	VistaPrint NV *	(30,305)
(291)	Workday, Inc. *	(26,149)
(275)	Yelp, Inc. *	(21,087)
		(854,071)
Technology Hardware & Equipment: (0.7)%
(1,977)	BlackBerry Ltd. *	(20,244)
(1,861)	Corning, Inc.	(40,849)
(3,595)	Flextronics International Ltd. *	(39,797)
(1,148)	Hewlett-Packard Co.	(38,665)
(1,376)	Juniper Networks, Inc. *	(33,767)
(638)	Lexmark International, Inc.	(30,726)
(355)	Seagate Technology PLC	(20,171)
(218)	Western Digital Corp.	(20,121)
		(244,340)
Telecommunication Services: (0.4)%
(1,131)	AT&T, Inc.	(39,992)
(578)	CenturyLink, Inc.	(20,924)
(885)	Cogent Communications Group, Inc.	(30,577)
(611)	Verizon Communications, Inc.	(29,896)
		(121,389)
Transportation: (0.5)%
(2,968)	Heartland Express, Inc.	(63,337)
(781)	Hub Group, Inc. *	(39,362)
(275)	JB Hunt Transport Services, Inc.	(20,290)
(2,485)	Werner Enterprises, Inc.	(65,877)
		(188,866)

See Notes to Financial Statements

55

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Utilities: (0.1)%
(15,075)	Centrais Eletricas Brasileiras SA (ADR)	$(44,019)
Total Common Stocks (Proceeds: $(2,814,104))		(3,091,138)
REAL ESTATE INVESTMENT TRUST: (0.1)% (Proceeds: $(37,810))
(2,275)	NorthStar Realty Finance Corp. *	(37,810)

Principal Amount

CORPORATE BONDS: (0.4)%

Consumer, Cyclical: (0.1)%
	Toys R Us, Inc.
$(63,000)	7.38%, 10/15/18	(47,723)
Software & Services: (0.3)%
	IAC/InterActiveCorp.
(97,000)	4.88%, 11/30/18 (c)	(101,607)
Total Corporate Bonds (Proceeds: $(148,893))		(149,330)

Number of Shares

EXCHANGE TRADED FUNDS: (21.6)%
(1,608)	Consumer Staples Select Sector SPDR Fund	(71,749)
(19,737)	Direxion Daily Emerging Markets Bull 3X Shares	(610,268)
(331)	Energy Select Sector SPDR Fund	(33,133)
(4,032)	Industrial Select Sector SPDR Fund	(217,970)
(5,616)	iShares Barclays 20+ Year Treasury Bond Fund	(637,528)
(3,515)	iShares Russell 2000 ETF	(417,617)
(2,739)	iShares Silver Trust *	(55,465)
(86,700)	Market Vectors Gold Miners ETF ‡	(2,293,215)
(9,823)	Market Vectors Oil Services ETF ‡	(567,376)
(933)	Market Vectors Semiconductor ETF ‡	(46,174)
(932)	Materials Select Sector SPDR Fund	(46,264)
(789)	Powershares QQQ Trust, Series 1	(74,095)
(1,893)	SPDR Barclays High Yield Bond ETF	(78,995)
(361)	SPDR S&P MidCap 400 ETF Trust	(94,062)
(21,836)	SPDR S&P Oil & Gas Exploration & Production ETF	(1,796,666)
(8,483)	Technology Select Sector SPDR Fund	(325,323)
Total Exchange Traded Funds (Proceeds: $(7,679,431))		(7,365,900)

Total Securities Sold Short (Proceeds: $(10,680,238))		$(10,644,178)
Number of Shares		Value

WRITTEN OPTIONS: (0.4)%
(200)	Amazon.com, Inc. Put ($225, expiring 01/17/15)	$(478)
(1,400)	Apple, Inc. Call ($94, expiring 10/18/14)	(6,160)
(700)	Apple, Inc. Put ($86, expiring 10/18/14)	(1,470)
(3,500)	CBS Corp. Put ($80, expiring 07/19/14)	(63,420)
(10,200)	iShares 20+ Year Treasury Bond ETF Put ($100, expiring 01/17/15)	(5,916)
(3,200)	Lorillard, Inc. Put ($50, expiring 09/20/14)	(1,760)
(100)	Netflix, Inc. Put ($225, expiring 01/17/15)	(163)
(2,300)	Powershares QQQ Trust Series 1 Put ($79, expiring 06/19/15)	(23)
(2,300)	Powershares QQQ Trust Series 1 Put ($80, expiring 06/19/15)	(23)
(1,100)	S&P500 EMINI OPTN Aug14P 1875 ($1875, expiring 8/15/14)	(11,000)
(2,200)	S&P500 EMINI OPTN Aug14P 1900 ($1900, expiring 8/15/14)	(29,700)
(1,150)	S&P500 EMINI OPTN Jul14P 1850 ($1850, expiring 7/18/14)	(2,415)
(4,400)	SPDR S&P 500 ETF Trust Put ($183, expiring 08/16/14)	(2,464)
(5,700)	SPDR S&P 500 ETF Trust Put ($182, expiring 07/19/14)	(798)
(300)	Zillow, Inc. Call ($150, expiring 01/17/15)	(5,520)

Total Written Options (Premiums received: $(171,847))		$(131,310)

See Notes to Financial Statements

56

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
KRW	—	Korean Won
NVDR	—	Non-Voting Depositary Receipt
SGD	—	Singapore Dollar
THB	—	Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $27,104,152.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,410,356 which represents 4.1% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $9,345 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $606,838, or 1.8% of net assets.

Restricted securities held by the Fund as of June 30, 2014 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
TPT Acquisition, Inc.	11/15/2012	110	$12,807	$1,073	0.0%

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2014 is set forth below:

Affiliates	Value 12/31/13	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/14
Market Vectors Gold Miners ETF(1)	$(1,408,704)	$—	$478,008	$—	$—	$(2,293,215)
Market Vectors Oil Services ETF(1)	—	—	493,546	—	—	(567,376)
Market Vectors Semiconductor ETF(1)	(82,400)	191,069	143,809	(9,761)	—	(46,174)
	$(1,491,104)	$191,069	$1,115,363	$(9,761)	$—	$(2,906,765)

(1)	Represents short position at June 30, 2014.

See Notes to Financial Statements

57

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	8.7%	$3,181,885
Consumer Staples	1.6	596,832
Energy	10.0	3,672,284
Financials	11.4	4,185,044
Gold	1.3	491,504
Government	0.6	212,775
Health Care	1.5	542,578
Industrials	4.3	1,580,982
Information Technology	8.6	3,177,613
Investment Companies	0.0	10,024
Materials	7.9	2,902,457
Asset-Backed Securities	0.4	154,919
Corporate Bonds	7.2	2,632,522
Open-End Funds	4.9	1,804,104
Telecommunication Services	1.2	432,514
Options Purchased	0.1	57,156
Money Market Fund	30.3	11,140,159
	100.0%	$36,775,352

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$116,723	$147,142	$—	$263,865
Banks	169,307	162,077	—	331,384
Capital Goods	558,697	—	—	558,697
Commercial & Professional Services	381,683	—	—	381,683
Consumer Durables & Apparel	233,787	—	—	233,787
Consumer Services	637,078	—	—	637,078
Diversified Financials	1,206,945	—	—	1,206,945
Energy	3,374,789	296,422	1,073	3,672,284
Food & Staples Retailing	269,615	—	—	269,615
Food Beverage & Tobacco	167,463	125,078	—	292,541
Health Care Equipment & Services	232,588	—	—	232,588
Household & Personal Products	34,676	—	—	34,676
Industrial	89,827	—	—	89,827
Insurance	464,042	—	—	464,042
Materials	3,100,240	293,721	—	3,393,961
Media	1,171,400	—	—	1,171,400
Pharmaceuticals, Biotechnology	309,990	—	—	309,990
Real Estate	791,044	72,744	—	863,788
Retailing	875,755	—	—	875,755
Semiconductors	492,105	148,878	—	640,983
Software & Services	1,614,459	—	—	1,614,459
Technology Hardware & Equipment	913,869	—	8,302	922,171
Telecommunication Services	432,514	—	—	432,514
Transportation	550,775	—	—	550,775
Real Estate Investment Trusts*	326,197	—	—	326,197
Asset-Backed Securities	—	154,919	—	154,919
Corporate Bonds*	—	2,632,522	—	2,632,522
Foreign Debt Obligations Government	—	212,775	—	212,775
Closed-End Funds	992,688	—	—	992,688
Exchange Traded Fund	10,024	—	—	10,024
Open-End Fund	1,804,104	—	—	1,804,104
Options Purchased	57,156	—	—	57,156
Money Market Fund	11,140,159	—	—	11,140,159
Total	$32,519,699	$4,246,278	$9,375	$36,775,352

See Notes to Financial Statements

58

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$(3,091,138)	$—	$—	$(3,091,138)
Real Estate Investment Trust*	(37,810)	—	—	(37,810)
Corporate Bonds*	—	(149,330)	—	(149,330)
Exchange Traded Funds	(7,365,900)	—	—	(7,365,900)
Total	$(10,494,848)	$(149,330)	$—	$(10,644,178)
Other Financial Instruments:
Written Options	$(131,310)	$—	$—	$(131,310)

*	See Schedule of Investments for security type and industry sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

	Common Stocks
	Long Positions
	Energy	Technology Hardware & Equipment
Balance as of December 31, 2013	$—	$6,847
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(907)	1,455
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	1,980	—
Balance as of June 30, 2014	$1,073	$8,302

Transfers from Level 2 to Level 3 resulted primarily from limited trading activity.

See Notes to Financial Statements

59

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Principal Amount			Value

CORPORATE BONDS: 73.8%
Argentina: 4.7%
USD	76,000	IRSA Inversiones y Representaciones SA
		8.50%, 07/10/14 (c) Reg S	$75,597
	9,500,000	YPF SA
		7.72%, 08/15/18 (f) Reg S	9,678,125
			9,753,722
Bermuda: 3.0%
	5,600,000	Inkia Energy Ltd.
		8.38%, 04/04/16 (c) Reg S	6,258,000
British Virgin Islands: 2.9%
	6,200,000	OAS Financial Ltd.
		8.88%, 04/25/18 (c) Reg S	6,184,500
Cayman Islands: 4.9%
	4,933,000	Marfrig Overseas Ltd.
		9.50%, 05/04/15 (c) Reg S	5,352,305
	1,516,000	Minerva Overseas II Ltd.
		10.88%, 11/15/15 (c) Reg S	1,667,600
	1,559,000	Minerva Overseas Ltd.
		9.50%, 02/01/17 Reg S	1,675,925
	1,496,000	Odebrecht Finance Ltd.
		5.25%, 06/27/29 144A	1,504,228
			10,200,058
Israel: 2.8%
		Delek & Avner Tamar Bond Ltd.
	654,000	3.84%, 12/30/18 144A	659,602
	1,456,000	4.44%, 12/30/20 144A	1,474,235
	1,092,000	5.08%, 12/30/23 144A	1,113,986
	2,548,000	5.41%, 12/30/25 144A	2,631,791
			5,879,614
Luxembourg: 6.6%
		Minerva Luxembourg SA
	733,000	7.75%, 01/31/18 (c) Reg S	786,143
	1,214,000	8.75%, 04/03/19 (c) 144A	1,280,770
	5,526,000	Tonon Luxembourg SA
		10.50%, 05/14/17 (c) 144A	5,816,115
		Virgolino de Oliveira Finance SA
	1,552,000	10.50%, 01/28/15 (c) Reg S	1,257,120
	4,796,000	10.88%, 01/13/18 (c) 144A	4,772,020
			13,912,168
Mexico: 8.4%
	380,000	Corp. GEO, SAB de CV
		9.25%, 06/30/15 (c) (d) Reg S	47,500
	5,690,000	Fermaca Enterprises S de RL de CV
		6.38%, 03/30/38 144A	5,960,275
	753,000	Grupo Bimbo SAB de CV
		3.88%, 06/27/24 144A	753,392
	4,600,000	Servicios Corporativos
		Javer SAPI de CV
		9.88%, 04/06/16 (c) Reg S	5,048,500
		División Fiduciaria
	1,588,000	5.25%, 12/15/24 144A	1,671,370
	3,639,000	6.95%, 01/30/44 144A	4,048,387
			17,529,424
Principal Amount			Value

Netherlands: 0.1%
USD	200,000	Marfrig Holding Europe BV 11.25%, 09/20/17 (c) Reg S	$234,000
Panama: 4.4%
	5,057,000	AES Panama SA 6.35%, 12/21/16 Reg S	5,259,280
	3,628,000	Avianca Holdings SA 8.38%, 05/10/17 (c) Reg S	3,899,012
			9,158,292
Peru: 5.7%
	382,000	Abengoa Transmision Sur SA 6.88%, 04/30/43 144A	424,020
	4,724,000	Banco de Credito del Peru 9.75%, 11/06/19 (c) Reg S	5,775,090
	5,175,000	Corp. Lindley S.A. 6.75%, 11/23/21 Reg S	5,744,250
			11,943,360
Singapore: 3.1%
		Theta Capital Pte Ltd.
	3,499,000	6.13%, 11/14/16 (c) Reg S	3,567,577
	2,869,000	7.00%, 04/11/18 (c) Reg S	2,933,696
			6,501,273
Spain: 0.5%
	897,000	CEMEX Espana SA 9.88%, 04/30/16 (c) Reg S	1,033,793
Sri Lanka: 1.0%
	2,065,000	Bank of Ceylon 5.33%, 04/16/18 Reg S	2,106,300
United Arab Emirates: 3.0%
	5,580,000	DP World Ltd. 6.85%, 07/02/37 Reg S	6,249,600
United Kingdom: 1.5%
		AngloGold Ashanti Holdings Plc
	1,711,000	5.13%, 08/01/22	1,671,592
	1,319,000	8.50%, 07/30/16 (c)	1,482,226
			3,153,818
United States: 3.0%
EUR	100,000	Cemex Finance LLC 5.25%, 04/01/17 (c) 144A	144,187
USD	6,015,000	Rolta LLC 10.75%, 05/16/16 (c) Reg S	6,248,081
			6,392,268
Venezuela: 13.3%
		Petroleos de Venezuela SA
	23,826,000	8.50%, 11/02/17 Reg S	22,344,023
	6,773,000	9.75%, 05/17/35 Reg S	5,564,019
			27,908,042
Vietnam: 4.9%
	7,944,000	Debt and Asset Trading Corp. 1.00%, 07/17/14 (c) Reg S	4,130,880
		Vingroup JSC
	3,019,000	11.63%, 11/07/16 (c) Reg S	3,403,922
	2,366,000	11.63%, 11/07/16 (c) 144A	2,667,665
			10,202,467
Total Corporate Bonds (Cost: $149,201,735)			154,600,699

See Notes to Financial Statements

60

Principal Amount			Value

FOREIGN GOVERNMENT OBLIGATIONS: 18.4%

Argentina: 8.6%
USD	2,244,000	Argentina Bonar Bonds 8.75%, 05/07/24	$2,079,908
		Argentine Republic Government
		International Bond
EUR	12,482,637	7.82%, 12/31/33 (d)	13,844,907
USD	2,569,936	8.28%, 12/31/33 (d)	2,169,026
			18,093,841
Israel: 6.1%
		Israel Government Bond
ILS	14,060,000	2.25%, 05/31/19	4,212,059
	26,040,000	4.25%, 03/31/23	8,544,578
			12,756,637
Netherlands: 2.2%
USD	4,245,000	Republic of Angola Via Northern Lights III BV
		7.00%, 08/16/19 Reg S	4,643,818
Venezuela: 1.4%
	2,976,000	Venezuela Government International Bond 8.50%, 10/08/14	2,990,880
Principal Amount			Value

Vietnam: 0.1%
USD	181,450	Vietnam Government International Bond
		4.00%, 08/04/14 (c) (s)	$166,707
Total Foreign Government Obligations
(Cost: $37,065,536)			38,651,883

Number of Shares

MONEY MARKET FUND: 6.2%
(Cost: $12,894,135)
	12,894,135	AIM Treasury Portfolio - Institutional Class	12,894,135
Total Investments: 98.4%
(Cost: $199,161,406)			206,146,717
Other assets less liabilities: 1.6%			3,324,592
NET ASSETS: 100.0%			$209,471,309

EUR	— Euro
ILS	— Israeli Sheqel
USD	— United States Dollar

(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $34,922,043, or 16.7% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	1.5%	$3,153,818
Consumer, Cyclical	5.2	10,623,437
Consumer, Non-cyclical	16.5	33,913,315
Energy	24.1	49,723,781
Financial	14.7	30,380,484
Government	18.8	38,651,883
Industrial	4.3	8,914,208
Technology	3.0	6,248,081
Utilities	5.6	11,643,575
Money Market Fund	6.3	12,894,135
	100.0%	$206,146,717

See Notes to Financial Statements

61

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$154,600,699	$—	$154,600,699
Foreign Government Obligations*	—	38,651,883	—	38,651,883
Money Market Fund	12,894,135	—	—	12,894,135
Total	$12,894,135	$193,252,582	$—	$206,146,717

*	See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

62

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014 (unaudited)

Assets:	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund
Investments, at value (1)	$368,041,763	$212,963,362	$4,684,272,359
Total return swap contracts, at value	6,066,553	—	—
Cash	—	2,371	652,375
Cash denominated in foreign currency, at value (2)	—	4,438,891	16,179,285
Deposits with broker for securities sold short and options written	—	—	—
Receivables:
Investments sold	—	3,038,427	64,173,970
Shares of beneficial interest sold	2,296,680	965,243	44,610,351
Due from Adviser	—	—	—
Dividends and interest	1,641	475,916	1,662,922
Prepaid expenses	2,992	51,191	124,698
Other assets	—	—	1,289
Total assets	376,409,629	221,935,401	4,811,677,249
Liabilities:
Securities sold short
Unaffiliated issuers (3)	—	—	—
Affiliated issuers (4)	—	—	—
Written options, at value (5)	—	—	—
Payables:
Dividends and interest on securities sold short	—	—	—
Investments purchased	—	4,305,720	31,288,157
Shares of beneficial interest redeemed	151,016	99,204	27,889,493
Due to Adviser	153,978	114,746	3,550,619
Due to Distributor	16,526	45,980	492,190
Deferred Trustee fees	56,502	44,582	1,174,678
Accrued expenses	179,397	449,272	1,851,553
Total liabilities	557,419	5,059,504	66,246,690
NET ASSETS	$375,852,210	$216,875,897	$4,745,430,559
Class A Shares:
Net Assets	$80,480,100	$123,544,675	$1,088,321,376
Shares of beneficial interest outstanding	10,102,776	8,220,386	19,884,769
Net asset value and redemption price per share	$7.97	$15.03	$54.73
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$8.46	$15.95	$58.07
Class C Shares:
Net Assets		$26,140,201	$341,120,445
Shares of beneficial interest outstanding		1,884,829	7,032,255
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$13.87	$48.51
Class I Shares:
Net Assets	$220,732,863	$17,884,563	$2,842,270,090
Shares of beneficial interest outstanding	27,401,566	1,142,907	50,193,371
Net asset value, offering and redemption price per share	$8.06	$15.65	$56.63
Class Y Shares:
Net Assets	$74,639,247	$49,306,458	$473,718,648
Shares of beneficial interest outstanding	9,282,330	3,265,276	8,568,232
Net asset value, offering and redemption price per share	$8.04	$15.10	$55.29
Net Assets consist of:
Aggregate paid in capital	$362,298,463	$203,623,435	$3,568,626,981
Net unrealized appreciation	6,069,404	32,683,714	1,291,100,630
Undistributed (accumulated) net investment income (loss)	(2,424,578)	(399,355)	2,535,640
Accumulated net realized gain (loss)	9,908,921	(19,031,897)	(116,832,692)
	$375,852,210	$216,875,897	$4,745,430,559
(1) Cost of Investments	$368,038,912	$180,236,176	$3,393,573,867
(2) Cost of cash denominated in foreign currency	$—	$4,418,564	$15,775,688
(3) Proceeds for securities sold short - Unaffiliated issuers	$—	$—	$—
(4) Proceeds for securities sold short - Affiliated issuers	$—	$—	$—
(5) Premiums received for written options	$—	$—	$—

(a)	Represents Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements

64

International Investors Gold Fund (a)	Long/Short Equity Fund	Multi-Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund
$831,604,373	$4,373,213	$36,775,352	$206,146,717
—	—	—	—
—	—	26,878	1,203,131
—	—	—	1,449
—	398,268	8,060,291	—

3,980,296	154,206	871,216	1,514,566
1,231,047	48	100,090	126,754
—	17,271	—	—
200,702	8,780	155,971	3,174,656
70,238	—	—	57,207
—	—	—	—
837,086,656	4,951,786	45,989,798	212,224,480

—	422,641	7,737,413	—
—	—	2,906,765	—
—	—	131,310	—

—	—	7,589	—
4,663,209	102,369	665,965	2,339,360
1,088,727	—	78,023	108,532
388,219	—	6,911	136,040
148,162	50	3,446	16,200
256,892	56	13,017	38,903
1,254,971	62,646	327,682	114,136
7,800,180	587,762	11,878,121	2,753,171
$829,286,476	$4,364,024	$34,111,677	$209,471,309

$458,504,754	$243,951	$16,017,263	$55,629,899
39,558,407	26,607	1,713,704	6,129,230
$11.59	$9.17	$9.35	$9.08
$12.30	$9.73	$9.92	$9.63

$83,562,356		$207,944	$6,076,710
7,942,435		22,613	679,817

$10.52		$9.20	$8.94

$235,054,876	$3,926,778	$14,479,376	$130,190,994
16,350,185	427,555	1,521,039	14,270,475
$14.38	$9.18	$9.52	$9.12

$52,164,490	$193,295	$3,407,094	$17,573,706
4,463,276	21,051	358,512	1,929,075
$11.69	$9.18	$9.50	$9.11

$952,343,235	$4,225,378	$31,716,196	$207,615,724
141,427,129	63,780	2,254,168	6,990,691
(82,457,096)	477	(103,504)	(1,180,358)
(182,026,792)	74,389	244,817	(3,954,748)
$829,286,476	$4,364,024	$34,111,677	$209,471,309
$690,176,589	$4,291,065	$34,534,660	$199,161,406
$—	$—	$—	$1,442
$—	$404,273	$7,312,878	$—
$—	$—	$3,367,360	$—
$—	$—	$171,847	$—

See Notes to Financial Statements

65

VAN ECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2014 (unaudited)

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund
Income:
Dividends - unaffiliated issuers	$2,874	$2,219,225	$29,123,249
Interest	91,050	—	3,932
Foreign taxes withheld	(162)	(131,204)	(447,257)
Total income	93,762	2,088,021	28,679,924
Expenses:
Management fees	1,129,031	725,981	20,271,962
Dividends on securities sold short	—	—	—
Distribution fees - Class A	88,727	145,511	1,259,008
Distribution fees - Class C	—	121,948	1,613,042
Transfer agent fees - Class A	48,857	82,151	818,314
Transfer agent fees - Class C	—	27,140	291,854
Transfer agent fees - Class I	12,189	8,622	55,195
Transfer agent fees - Class Y	28,085	26,795	286,244
Administration fees	—	241,994	—
Custodian fees	7,903	109,345	165,129
Professional fees	36,096	30,404	252,622
Registration fees - Class A	19,897	16,804	27,428
Registration fees - Class C	—	14,063	23,937
Registration fees - Class I	18,751	12,319	34,940
Registration fees - Class Y	33,361	12,017	15,957
Reports to shareholders	12,398	13,280	214,429
Insurance	662	579	17,483
Trustees’ fees and expenses	19,112	10,361	306,731
Interest	—	929	—
Interest on securities sold short	—	—	—
Other	14,060	2,992	72,755
Total expenses	1,469,129	1,603,235	25,727,030
Waiver of management fees	(365,937)	(52,540)	(445,649)
Expenses assumed by the Adviser	—	—	—
Net expenses	1,103,192	1,550,695	25,281,381
Net investment income (loss)	(1,009,430)	537,326	3,398,543
Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	—	1,242,707	(26,610,514)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(77,711)	431,385
Swap contracts	9,908,921	—	—
Options purchased	—	—	—
Written options	—	—	—
Securities sold short - unaffiliated issuers	—	—	—
Securities sold short - affiliated issuers	—	—	—
Futures contracts	—	—	—
Net realized gain (loss)	9,908,921	1,164,996	(26,179,129)
Change in net unrealized appreciation (depreciation) on:
Investments, options purchased and written options (c)	(5,279)	7,313,141	578,292,930
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	43,384	102,021
Securities sold short - unaffiliated issuers	—	—	—
Securities sold short - affiliated issuers	—	—	—
Swap contracts	5,754,594	—	—
Change in net unrealized appreciation (depreciation)	5,749,315	7,356,525	578,394,951
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,648,806	$9,058,847	$555,614,365

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $79,298, $856 and $7,062 for the Emerging Markets Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund, respectively.
(c)	Net of foreign taxes of $62,408 and $4,276 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.

See Notes to Financial Statements

66

International Investors Gold Fund (a)	Long/Short Equity Fund	Multi-Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund

$2,491,663	$16,942	$212,808	$556
—	—	150,130	6,769,746
(287,613)	—	(3,143)	2,257
2,204,050	16,942	359,795	6,772,559

2,570,331	12,211	274,641	707,789
—	5,473	51,157	—
499,646	248	20,474	49,890
376,201	—	1,597	27,474
352,190	6,344	19,531	21,035
99,887	—	7,003	9,216
8,138	1,280	6,951	14,067
65,498	12,794	11,317	8,992
893,673	—	—	—
39,495	14,353	84,003	69,317
100,734	19,248	39,854	31,175
17,453	5,351	11,581	8,627
16,754	—	11,218	7,081
23,936	5,351	15,172	13,254
13,614	5,342	14,955	8,576
72,308	17,119	11,966	8,925
4,894	—	1,428	398
35,132	4,769	7,723	16,159
1,080	—	83	915
—	—	4,154	—
—	2,063	18,662	3,392
5,190,964	111,946	613,470	1,006,282
(217,059)	(12,211)	(171,401)	(73,908)
—	(81,539)	—	—
4,973,905	18,196	442,069	932,374
(2,769,855)	(1,254)	(82,274)	5,840,185

(481,930)	79,881	650,383	3,785,492

199,664	—	(2,094)	(259,893)
—	—	30,854	—
—	—	(98,963)	—
—	—	191,958	—
—	(6,266)	(107,197)	—
—	—	(9,761)	—
—	—	(1,446)	—
(282,266)	73,615	653,734	3,525,599

220,550,093	40,600	162,512	7,235,466

(1,107)	—	(235)	16,777
—	(455)	149,497	—
—	—	(942,202)	—
—	—	—	—
220,548,986	40,145	(630,428)	7,252,243
$217,496,865	$112,506	$(58,968)	$16,618,027

See Notes to Financial Statements

67

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$(1,009,430)	$(1,345,784)	$537,326	$40,160
Net realized gain (loss)	9,908,921	(14,373,018)	1,164,996	13,157,079
Net increase from payments from Adviser (See Note 3)	—	24,470	—	—
Net change in unrealized appreciation (depreciation)	5,749,315	687,819	7,356,525	3,561,224
Net increase (decrease) in net assets resulting from operations	14,648,806	(15,006,513)	9,058,847	16,758,463

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	(177,185)	—	(578,979)
Class C Shares	—	—	—	(117,414)
Class I Shares	—	(319,100)	—	(44,588)
Class Y Shares	—	(148,461)	—	(152,910)
	—	(644,746)	—	(893,891)
Net realized gains
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Total dividends and distributions	—	(644,746)	—	(893,891)

Share transactions:
Proceeds from sale of shares
Class A Shares	24,695,294	81,997,406	32,906,584	89,451,296
Class C Shares	—	—	4,503,158	11,376,868
Class I Shares	95,826,750	85,575,005	7,771,139	9,847,083
Class Y Shares	25,145,036	61,152,838	22,350,570	34,964,939
	145,667,080	228,725,249	67,531,451	145,640,186
Reinvestment of dividends and distributions
Class A Shares	—	144,345	—	475,361
Class C Shares	—	—	—	77,521
Class I Shares	—	318,578	—	44,588
Class Y Shares	—	42,339	—	70,092
	—	505,262	—	667,562
Cost of shares redeemed
Class A Shares	(16,366,096)	(60,361,938)	(47,614,895)	(57,166,643)
Class C Shares	—	—	(4,682,363)	(8,283,624)
Class I Shares	(13,757,203)	(7,726,358)	(1,378,431)	(4,550,770)
Class Y Shares	(9,791,088)	(30,296,636)	(11,494,895)	(25,024,877)
	(39,914,387)	(98,384,932)	(65,170,584)	(95,025,914)
Net increase (decrease) in net assets resulting from share transactions	105,752,693	130,845,579	2,360,867	51,281,834
Total increase (decrease) in net assets	120,401,499	115,194,320	11,419,714	67,146,406

Net Assets:
Beginning of period	255,450,711	140,256,391	205,456,183	138,309,777
End of period #	$375,852,210	$255,450,711	$216,875,897	$205,456,183
# Including accumulated net investment income (loss)	$(2,424,578)	$(1,415,148)	$(399,355)	$(936,681)

*	Commencement of operations
(a)	Represents Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

68

Global Hard Assets Fund		International Investors Gold Fund (a)		Long/Short Equity Fund		Multi-Manager Alternatives Fund
					Period Ended December 12,
Six Months	Year Ended	Six Months	Year Ended	Six Months	2013* through	Six Months	Year Ended
Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
2014	2013	2014	2013	2014	2013	2014	2013
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$3,398,543	$6,297,527	$(2,769,855)	$(4,370,729)	$(1,254)	$1,723	$(82,274)	$(145,138)
(26,179,129)	36,385,743	(282,266)	(137,407,189)	73,615	782	653,734	1,681,334
—	—	—	—	—	—	—	—
578,394,951	368,081,165	220,548,986	(460,508,310)	40,145	23,635	(630,428)	487,896
555,614,365	410,764,435	217,496,865	(602,286,228)	112,506	26,140	(58,968)	2,024,092

—	(321,328)	—	(2,652,441)	—	—	—	—
—	(118,083)	—	(559,663)	—	—	—	—
—	(700,703)	—	(1,004,903)	—	—	—	—
—	(133,305)	—	(306,785)	—	—	—	—
—	(1,273,419)	—	(4,523,792)	—	—	—	—

—	—	—	—	—	—	—	(380,133)
—	—	—	—	—	—	—	(14,403)
—	—	—	—	—	—	—	(354,956)
—	—	—	—	—	—	—	(73,820)
—	—	—	—	—	—	—	(823,312)
—	(1,273,419)	—	(4,523,792)	—	—	—	(823,312)

84,838,837	214,485,786	38,644,465	128,533,098	118,943	119,156	4,212,919	8,243,632
11,200,371	26,596,480	6,920,920	19,375,655	—	—	83,640	459,148
350,882,511	671,036,986	23,454,514	145,767,779	3,000,000	800,060	271,400	5,530,438
157,910,654	193,753,756	13,926,057	51,239,316	167,898	100,060	646,975	7,252,756
604,832,373	1,105,873,008	82,945,956	344,915,848	3,286,841	1,019,276	5,214,934	21,485,974

—	249,586	—	2,248,165	—	—	—	340,181
—	85,413	—	432,764	—	—	—	14,283
—	614,560	—	980,829	—	—	—	211,377
—	83,579	—	177,220	—	—	—	73,701
—	1,033,138	—	3,838,978	—	—	—	639,542

(150,939,994)	(514,793,575)	(41,422,022)	(232,272,588)	—	—	(5,192,385)	(27,944,654)
(46,753,933)	(139,837,863)	(11,880,058)	(47,132,502)	—	—	(550,211)	(211,429)
(181,918,600)	(503,373,195)	(9,087,130)	(45,026,793)	—	—	(1,770,940)	(1,371,606)
(169,342,967)	(193,756,008)	(8,848,707)	(66,816,234)	(80,739)	—	(648,890)	(15,408,245)
(548,955,494)	(1,351,760,641)	(71,237,917)	(391,248,117)	(80,739)	—	(8,162,426)	(44,935,934)
55,876,879	(244,854,495)	11,708,039	(42,493,291)	3,206,102	1,019,276	(2,947,492)	(22,810,418)
611,491,244	164,636,521	229,204,904	(649,303,311)	3,318,608	1,045,416	(3,006,460)	(21,609,638)

4,133,939,315	3,969,302,794	600,081,572	1,249,384,883	1,045,416	—	37,118,137	58,727,775
$4,745,430,559	$4,133,939,315	$829,286,476	$600,081,572	$4,364,024	$1,045,416	$34,111,677	$37,118,137
$2,535,640	$(862,903)	$(82,457,096)	$(79,687,241)	$477	$1,731	$(103,504)	$(21,230)

See Notes to Financial Statements

69

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(unaudited) (continued)

	Unconstrained Emerging Markets Bond Fund
	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	(unaudited)

Operations:
Net investment income	$5,840,185	$9,395,380
Net realized gain (loss)	3,525,599	(16,869,662)
Net change in unrealized appreciation (depreciation)	7,252,243	(1,684,288)
Net increase (decrease) in net assets resulting from operations	16,618,027	(9,158,570)

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(1,318,348)	(305,819)
Class C Shares	(181,234)	(110,379)
Class I Shares	(3,892,930)	(1,936,903)
Class Y Shares	(370,569)	(98,125)
	(5,763,081)	(2,451,226)
Return of capital
Class A Shares	—	(1,483,099)
Class C Shares	—	(216,552)
Class I Shares	—	(4,634,219)
Class Y Shares	—	(354,764)
	—	(6,688,634)
Total dividends and distributions	(5,763,081)	(9,139,860)

Share transactions:
Proceeds from sale of shares
Class A Shares	28,524,772	67,260,955
Class C Shares	1,299,603	7,922,875
Class I Shares	15,348,078	73,323,017
Class Y Shares	9,635,480	15,834,703
	54,807,933	164,341,550
Reinvestment of dividends and distributions
Class A Shares	1,162,776	1,275,908
Class C Shares	157,704	222,450
Class I Shares	1,332,702	1,737,567
Class Y Shares	202,676	219,443
	2,855,858	3,455,368
Cost of shares redeemed
Class A Shares	(12,287,228)	(31,668,406)
Class C Shares	(949,742)	(2,600,820)
Class I Shares	(6,551,821)	(41,859,375)
Class Y Shares	(1,539,862)	(7,275,901)
	(21,328,653)	(83,404,502)
Net increase in net assets resulting from share transactions	36,335,138	84,392,416
Total increase in net assets	47,190,084	66,093,986

Net Assets:
Beginning of period	162,281,225	96,187,239
End of period #	$209,471,309	$162,281,225
# Including accumulated net investment loss	$(1,180,358)	$(1,257,462)

*	Commencement of operations

See Notes to Financial Statements

70

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$7.59		$8.26		$8.16		$8.88
Income from investment operations:
Net investment loss	(0.03	)(c)	(0.05)		(0.06)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	0.41		(0.60)		0.12		(0.68)
Payment from Adviser	—		—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	0.38		(0.65)		0.10		(0.72)
Less distributions from:
Net investment income	—		(0.02)		—		—
Net asset value, end of period	$7.97		$7.59		$8.26		$8.16
Total return (b)	5.01	%(h)	(7.87	)%(e)	1.23	%(f)	(8.11	)%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$80,480		$69,026		$53,628		$36,031
Ratio of gross expenses to average net assets	1.25	%(i)	1.31%		1.39%		1.66%
Ratio of net expenses to average net assets	0.95	%(i)	0.95%		0.95%		0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(i)	0.95%		0.95%		0.95%
Ratio of net investment loss to average net assets	(0.89	)%(i)	(0.87)%		(0.86)%		(0.91)%
Portfolio turnover rate	0	%(h)	0%		0%		0%

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$7.67		$8.32		$8.19		$8.88
Income from investment operations:
Net investment loss	(0.02	)(c)	—		(0.04)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	0.41		(0.63)		0.13		(0.68)
Payment from Adviser	—		—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	0.39		(0.63)		0.13		(0.69)
Less distributions from:
Net investment income	—		(0.02)		—		—
Net asset value, end of period	$8.06		$7.67		$8.32		$8.19
Total return (b)	5.08	%(h)	(7.57	)%(e)	1.59	%(f)	(7.77	)%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$220,733		$130,176		$56,868		$11,245
Ratio of gross expenses to average net assets	0.85	%(i)	0.95%		1.01%		1.71%
Ratio of net expenses to average net assets	0.65	%(i)	0.65%		0.65%		0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(i)	0.65%		0.65%		0.65%
Ratio of net investment loss to average net assets	(0.59	)%(i)	(0.57)%		(0.56)%		(0.61)%
Portfolio turnover rate	0	%(h)	0%		0%		0%

(a)	Inception date for the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of the Class A and Class I total return, representing $0.001 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(h)	Not annualized.
(i)	Annualized.

See Notes to Financial Statements

71

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$7.66		$8.31		$8.18		$8.88
Income from investment operations:
Net investment loss	(0.02	)(c)	(0.03)		(0.03)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	0.40		(0.60)		0.12		(0.69)
Payment from Adviser	—		—	(d)(e)	0.04	(f)	0.05	(g)
Total from investment operations	0.38		(0.63)		0.13		(0.70)
Less distributions from:
Net investment income	—		(0.02)		—		—
Net asset value, end of period	$8.04		$7.66		$8.31		$8.18
Total return (b)	4.96	%(h)	(7.58	)%(e)	1.59	%(f)	(7.88	)%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$74,639		$56,248		$29,760		$7,448
Ratio of gross expenses to average net assets	1.01	%(i)	1.07%		1.30%		1.56%
Ratio of net expenses to average net assets	0.70	%(i)	0.70%		0.70%		0.70%
Ratio of net expenses, excluding interest expense,
to average net assets	0.70	%(i)	0.70%		0.70%		0.70%
Ratio of net investment loss to average net assets	(0.64	)%(i)	(0.62)%		(0.60)%		(0.66)%
Portfolio turnover rate	0	%(h)	0%		0%		0%

(a)	Inception date for the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of the Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of the Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser. (See Note 3).
(h)	Not annualized.
(i)	Annualized.

See Notes to Financial Statements

72

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011		2010	2009
	(unaudited)
Net asset value, beginning of period	$14.34		$12.94	$9.92	$13.69		$10.71	$4.86
Income from investment operations:
Net investment income (loss)	0.03		0.01	0.01	(0.01	)(b)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	0.66		1.45	3.01	(3.63)		3.06	5.81
Payment from Adviser	—		—	—	—		—	0.06	(c)
Total from investment operations	0.69		1.46	3.02	(3.64)		3.02	5.85
Less distributions from:
Net investment income	—		(0.06)	—	(0.13)		(0.04)	—
Net asset value, end of period	$15.03		$14.34	$12.94	$9.92		$13.69	$10.71
Total return (a)	4.81	%(d)	11.31%	30.44%	(26.58)%		28.17%	120.37	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 123,545		$ 133,438	$ 90,833	$ 52,253		$ 108,019	$ 91,059
Ratio of gross expenses to average net assets	1.59	%(e)	1.63%	1.67%	1.76%		1.74%	1.81%
Ratio of net expenses to average net assets	1.59	%(e)	1.63%	1.67%	1.76%		1.74%	1.81%
Ratio of net expenses, excluding interest expense, to average net assets	1.59	%(e)	1.63%	1.67%	1.76%		1.74%	1.81%
Ratio of net investment income (loss) to average net assets	0.53	%(e)	0.13%	(0.04)%	(0.11)%		(0.31)%	(0.26)%
Portfolio turnover rate	41	%(d)	81%	92%	94%		110%	63%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011		2010	2009
	(unaudited)
Net asset value, beginning of period	$13.29		$12.11	$9.36	$13.01		$10.26	$4.68
Income from investment operations:
Net investment loss	(0.02)		(0.09)	(0.09)	(0.10	)(b)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	0.60		1.33	2.84	(3.42)		2.89	5.58
Payment from Adviser	—		—	—	—		—	0.06	(c)
Total from investment operations	0.58		1.24	2.75	(3.52)		2.79	5.58
Less distributions from:
Net investment income	—		(0.06)	—	(0.13)		(0.04)	—
Net asset value, end of period	$13.87		$13.29	$12.11	$9.36		$13.01	$10.26
Total return (a)	4.36	%(d)	10.27%	29.38%	(27.05)%		27.16%	119.23	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 26,140		$ 25,259	$ 20,127	$ 16,611		$ 27,859	$ 19,487
Ratio of gross expenses to average net assets	2.51	%(e)	2.63%	2.61%	2.70%		2.61%	2.97%
Ratio of net expenses to average net assets	2.50	%(e)	2.50%	2.50%	2.50%		2.48%	2.49%
Ratio of net expenses, excluding interest expense, to average net assets	2.50	%(e)	2.50%	2.50%	2.50%		2.48%	2.49%
Ratio of net investment loss to average net assets	(0.37	)%(e)	(0.76)%	(0.78)%	(0.86)%		(1.07)%	(0.92)%
Portfolio turnover rate	41	%(d)	81%	92%	94%		110%	63%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

73

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$14.88		$13.38	$10.21	$14.01	$10.91	$4.92
Income from investment operations:
Net investment income	0.10		0.04	0.05	0.05 (b)	0.02	0.06
Net realized and unrealized gain (loss) on investments	0.67		1.52	3.12	(3.72)	3.12	5.86
Payment from Adviser	—		—	—	—	—	0.07	(c)
Total from investment operations	0.77		1.56	3.17	(3.67)	3.14	5.99
Less distributions from:
Net investment income	—		(0.06)	—	(0.13)	(0.04)	—
Net asset value, end of period	$15.65		$14.88	$13.38	$10.21	$14.01	$10.91
Total return (a)	5.17	%(d)	11.69%	31.05%	(26.19)%	28.75%	121.75	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 17,885		$ 10,593	$ 4,025	$ 3,019	$ 4,079	$ 3,097
Ratio of gross expenses to average net assets	1.50	%(e)	1.77%	2.31%	2.22%	2.23%	2.54%
Ratio of net expenses to average net assets	1.00	%(e)	1.18%	1.25%	1.25%	1.25%	1.24%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(e)	1.18%	1.25%	1.25%	1.25%	1.24%
Ratio of net investment income to average net assets	1.31	%(e)	0.36%	0.43%	0.38%	0.18%	0.56%
Portfolio turnover rate	41	%(d)	81%	92%	94%	110%	63%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011		2010(f)
	(unaudited)
Net asset value, beginning of period	$14.38		$12.97	$9.92	$13.68		$11.30
Income from investment operations:
Net investment income (loss)	0.07		0.02	0.04	(0.06	)(b)	(0.03)
Net realized and unrealized gain (loss) on investments	0.65		1.45	3.01	(3.57)		2.45
Total from investment operations	0.72		1.47	3.05	(3.63)		2.42
Less distributions from:
Net investment income	—		(0.06)	—	(0.13)		(0.04)
Net asset value, end of period	$15.10		$14.38	$12.97	$9.92		$13.68
Total return (a)	5.01	%(d)	11.36%	30.75%	(26.53)%		21.48	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 49,306		$ 36,166	$ 23,325	$ 10,990		$ 5,920
Ratio of gross expenses to average net assets	1.37	%(e)	1.50%	1.51%	2.08%		1.73	%(e)
Ratio of net expenses to average net assets	1.27	%(e)	1.50%	1.51%	1.70%		1.70	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.27	%(e)	1.50%	1.51%	1.70%		1.70	%(e)
Ratio of net investment income (loss) to average net assets	0.96	%(e)	0.18%	0.14%	(0.54)%		(0.77	)%(e)
Portfolio turnover rate	41	%(d)	81%	92%	94%		110	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

74

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$48.31		$43.64	$43.34	$52.33		$40.92		$26.84
Income from investment operations:
Net investment income (loss)	(0.01)		(0.15)	0.05	(0.18	)(b)	(0.20	)(b)	(0.15)
Net realized and unrealized gain (loss) on investments	6.43		4.84	1.03	(8.52)		11.83		14.22
Payment from Adviser	—		—	—	—		—		0.01	(c)
Total from investment operations	6.42		4.69	1.08	(8.70)		11.63		14.08
Less dividends and distributions from:
Net investment income	—		(0.02)	(0.25)	(0.05)		(0.22)		—
Net realized gains	—		—	(0.53)	(0.24)		—		—
Total dividends and distributions	—		(0.02)	(0.78)	(0.29)		(0.22)		—
Net asset value, end of period	$54.73		$48.31	$43.64	$43.34		$52.33		$40.92
Total return (a)	13.29	%(d)	10.74%	2.49%	(16.63)%		28.43%		52.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 1,088,321		$ 1,025,779	$ 1,219,828	$ 1,673,303		$ 2,085,492		$ 1,240,769
Ratio of gross expenses to average net assets	1.42	%(e)	1.45%	1.45%	1.37%		1.43%		1.49%
Ratio of net expenses to average net assets	1.38	%(e)	1.38%	1.38%	1.37%		1.40%		1.46%
Ratio of net expenses, excluding interest expense, to average net assets	1.38	%(e)	1.38%	1.38%	1.37%		1.40%		1.46%
Ratio of net investment income (loss) to average net assets	(0.03	)%(e)	(0.00)%	0.32%	(0.36)%		(0.47)%		(0.62)%
Portfolio turnover rate	16	%(d)	33%	27%	40%		66%		86%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$42.99		$39.15	$39.29	$47.82		$37.70		$24.92
Income from investment operations:
Net investment loss	(0.20)		(0.56)	(0.29)	(0.51	)(b)	(0.48	)(b)	(0.34)
Net realized and unrealized gain (loss) on investments	5.72		4.42	0.93	(7.73)		10.82		13.11
Payment from Adviser	—		—	—	—		—		0.01	(c)
Total from investment operations	5.52		3.86	0.64	(8.24)		10.34		12.78
Less dividends and distributions from:
Net investment income	—		(0.02)	(0.25)	(0.05)		(0.22)		—
Net realized gains	—		—	(0.53)	(0.24)		—		—
Total dividends and distributions	—		(0.02)	(0.78)	(0.29)		(0.22)		—
Net asset value, end of period	$48.51		$42.99	$39.15	$39.29		$47.82		$37.70
Total return (a)	12.84	%(d)	9.85%	1.63%	(17.23)%		27.44%		51.28	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 341,120		$ 337,441	$ 418,077	$ 515,433		$ 557,023		$ 358,114
Ratio of gross expenses to average net assets	2.20	%(e)	2.23%	2.21%	2.12%		2.16%		2.30%
Ratio of net expenses to average net assets	2.20	%(e)	2.20%	2.20%	2.12%		2.16%		2.26%
Ratio of net expenses, excluding interest expense, to average net assets	2.20	%(e)	2.20%	2.20%	2.12%		2.16%		2.26%
Ratio of net investment loss to average net assets	(0.86	)%(e)	(0.82)%	(0.48)%	(1.10)%		(1.23)%		(1.42)%
Portfolio turnover rate	16	%(d)	33%	27%	40%		66%		86%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

75

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011	2010		2009
	(unaudited)
Net asset value, beginning of period	$49.89		$44.89	$44.40	$53.40	$41.59		$27.14
Income from investment operations:
Net investment income (loss)	0.09		0.22	0.37	0.01 (b)	(0.02	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	6.65		4.80	0.90	(8.72)	12.05		14.48
Payment from Adviser	—		—	—	—	—		0.01	(c)
Total from investment operations	6.74		5.02	1.27	(8.71)	12.03		14.45
Less dividends and distributions from:
Net investment income	—		(0.02)	(0.25)	(0.05)	(0.22)		—
Net realized gains	—		—	(0.53)	(0.24)	—		—
Total dividends and distributions	—		(0.02)	(0.78)	(0.29)	(0.22)		—
Net asset value, end of period	$56.63		$49.89	$44.89	$44.40	$53.40		$41.59
Total return (a)	13.51	%(d)	11.17%	2.86%	(16.31)%	28.93%		53.24	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 2,842,270		$ 2,340,890	$ 1,943,088	$ 1,637,440	$ 1,650,962		$ 639,887
Ratio of gross expenses to average net assets	1.01	%(e)	1.03%	1.02%	1.01%	1.05%		1.10%
Ratio of net expenses to average net assets	1.00	%(e)	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(e)	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income (loss) to average net assets	0.36	%(e)	0.39%	0.76%	0.02%	(0.04)%		(0.32)%
Portfolio turnover rate	16	%(d)	33%	27%	40%	66%		86%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012	2011	2010(f)
	(unaudited)
Net asset value, beginning of period	$48.74		$43.92	$43.50	$52.41	$43.69
Income from investment operations:
Net investment income (loss)	0.05		0.10	0.35	0.01 (b)	(0.03	)(b)
Net realized and unrealized gain (loss) on investments	6.50		4.74	0.85	(8.63)	8.97
Total from investment operations	6.55		4.84	1.20	(8.62)	8.94
Less dividends and distributions from:
Net investment income	—		(0.02)	(0.25)	(0.05)	(0.22)
Net realized gains	—		—	(0.53)	(0.24)	—
Total dividends and distributions	—		(0.02)	(0.78)	(0.29)	(0.22)
Net asset value, end of period	$55.29		$48.74	$43.92	$43.50	$52.41
Total return (a)	13.44	%(d)	11.01%	2.76%	(16.45)%	20.47	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 473,719		$ 429,829	$ 388,310	$ 274,811	$ 61,210
Ratio of gross expenses to average net assets	1.15	%(e)	1.19%	1.16%	1.17%	1.10	%(e)
Ratio of net expenses to average net assets	1.13	%(e)	1.13%	1.13%	1.13%	1.10	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.13	%(e)	1.13%	1.13%	1.13%	1.10	%(e)
Ratio of net investment income (loss) to average net assets	0.21	%(e)	0.24%	0.65%	0.01%	(0.10	)%(e)
Portfolio turnover rate	16	%(d)	33%	27%	40%	66	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.03% of the Class I total return, representing $0.01 per share, consisted of a payment by the Adviser in connection with past market timing activities.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

76

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012		2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$8.52		$16.81		$19.08		$24.70		$18.92		$11.98
Income from investment operations:
Net investment loss	(0.04	)(b)	(0.06	)(b)	(0.10	)(b)	(0.16	)(b)	(0.22	)(b)	(0.07)
Net realized and unrealized gain (loss) on investments	3.11		(8.16)		(1.75)		(5.15)		9.78		7.58
Payment from Adviser	—		—		—		—		—		0.11	(c)
Total from investment operations	3.07		(8.22)		(1.85)		(5.31)		9.56		7.62
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)		(0.68)
Net realized gains	—		—		(0.42)		—		(1.69)		—
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)		(0.68)
Net asset value, end of period	$11.59		$8.52		$16.81		$19.08		$24.70		$18.92
Total return (a)	36.03	%(d)	(48.91)%		(9.61)%		(21.52)%		50.99%		63.75	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 458,505		$ 339,483		$ 811,802		$ 988,039		$ 1,359,014		$ 799,296
Ratio of gross expenses to average net assets	1.47	%(e)	1.46%		1.29%		1.20%		1.25%		1.43%
Ratio of net expenses to average net assets	1.45	%(e)	1.45%		1.29%		1.20%		1.25%		1.43%
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(e)	1.45%		1.29%		1.20%		1.25%		1.43%
Ratio of net investment loss to average net assets	(0.83	)%(e)	(0.54)%		(0.52)%		(0.68)%		(0.98)%		(1.10)%
Portfolio turnover rate	23	%(d)	40%		30%		24%		33%		19%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012		2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$7.76		$15.44		$17.71		$23.13		$18.01		$11.45
Income from investment operations:
Net investment loss	(0.07	)(b)	(0.14	)(b)	(0.22	)(b)	(0.31	)(b)	(0.36	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	2.83		(7.47)		(1.63)		(4.80)		9.26		7.08
Payment from Adviser	—		—		—		—		—		0.10	(c)
Total from investment operations	2.76		(7.61)		(1.85)		(5.11)		8.90		7.14
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)		(0.58)
Net realized gains	—		—		(0.42)		—		(1.69)		—
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)		(0.58)
Net asset value, end of period	$10.52		$7.76		$15.44		$17.71		$23.13		$18.01
Total return (a)	35.57	%(d)	(49.29)%		(10.36)%		(22.11)%		49.89%		62.52	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 83,562		$ 65,979		$ 174,907		$ 221,214		$ 285,973		$ 131,609
Ratio of gross expenses to average net assets	2.34	%(e)	2.30%		2.09%		1.96%		1.95%		2.31%
Ratio of net expenses to average net assets	2.20	%(e)	2.20%		2.09%		1.96%		1.95%		2.27%
Ratio of net expenses, excluding interest expense, to average net assets	2.20	%(e)	2.20%		2.09%		1.96%		1.95%		2.27%
Ratio of net investment loss to average net assets	(1.58	)%(e)	(1.29)%		(1.33)%		(1.43)%		(1.68)%		(1.94)%
Portfolio turnover rate	23	%(d)	40%		30%		24%		33%		19%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

77

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012		2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$10.54		$20.67		$23.28		$29.97		$22.34		$14.05
Income from investment operations:
Net investment income (loss)	(0.02	)(b)	(0.01	)(b)	(0.04	)(b)	(0.10	)(b)	(0.20	)(b)	0.46
Net realized and unrealized gain (loss) on investments	3.86		(10.05)		(2.15)		(6.28)		11.61		8.42
Payment from Adviser	—		—		—		—		—		0.14	(c)
Total from investment operations	3.84		(10.06)		(2.19)		(6.38)		11.41		9.02
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)		(0.73)
Net realized gains	—		—		(0.42)		—		(1.69)		—
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)		(0.73)
Net asset value, end of period	$14.38		$10.54		$20.67		$23.28		$29.97		$22.34
Total return (a)	36.43	%(d)	(48.67)%		(9.34)%		(21.30)%		51.47%		64.34	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 235,055		$ 160,524		$ 166,567		$ 111,604		$ 86,982		$ 6,125
Ratio of gross expenses to average net assets	1.07	%(e)	1.08%		0.96%		0.91%		1.01%		3.11%
Ratio of net expenses to average net assets	1.00	%(e)	1.00%		0.96%		0.91%		1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(e)	1.00%		0.96%		0.91%		1.00%		1.00%
Ratio of net investment loss to average net assets	(0.38	)%(e)	(0.08)%		(0.20)%		(0.35)%		(0.74)%		(0.66)%
Portfolio turnover rate	23	%(d)	40%		30%		24%		33%		19%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012		2011		2010(f)
	(unaudited)
Net asset value, beginning of period	$8.58		$16.88		$19.12		$24.72		$21.56
Income from investment operations:
Net investment loss	(0.03	)(b)	(0.03	)(b)	(0.06	)(b)	(0.08	)(b)	(0.14	)(b)
Net realized and unrealized gain (loss) on investments	3.14		(8.20)		(1.76)		(5.21)		7.08
Total from investment operations	3.11		(8.23)		(1.82)		(5.29)		6.94
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of period	$11.69		$8.58		$16.88		$19.12		$24.72
Total return (a)	36.25	%(d)	(48.76)%		(9.44)%		(21.42)%		32.59	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 52,164		$ 34,096		$ 96,108		$ 78,106		$ 19,105
Ratio of gross expenses to average net assets	1.39	%(e)	1.34%		1.08%		1.10%		1.11	%(e)
Ratio of net expenses to average net assets	1.16	%(e)	1.20%		1.08%		1.10%		1.11	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.16	%(e)	1.20%		1.08%		1.10%		1.11	%(e)
Ratio of net investment loss to average net assets	(0.55	)%(e)	(0.30)%		(0.31)%		(0.34)%		(0.82	)%(e)
Portfolio turnover rate	23	%(d)	40%		30%		24%		33	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with past market timing activities. Additionally, 1.49% of Class I total return resulted from settlement payments received from third parties by the Fund.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

78

LONG/SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six		Period Ended
	Months Ended		December 31,
	June 30, 2014		2013(a)
	(unaudited)
Net asset value, beginning of period	$9.11		$8.88
Income from investment operations:
Net investment income (loss)	(0.02)		0.01
Net realized and unrealized gain on investments	0.08		0.22
Total from investment operations	0.06		0.23
Net asset value, end of period	$9.17		$9.11
Total return (b)	0.66	%(c)	2.59	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$244		$122
Ratio of gross expenses to average net assets (e)	16.26	%(d)	59.49	%(d)
Ratio of net expenses to average net assets (e)	1.23	%(d)	1.29	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.95	%(d)	0.95	%(d)
Ratio of net investment income (loss) to average net assets (e)	(0.33	)%(d)	2.77	%(d)
Portfolio turnover rate	140	%(c)	14	%(c)

	Class I
	For the Six		Period Ended
	Months Ended		December 31,
	June 30, 2014		2013(a)
	(unaudited)
Net asset value, beginning of period	$9.11		$8.88
Income from investment operations:
Net investment income (loss)	(0.01)		0.02
Net realized and unrealized gain on investments	0.08		0.21
Total from investment operations	0.07		0.23
Net asset value, end of period	$9.18		$9.11
Total return (b)	0.77	%(c)	2.59	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,927		$821
Ratio of gross expenses to average net assets (e)	4.34	%(d)	53.09	%(d)
Ratio of net expenses to average net assets (e)	0.95	%(d)	0.99	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.65	%(d)	0.65	%(d)
Ratio of net investment income (loss) to average net assets (e)	(0.04	)%(d)	3.14	%(d)
Portfolio turnover rate	140	%(c)	14	%(c)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

79

LONG/SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	For the Six		Period Ended
	Months Ended		December 31,
	June 30, 2014		2013(a)
	(unaudited)
Net asset value, beginning of period	$9.11		$8.88
Income from investment operations:
Net investment income (loss)	(0.01)		0.02
Net realized and unrealized gain on investments	0.08		0.21
Total from investment operations	0.07		0.23
Net asset value, end of period	$9.18		$9.11
Total return (b)	0.77	%(c)	2.59	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$193		$103
Ratio of gross expenses to average net assets (e)	23.19	%(d)	54.60	%(d)
Ratio of net expenses to average net assets (e)	0.95	%(d)	1.04	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.70	%(d)	0.70	%(d)
Ratio of net investment income (loss) to average net assets (e)	(0.18	)%(d)	3.08	%(d)
Portfolio turnover rate	140	%(c)	14	%(c)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

80

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012	2011	2010	2009(a)
	(unaudited)
Net asset value, beginning of period	$9.36		$9.08		$8.97	$9.30	$9.00	$8.88
Income from investment operations:
Net investment loss	(0.03)		(0.05	)(g)	(0.18)	(0.17)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	0.02		0.54		0.30	(0.06)	0.51	0.16
Total from investment operations	(0.01)		0.49		0.12	(0.23)	0.42	0.12
Less dividends and distributions from:
Net investment income	—		—		(0.01)	(0.05)	(0.03)	—
Net realized gains	—		(0.21)		—	(0.05)	(0.09)	—
Total dividends and distributions	—		(0.21)		(0.01)	(0.10)	(0.12)	—
Net asset value, end of period	$9.35		$9.36		$9.08	$8.97	$9.30	$9.00
Total return (c)	(0.11	)%(d)	5.46%		1.38%	(2.38)%	4.67%	1.35	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$16,017		$17,046		$35,860	$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets (f)	3.40	%(e)	3.07%		2.95%	2.52%	2.59%	3.03	%(e)
Ratio of net expenses to average net assets (f)	2.71	%(e)	2.79%		2.95%	2.52%	2.59%	2.56	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (f)	2.40	%(e)	2.40%		2.30%	2.24%	2.28%	2.40	%(e)
Ratio of net investment loss to average net assets (f)	(0.70	)%(e)	(0.52)%		(1.57)%	(1.94)%	(1.33)%	(1.13	)%(e)
Portfolio turnover rate	113	%(d)	249%		242%	249%	275%	75	%(d)

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012(b)
	(unaudited)
Net asset value, beginning of period	$9.25		$9.04		$9.21
Income from investment operations:
Net investment loss	(0.10)		(0.11	)(g)	(0.01)
Net realized and unrealized gain (loss) on investments	0.05		0.53		(0.15)
Total from investment operations	(0.05)		0.42		(0.16)
Less dividends and distributions from:
Net investment income	—		—		(0.01)
Net realized gains	—		(0.21)		—
Total dividends and distributions	—		(0.21)		(0.01)
Net asset value, end of period	$9.20		$9.25		$9.04
Total return (c)	(0.54	)%(d)	4.71%		(1.69	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$208		$681		$414
Ratio of gross expenses to average net assets (f)	15.25	%(e)	15.67%		42.99	%(e)
Ratio of net expenses to average net assets (f)	3.44	%(e)	3.61%		3.64	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (f)	3.15	%(e)	3.15%		2.94	%(e)
Ratio of net investment loss to average net assets (f)	(1.30	)%(e)	(1.22)%		(0.65	)%(e)
Portfolio turnover rate	113	%(d)	249%		242	%(d)

(a)	For the period June 05, 2009 (commencement of operations) through December 31, 2009.
(b)	For the period April 30, 2012 (commencement of operations) through December 31, 2012.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(g)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

81

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012	2011	2010	2009(a)
	(unaudited)
Net asset value, beginning of period	$9.51		$9.18		$9.04	$9.33	$9.01	$8.88
Income from investment operations:
Net investment loss	(0.01)		—	(g)(h)	(0.13)	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.02		0.54		0.28	(0.09)	0.49	0.18
Total from investment operations	0.01		0.54		0.15	(0.19)	0.44	0.13
Less dividends and distributions from:
Net investment income	—		—		(0.01)	(0.05)	(0.03)	—
Net realized gains	—		(0.21)		—	(0.05)	(0.09)	—
Total dividends and distributions	—		(0.21)		(0.01)	(0.10)	(0.12)	—
Net asset value, end of period	$9.52		$9.51		$9.18	$9.04	$9.33	$9.01
Total return (c)	0.11	%(d)	5.94%		1.70%	(1.95)%	4.89%	1.46	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,479		$15,985		$11,180	$10,648	$6,651	$2,536
Ratio of gross expenses to average net assets (f)	3.05	%(e)	2.97%		2.81%	2.25%	2.35%	2.94	%(e)
Ratio of net expenses to average net assets (f)	2.26	%(e)	2.40%		2.60%	2.23%	2.31%	2.30	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (f)	1.95	%(e)	1.95%		1.95%	1.95%	2.00%	2.15	%(e)
Ratio of net investment income (loss) to average net assets (f)	(0.23	)%(e)	(0.02)%		(1.17)%	(1.18)%	(1.05)%	0.89	%(e)
Portfolio turnover rate	113	%(d)	249%		242%	249%	275%	75	%(d)

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013		2012	2011	2010(b)
	(unaudited)
Net asset value, beginning of period	$9.50		$9.17		$9.02	$9.32	$9.12
Income from investment operations:
Net investment loss	(0.01)		(0.01	)(g)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.01		0.55		0.19	(0.14)	0.35
Total from investment operations	—		0.54		0.16	(0.20)	0.32
Less dividends and distributions from:
Net investment income	—		—		(0.01)	(0.05)	(0.03)
Net realized gains	—		(0.21)		—	(0.05)	(0.09)
Total dividends and distributions	—		(0.21)		(0.01)	(0.10)	(0.12)
Net asset value, end of period	$9.50		$9.50		$9.17	$9.02	$9.32
Total return (c)	0.00	%(d)	5.95%		1.82%	(2.06)%	3.51	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,407		$3,406		$11,273	$6,232	$385
Ratio of gross expenses to average net assets (f)	4.32	%(e)	3.11%		3.09%	2.35%	2.28	%(e)
Ratio of net expenses to average net assets (f)	2.31	%(e)	2.35%		2.62%	2.28%	2.27	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (f)	2.00	%(e)	2.00%		2.00%	2.00%	1.95	%(e)
Ratio of net investment loss to average net assets (f)	(0.29	)%(e)	(0.11)%		(1.07)%	(1.81)%	(1.48	)%(e)
Portfolio turnover rate	113	%(d)	249%		242%	249%	275	%(d)

(a)	For the period June 05, 2009 (commencement of operations) through December 31, 2009.
(b)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

82

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.55		$9.54	$8.88
Income from investment operations:
Net investment income	0.30		0.44	0.25
Net realized and unrealized gain (loss) on investments	0.51		(0.87)	0.73
Total from investment operations	0.81		(0.43)	0.98
Less dividends and distributions from:
Net investment income	(0.28)		(0.14)	(0.24)
Net realized gains	—		—	(0.08)
Return of capital	—		(0.42)	—
Total dividends and distributions	(0.28)		(0.56)	(0.32)
Net asset value, end of period	$9.08		$8.55	$9.54
Total return (b)	9.69	%(c)	(4.70)%	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$55,630		$35,983	$3,602
Ratio of gross expenses to average net assets	1.34	%(d)	1.42%	1.67	%(d)
Ratio of net expenses to average net assets	1.25	%(d)	1.25%	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(d)	1.25%	1.25	%(d)
Ratio of net investment income to average net assets	6.36	%(d)	6.23%	5.88	%(d)
Portfolio turnover rate	224	%(c)	556%	190	%(c)

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.45		$9.50	$8.88
Income from investment operations:
Net investment income	0.25		0.46	0.37
Net realized and unrealized gain (loss) on investments	0.52		(0.95)	0.57
Total from investment operations	0.77		(0.49)	0.94
Less dividends and distributions from:
Net investment income	(0.28)		(0.14)	(0.24)
Net realized gains	—		—	(0.08)
Return of capital	—		(0.42)	—
Total dividends and distributions	(0.28)		(0.56)	(0.32)
Net asset value, end of period	$8.94		$8.45	$9.50
Total return (b)	9.33	%(c)	(5.37)%	10.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,077		$5,254	$533
Ratio of gross expenses to average net assets	2.54	%(d)	2.59%	2.81	%(d)
Ratio of net expenses to average net assets	1.95	%(d)	1.95%	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95	%(d)	1.95%	1.95	%(d)
Ratio of net investment income to average net assets	5.71	%(d)	5.60%	4.80	%(d)
Portfolio turnover rate	224	%(c)	556%	190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

83

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.58		$9.54	$8.88
Income from investment operations:
Net investment income	0.30		0.54	0.23
Net realized and unrealized gain (loss) on investments	0.52		(0.94)	0.75
Total from investment operations	0.82		(0.40)	0.98
Less dividends and distributions from:
Net investment income	(0.28)		(0.14)	(0.24)
Net realized gains	—		—	(0.08)
Return of capital	—		(0.42)	—
Total dividends and distributions	(0.28)		(0.56)	(0.32)
Net asset value, end of period	$9.12		$8.58	$9.54
Total return (b)	9.77	%(c)	(4.38)%	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$130,191		$112,437	$91,197
Ratio of gross expenses to average net assets	0.99	%(d)	1.02%	1.03	%(d)
Ratio of net expenses to average net assets	0.95	%(d)	0.95%	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(d)	0.95%	0.95	%(d)
Ratio of net investment income to average net assets	6.71	%(d)	6.56%	6.67	%(d)
Portfolio turnover rate	224	%(c)	556%	190	%(c)

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2014		2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.57		$9.54	$8.88
Income from investment operations:
Net investment income	0.32		0.47	0.43
Net realized and unrealized gain (loss) on investments	0.50		(0.88)	0.55
Total from investment operations	0.82		(0.41)	0.98
Less dividends and distributions from:
Net investment income	(0.28)		(0.14)	(0.24)
Net realized gains	—		—	(0.08)
Return of capital	—		(0.42)	—
Total dividends and distributions	(0.28)		(0.56)	(0.32)
Net asset value, end of period	$9.11		$8.57	$9.54
Total return (b)	9.79	%(c)	(4.49)%	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,574		$8,607	$855
Ratio of gross expenses to average net assets	1.25	%(d)	1.48%	1.74	%(d)
Ratio of net expenses to average net assets	1.00	%(d)	1.00%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(d)	1.00%	1.00	%(d)
Ratio of net investment income to average net assets	6.56	%(d)	6.61%	5.78	%(d)
Portfolio turnover rate	224	%(c)	556%	190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

84

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of seven portfolios. These financial statements relate to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary and Gold Series Fund I Subsidiary, respectively (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Long/Short Equity Fund seeks total return by maintaining long and short positions in exchange traded products. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standard Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Closed-end publicly listed fund investments are valued at the official market closing price. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Futures contracts are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other
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(unaudited) (continued)

things, these procedures allow the Funds to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary and the Gold Series Fund I Subsidiary, both Cayman Islands exempted companies, were incorporated on June 26, 2009 and November 7, 2011, respectively. Commodity Series Fund I Subsidiary and the Gold Series Fund I Subsidiary are currently wholly-owned subsidiaries of the CM Commodity Index Fund and International Investors Gold Fund, respectively. The Subsidiaries act as investment vehicles for the CM Commodity Index Fund and International Investors Gold Fund in order to effect certain investments on behalf of the Funds. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of June 30, 2014, the CM Commodity Index Fund and International Investors Gold Fund held $68,278,386 and $46,869 in their Subsidiaries, representing 18% and 0% of each Fund’s net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiaries of the CM Commodity Index Fund and the International Investors Gold Fund are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the CM Commodity Index Fund and the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund and the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
86

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for the Unconstrained Emerging Markets Bond Fund which is declared and paid monthly). Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Securities Sold Short—The Funds, except CM Commodity Index Fund, may make short sales of securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities in the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained for the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. As of June 30, 2014, Long/Short Equity Fund and the Multi-Manager Alternatives Fund held securities sold short which are reflected in the Schedules of Investments.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

H.	Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. As of June 30, 2014, the Funds held no structured notes.

I.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

J.	Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Emerging Markets Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at June 30, 2014 are reflected in the Schedules of Investments.

K.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual
87

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(unaudited) (continued)

amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedules of Investments.

At June 30, 2014, the Funds held the following derivatives (not designated as hedging instruments under GAAP):

	Asset Derivatives	Liabilities Derivatives
	Commodities	Equity
	Futures Risk	Risk
CM Commodity Index Fund
Swap contracts[1]	$6,066,553	$—
Multi-Manager Alternatives Fund
Written Options[2]	—	131,310

[1]	Statement of Assets and Liabilities location: Total return swap contracts, at value
[2]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the period ended June 30, 2014, were as follows:

	Commodities			Interest Rate	Foreign
	Futures Risk	Credit Risk	Equity Risk	Risk	Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$9,908,921	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	5,754,594	—	—	—	—
Emerging Markets Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	—	—	(9,593)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[4]	—	—	—		1,753
International Investors Gold Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	—	—	(9,204)
Multi-Manager Alternatives Fund
Realized gain (loss):
Futures contracts[5]	—	—	—	(1,446)	—
Forward foreign currency contracts[3]	—	—	—	—	(2,409)
Swap contracts[1]	—	30,854	—	—	—
Written options[6]	—	—	196,639	—	—
Net change in unrealized appreciation (depreciation):
Written options[7]	—	—	19,405	—	—
Unconstrained Emerging Markets
Bond Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	—	—	(36,645)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[4]	—	—	—		(20,713)

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[3]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[5]	Statement of Operations location: Net realized gain (loss) on futures contracts
[6]	Statement of Operations location: Net realized gain (loss) on written options
[7]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options
88

Credit Default Swaps—The Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The aforementioned Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk and to provide protection against default of the issuers. The Multi-Manager Alternatives Fund held credit default swaps for one month during the period ended June 30, 2014 with an average notional amount of $750,000. At June 30, 2014, the Funds held no credit default swaps.

Futures Contracts—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. CM Commodity Index Fund and Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security or interest-bearing asset, respectively, at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Multi-Manager Alternatives Fund held futures contracts for one month during the period ended June 30, 2014 with an average volume of 3,044 contracts. As of June 30, 2014, the Funds held no futures contracts.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Unconstrained Emerging Markets Bond Fund held forward foreign currency contracts for one month during the period ended June 30, 2014 with an average unrealized depreciation of $9,805. The Multi-Manager Alternatives Fund held forward foreign currency contracts for three months during the period ended June 30, 2014 with an average unrealized depreciation of $154. As of June 30, 2014, the Funds held no forward foreign currency contracts.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain in the Statements of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call or put option is an option in which the Funds own the instrument underlying the call or put. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to

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(unaudited) (continued)

realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Funds maintain securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following transactions in put and call options written during the period ended June 30, 2014:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2013	(508)	$(69,349)
Options opened	—	—
Options written	(2,822)	(495,475)
Options exercised	129	10,276
Options expired	609	51,549
Options closed	2,160	331,152
Options outstanding at June 30, 2014	(432)	$(171,847)

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. Total return swap position held by the CM Commodity Index Fund at June 30, 2014 is reflected in the Schedule of Investments. The average monthly notional amount of the total return swaps in the CM Commodity Index Fund was $264,500,429 during the period ended June 30, 2014.

L.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments.

The tables below present both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities, or are subject to a master netting or similar agreement, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2014. Collateral is disclosed up to an amount of 100% of the net amount of unrealized gain/loss or market value for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of June 30, 2014.

Net Amounts
		Gross Amounts	of Assets	Financial
	Gross	Offset in the	Presented in the	Instruments
	Amounts of	Statements of	Statements of	and Cash
	Recognized	Assets and	Assets and	Collateral	Net
	Assets	Liabilities	Liabilities	Received	Amount
CM Commodity Index Fund
Total return swap contracts	$6,066,553	$ —	$6,066,553	$(6,066,553)	$—

Net Amounts
		Gross Amounts	of Liabilities	Financial
	Gross	Offset in the	Presented in the	Instruments
	Amounts of	Statements of	Statements of	and Cash
	Recognized	Assets and	Assets and	Collateral	Net
	Liabilities	Liabilities	Liabilities	Pledged	Amount
Multi-Manager Alternatives Fund
Written Options	$131,310	$ —	$131,310	$(131,310)	$—
90

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser to the Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Fund and Unconstrained Emerging Markets Bond Fund. Van Eck Absolute Return Advisers Corporation (“VEARA”) is the investment adviser to the CM Commodity Index Fund and its Cayman subsidiary. Effective May 1, 2014, VEARA has replaced VEAC as the investment adviser of the Multi-Manager Alternatives Fund. VEARA is a wholly-owned subsidiary of VEAC, and collectively with VEAC is referred to as the “Adviser”.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate
CM Commodity Index Fund	0.75%
Emerging Markets Fund	0.75%
Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter
Long/Short Equity Fund	0.65%
Multi-Manager Alternatives Fund	1.00% of the net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in underlying funds; and 1.60% of the net assets with respect to all other assets of the Fund
Unconstrained Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter

As of June 30, 2014, the Multi-Manager Alternatives Fund had five sub-advisers, Coe Capital Management, LLC, Horizon Asset Management, LLC, RiverPark Advisors, LLC, SW Asset Management, LLC, and Tiburon Capital Management, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser offsets the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the period ended June 30, 2014, there were no such investments in the Multi-Manager Alternatives Fund. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser has agreed, through May 1, 2015, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the period ended June 30, 2014, are as follows:

		Waiver of	Expenses Assumed
	Expense Cap	Management fees	by the Adviser
CM Commodity Index Fund
Class A	0.95%	$106,832	$—
Class I	0.65	164,566	—
Class Y	0.70	94,539	—
Emerging Markets Fund
Class A	1.60%	—	—
Class C	2.50	1,510	—
Class I	1.00	32,041	—
Class Y	1.10	18,989	—
Global Hard Assets Fund
Class A	1.38%	226,916	—
Class C	2.20	5,937	—
Class I	1.00	172,980	—
Class Y	1.13	39,816	—
International Investors Gold Fund
Class A	1.45%	43,129	—
Class C	2.20	55,267	—
Class I	1.00	67,822	—
Class Y	1.10	50,841	—
Long/Short Equity Fund
Class A	0.95%	642	14,317
Class I	0.65	10,949	46,436
Class Y	0.70	620	20,786
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(unaudited) (continued)

		Waiver of	Expenses Assumed
	Expense Cap	Management fees	by the Adviser
Multi-Manager Alternatives Fund
Class A	2.40%	56,645	$—
Class C	3.15	18,704	—
Class I	1.95	61,859	—
Class Y	2.00	34,193	—
Unconstrained Emerging Markets Bond Fund
Class A	1.25%	17,522	—
Class C	1.95	16,210	—
Class I	0.95	25,970	—
Class Y	1.00	14,206	—

The Adviser agreed to reimburse the CM Commodity Index Fund through January 14, 2013 for certain swap trading costs as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
Fund	2013	2012	2011
CM Commodity Index Fund	$24,470	$519,638	$161,543

This reimbursement is reflected in the Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Emerging Markets Fund, and for the International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2014, the Adviser received $241,994 from the Emerging Markets Fund and $893,673 from the International Investors Gold Fund pursuant to this contract.

For the period ended June 30, 2014, the Distributor, an affiliate of the Adviser, received a total of $926,222 in sales loads relating to the sale of shares of the Funds, of which $802,311 was reallowed to broker/dealers and the remaining $123,911 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2014 were as follows:

	Cost of Investments	Proceeds from Investments	Cost of Short Sales	Proceeds from
Fund	Purchased	Sold	Purchased	Short Sales
CM Commodity Index Fund	$—	$—	$—	$—
Emerging Markets Fund	76,920,722	74,296,826	—	—
Global Hard Assets Fund	693,196,857	668,859,462	—	—
International Investors Gold Fund	167,926,720	158,718,749	—	—
Long/Short Equity Fund	4,987,499	2,959,109	307,000	649,242
Multi-Manager Alternatives Fund	26,693,284	30,375,853	16,061,063	17,516,427
Unconstrained Emerging Markets Bond Fund	409,309,635	384,778,240	—	—

Note 5—Income Taxes—As of June 30, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
CM Commodity Index Fund	$382,560,621	$5,800	$(14,524,658)	$(14,518,858)
Emerging Markets Fund	181,394,076	39,173,205	(7,603,919)	31,569,286
Global Hard Assets Fund	3,422,771,584	1,452,393,640	(190,892,865)	1,261,500,775
International Investors Gold Fund	771,166,445	266,944,969	(206,507,041)	60,437,928
Long/Short Equity Fund	4,291,065	88,135	(5,987)	82,148
Multi-Manager Alternatives Fund	34,720,855	3,353,009	(1,298,512)	2,054,497
Unconstrained Emerging Markets Bond Fund	199,509,771	7,356,674	(719,728)	6,636,946
92

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2013 were as follows:

		Long Term
	Ordinary	Capital	Return of
Fund	Income	Gains	Capital
CM Commodity Index Fund	$644,746	$—	$—
Emerging Markets Fund	893,891	—	—
Global Hard Assets Fund	1,273,419	—	—
International Investors Gold Fund	4,523,792	—	—
Multi-Manager Alternatives Fund	—	823,312	—
Unconstrained Emerging Markets Bond Fund	2,451,226	—	6,688,634

At December 31, 2013, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

	Post-Effective-	Post-Effective-	Expiring in the
	No Expiration	No Expiration	Year Ended
	Short-Term	Long-Term	December 31,
Fund	Capital Losses	Capital Losses	2017
Emerging Markets Fund	$—	$—	$18,834,574
Global Hard Assets Fund	—	64,298,246	—
International Investors Gold Fund	70,888,634	65,130,517	—
Unconstrained Emerging Markets Bond Fund	7,170,250	9,866	—

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments, forward foreign currency contracts, foreign currency transactions and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Funds’ fiscal year.

For the period ended June 30, 2014, the net realized loss from foreign currency translations was as follows:

Unconstrained Emerging Markets Bond Fund	($2,486,168)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2014, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

Swap agreements entered into by the CM Commodity Index Fund and the Multi-Manager Alternatives Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

93

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The Long/Short Equity Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

The Long/Short Equity Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Market Bond Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund may invest in closed-ends funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do no utilize leverage.

At June 30, 2014, the Adviser owned approximately 7% of Class I of the Emerging Markets Fund, 17% of Class A, 12% of Class C, and 19% of Class I of the Multi-Manager Alternatives Fund, 42% of Class A, 21% of Class I, and 53% of Class Y of the Long/Short Equity Fund.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
	(unaudited)		(unaudited)
Class A
Shares sold	3,153,311	10,356,312	2,306,418	6,488,040
Shares reinvested	—	18,993	—	33,523
Shares redeemed	(2,140,497)	(7,776,257)	(3,393,116)	(4,231,778)
Net increase (decrease)	1,012,814	2,599,048	(1,086,698)	2,289,785

Class C
Shares sold			342,138	893,034
Shares reinvested			—	5,898
Shares redeemed			(357,854)	(660,746)
Net increase (decrease)			(15,716)	238,186

Class I
Shares sold	12,175,540	11,093,934	524,969	728,619
Shares reinvested	—	41,482	—	3,031
Shares redeemed	(1,751,711)	(995,741)	(93,751)	(320,798)
Net increase	10,423,829	10,139,675	431,218	410,852

Class Y
Shares sold	3,187,962	7,652,624	1,565,150	2,576,174
Shares reinvested	—	5,527	—	4,929
Shares redeemed	(1,252,312)	(3,893,131)	(814,262)	(1,864,957)
Net increase	1,935,650	3,765,020	750,888	716,146

	Global Hard Assets Fund		International Investors Gold Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
	(unaudited)		(unaudited)
Class A
Shares sold	1,719,391	4,759,285	3,793,951	11,621,491
Shares reinvested	—	5,260	—	275,846
Shares redeemed	(3,066,568)	(11,486,666)	(4,091,112)	(20,344,200)
Net decrease	(1,347,177)	(6,722,121)	(297,161)	(8,446,863)
94

	Global Hard Assets Fund		International Investors Gold Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
	(unaudited)		(unaudited)
Class C
Shares sold	253,664	658,656	747,255	1,814,564
Shares reinvested	—	2,021	—	58,477
Shares redeemed	(1,070,026)	(3,489,924)	(1,306,718)	(4,699,170)
Net decrease	(816,362)	(2,829,247)	(559,463)	(2,826,129)

Class I
Shares sold	6,776,603	14,432,410	1,859,356	10,267,653
Shares reinvested	—	12,542	—	97,304
Shares redeemed	(3,502,668)	(10,809,806)	(737,014)	(3,194,903)
Net increase	3,273,935	3,635,146	1,122,342	7,170,054

Class Y
Shares sold	3,040,389	4,241,625	1,348,210	4,157,575
Shares reinvested	—	1,746	—	21,612
Shares redeemed	(3,290,345)	(4,267,266)	(860,308)	(5,898,117)
Net increase (decrease)	(249,956)	(23,895)	487,902	(1,718,930)

	Long/Short Equity Fund		Multi-Manager Alternatives Fund
		Period Ended
		December 12, 2013*
	Six Months Ended	through	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013	June 30, 2014	December 31, 2013
	(unaudited)		(unaudited)
Class A
Shares sold	13,238	13,369	451,950	902,215
Shares reinvested	—	—	—	36,580
Shares redeemed	—	—	(559,969)	(3,067,018)
Net increase (decrease)	13,238	13,369	(108,019)	(2,128,223)

Class C
Shares sold			9,072	49,647
Shares reinvested			—	1,554
Shares redeemed			(60,104)	(23,388)
Net increase (decrease)			(51,032)	27,813

Class I
Shares sold	337,458	90,097	28,691	589,888
Shares reinvested	—	—	—	22,368
Shares redeemed	—	—	(188,691)	(149,123)
Net increase (decrease)	337,458	90,097	(160,000)	463,133

Class Y
Shares sold	18,673	11,268	68,608	786,915
Shares reinvested	—	—	—	7,816
Shares redeemed	(8,890)	—	(68,845)	(1,665,867)
Net increase (decrease)	9,783	11,268	(237)	(871,136)

	Unconstrained Emerging Markets Bond Fund
	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	(unaudited)
Class A
Shares sold	3,200,153	7,188,679
Shares reinvested	131,964	141,585
Shares redeemed	(1,411,269)	(3,499,621)
Net increase	1,920,848	3,830,643

*	Commencement of operations
95

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

	Unconstrained Emerging Markets Bond Fund
	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	(unaudited)
Class C
Shares sold	150,368	836,927
Shares reinvested	18,287	25,346
Shares redeemed	(110,400)	(296,837)
Net increase	58,255	565,436

Class I
Shares sold	1,749,806	7,783,665
Shares reinvested	151,869	193,555
Shares redeemed	(736,500)	(4,429,620)
Net increase	1,165,175	3,547,600

Class Y
Shares sold	1,076,221	1,714,012
Shares reinvested	22,957	24,861
Shares redeemed	(174,452)	(824,206)
Net increase	924,726	914,667

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2014, the following Funds borrowed under this Facility:

	Days	Average Daily	Average	Outstanding Loan Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	December 31, 2014
Emerging Markets Fund	7	3,564,147	1.34%	$—
International Investors Gold Fund	4	1,228,958	1.34	—
Multi-Manager Alternatives Fund	31	73,127	1.34	—
Unconstrained Emerging Markets Bond Fund	28	875,274	1.34	—

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Funds may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. During the period ended June 30, 2014, the Funds had no securities lending activity.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to June 30, 2014:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Unconstrained Emerging Markets Bond Fund
Class A	7/24/14	7/23/14	7/24/14	$0.046
Class C	7/24/14	7/23/14	7/24/14	$0.046
Class I	7/24/14	7/23/14	7/24/14	$0.046
Class Y	7/24/14	7/23/14	7/24/14	$0.046
96

Fund	Ex-Date	Record Date	Payable Date	Per Share
Unconstrained Emerging Markets Bond Fund
Class A	8/22/14	8/21/14	8/22/14	$0.042
Class C	8/22/14	8/21/14	8/22/14	$0.042
Class I	8/22/14	8/21/14	8/22/14	$0.042
Class Y	8/22/14	8/21/14	8/22/14	$0.042
97

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

June 30, 2014 (unaudited)

Multi-Manager Alternatives Fund (the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2014, the Board of Trustees (the “Board”) of Van Eck Funds (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement between the Fund and its investment adviser, Van Eck Absolute Return Advisers Corporation (“VEARA” and together with its affiliated companies, the “Adviser”), and the existing sub-advisory agreement between each Sub-Adviser (as defined below) and the Adviser (collectively, the “Advisory Agreements”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreements is set forth below.

In considering the continuation of the Advisory Agreements, the Board reviewed and considered information that had been provided throughout the year by the Adviser and Coe Capital Management, LLC (“Coe”), Horizon Asset Management LLC (“Horizon”), RiverPark Advisors, LLC (“RiverPark”), SW Asset Management, LLC (“SW”) and Tiburon Capital Management, LLC (“Tiburon” and, collectively with Coe, Horizon, RiverPark and SW, the “Sub-Advisers”). Such information had been provided throughout the year at regular and special meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser and the Sub-Advisers for meetings of the Board held on June 5, 2014 and June 24 and 25, 2014 specifically for the purpose of considering the continuation of the Advisory Agreements. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past three fiscal years;

■	Copies of the Advisory Agreements and descriptions of the services provided by the Adviser and each Sub-Adviser thereunder;

■	Information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one- and three- year periods ended March 31, 2014 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) two sub-groups of funds selected from the Category, one by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Consultant Peer Group”) and one by the Adviser (the “Adviser Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2013 with a similar share class of each fund in the (i) Category, (ii) Consultant Peer Group and (iii) Adviser Peer Group;

■	Materials prepared by the Adviser comparing the investment performance of each asset class or sub-asset class in which the Adviser directly invests the assets of the Fund with that of an appropriate benchmark year-to-date and for one-, three- and five-year periods (or since the Adviser began to directly invest in such asset class or sub-asset class if less) ended March 31, 2014;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser and each Sub-Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser and the Sub-Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser and the Sub-Adviser for the Fund and the Comparable Products, the size of the Comparable Products, the performance of the Comparable Products and identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s and Sub-Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and the Sub-Advisers on behalf of the Fund, and reports regarding a variety of compliance-related issues;
98

■	Information with respect to the Adviser’s and each Sub-Adviser’s brokerage practices, if any, including the Adviser’s and Sub-Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser and Sub-Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations;

■	Information regarding the Adviser’s and each Sub-Adviser’s policies and practices with respect to personal investing by the Adviser, Sub-Adviser and their employees, including reports regarding the administration of the Adviser’s and Sub-Adviser’s codes of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, Sub-Advisers, transfer agent and other service providers;

■	Materials prepared by the Adviser comparing the investment performance of the portion of the Fund’s assets managed by each Sub-Adviser with that of an appropriate benchmark year-to-date and for one-, three- and five-year periods (or since the Sub-Adviser began to manage a portion of the Fund’s assets if less) ended March 31, 2014; and

■	Other information provided by the Adviser and each Sub-Adviser in response to comprehensive questionnaires prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreements, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment services provided by the Sub-Advisers; (2) the capabilities and background of the Adviser’s and Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Adviser and Sub-Adviser in managing investment companies and other accounts utilizing similar investment strategies; (3) the nature, quality, extent and cost of the investment management, administrative and other non-investment services provided by the Adviser, including its services in overseeing the services provided by each Sub-Adviser; (4) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the Advisory Agreement and the services performed thereunder, including the undertaking by Van Eck Associates Corporation to guarantee the performance of VEARA’s obligations under the Advisory Agreement; (6) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (7) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (8) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (9) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (10) the resources committed by the Adviser in recent periods to information technology; (11) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund; (12) the Adviser’s assessment of the financial resources of each Sub-Adviser; and (13) the affirmative recommendation from the Adviser to approve the continuation of each sub-advisory agreement.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2014, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2013.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Consultant Peer Group medians and equaled its Adviser Peer Group median over the one-year period, but had underperformed its Category, Consultant Peer Group and Adviser Peer Group medians over the three-year period. The Board also noted that the Fund had underperformed its benchmark index over the one- and three-year periods. The Board further noted that

99

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited) (continued)

the performance of the Fund had improved since the Adviser took actions in 2013 to address the Fund’s underperformance. The Board concluded that additional time is needed to evaluate the effectiveness of the Adviser’s actions.

Fees and Expenses. The Board noted that the fees payable for advisory services and the total expense ratio, net of waivers or reimbursements, were higher than the median advisory fees and median expense ratios for the Fund’s Category Consultant Peer Group and Adviser Peer Group. The Board further noted the nature, quality, extent and cost of the investment management and other non-investment services provided by the Adviser to manage a multi-asset, multi-manager product of this type, including the Adviser’s services in overseeing the services provided by each Sub-Adviser. The Board also noted that the Adviser continues to waive fees and pay expenses of the Fund and has agreed to continue doing so through April 2015 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory and sub-advisory fees charged to the Fund are reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits, including the results of an analysis of the methodology performed by an independent consultant in 2013 on behalf of the Board and its independent counsel. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In view of the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Sub-Advisers. The Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Sub-Advisers. The Board concluded that each Sub-Adviser continues to be qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies. The Board also concluded that each Sub-Adviser’s investment strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the investment strategies employed by the Fund’s other Sub-Advisers.

Conclusion. In determining the material factors to be considered in evaluating each Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of an Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of each Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of each Advisory Agreement for an additional one-year period.

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on June 24-25, 2014 (the “Meeting”), the Board of Trustees of each Fund (the “Board”), which is comprised exclusively of Independent Trustees, considered authorizing Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”) to enter into a new sub-advisory agreement (the “Sub-Advisory Agreement”) with respect to the Fund, for an initial two-year term with Hunting Hill Global Capital, LLC, to serve as a sub-adviser for the Fund (the “New Sub-Adviser”).

In considering the approval of the Sub-Advisory Agreement, the Board reviewed and considered information that had been provided throughout the year by the Adviser at regular and special meetings of the Board and its committees, including information furnished by the Adviser and the New Sub-Adviser for the Meeting. This information included, among other things, information

100

about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the terms of the Sub-Advisory Agreement, including the services to be provided and fees to be paid thereunder; and information regarding the New Sub-Adviser’s organization, personnel, investment processes and strategies, key compliance procedures and performance record in managing other accounts utilizing investment processes and strategies that are the same or similar to those to be utilized by the New Sub-Adviser in managing assets of the Fund.

In considering whether to approve the Sub-Advisory Agreement, the Board evaluated the following factors: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment services to be provided by the New Sub-Adviser; (2) the capabilities and background of the New Sub-Adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-Adviser in managing investment companies and other accounts utilizing similar investment strategies; (3) the terms of the Sub-Advisory Agreement and the reasonableness of the fees paid by the Fund for the services described therein; (4) the willingness and ability of the New Sub-Adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-Adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-Adviser’s investment strategy will assist the Fund in pursuing its investment objective. The Board also met with representatives from the New Sub-Adviser.

In considering the proposal to approve the Sub-Advisory Agreement, the Board noted that the New Sub-Adviser is experienced in deploying global event driven strategies. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying such strategies, including global event driven strategies.

The Board concluded that the New Sub-Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies. The Board also concluded that the New Sub-Adviser’s investment strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board further concluded that the fees payable to the New Sub-Adviser for sub-advisory services are reasonable.

In view of the fact that the New Sub-Adviser is not affiliated with the Adviser, the Board concluded that the profitability of the New Sub-Adviser was not a relevant factor in its consideration of the Sub-Advisory Agreement.

In determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the Sub-Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that entering into the Sub-Advisory Agreement is in the interests of shareholders, and accordingly, the Board approved entering into the Sub-Advisory Agreement.

101

VAN ECK FUNDS

APPROVAL OF ADVISORY AGREEMENTS

June 30, 2014 (unaudited)

CM Commodity Index Fund
Emerging Markets Fund
Global Hard Assets Fund
International Investors Gold Fund
Unconstrained Emerging Markets Bond Fund
(each a “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2014, the Board of Trustees (the “Board”) of Van Eck Funds (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between each Fund and its investment adviser, Van Eck Absolute Return Advisers Corporation (“VEARA”) for CM Commodity Index Fund (“CMCI”) and Van Eck Associates Corporation (“VEAC”) for each other Fund (VEARA and VEAC, together with their affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of each Fund’s Advisory Agreement is set forth below.

In considering the continuation of each Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular and special meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 5, 2014 and June 24 and 25, 2014 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past three fiscal years;

■	A copy of each Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for each Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing each Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2014 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index, and (iv) for the Global Hard Assets Fund, an additional benchmark index that includes relevant exposures not otherwise reflected in the benchmark index (the “Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of each Fund during its fiscal year ended December 31, 2013 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	A supplemental report prepared by an independent consultant comparing total management fees, which include both combined advisory and administrative fees (the “Management Fees”), and separately, the administrative fees, with respect to a representative class of shares of each of the Emerging Markets Fund and International Investors Gold Fund during its fiscal year ended December 31, 2013 with those of each Fund’s (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for each Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to each Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for each Fund and the Comparable Products, the size of the Comparable Products, the performance of the Comparable Products and identity of the individuals responsible for managing the Comparable Products;
102

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of each Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in a Fund by the Adviser’s investment personnel;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for each Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of each Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as each Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder, including, with respect to CMCI, the undertaking by VEAC to guarantee the performance of VEARA’s obligations under the Advisory Agreement; (4) the willingness of the Adviser to reduce the overall expenses of each Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of each Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for each Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as a Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for each Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2014, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2013.

CM Commodity Index Fund

Performance. The Board noted that the Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “UBS Index”) and that the Fund had underperformed the UBS Index over the one- and three-year periods. The Board also noted that differences between the performance of the Fund and the performance of the UBS Index during the relevant time periods since the inception of the Fund have been reasonable in light of the impact of cash flows and expenses on the performance of the Fund. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services and the total expense ratio, net of waivers or reimbursements, were lower than the median advisory fees and total expense ratios of the Fund’s Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2015 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing,
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VAN ECK FUNDS

APPROVAL OF ADVISORY AGREEMENTS

(unaudited) (continued)

and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Emerging Markets Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the one-, three-, five- and ten-year periods. The Board also noted that the Fund had outperformed its benchmark index over the one-, three- and five-year periods, but underperformed its benchmark index for the ten-year period. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fees payable for advisory services were lower than the median advisory fees of its Category and Peer Group. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, and its Management Fees (which include both advisory and administrative fees) were lower than the median expense ratio and Management Fees of its Category and Peer Group. The Board further noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2015 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Global Hard Assets Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the one- and ten-year periods, but underperformed its Category and Peer Group medians over the three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the ten-year period, but underperformed its benchmark index over the one-, three- and five-year periods. The Board further noted that the Fund outperformed its Additional Index for the one-, three-, five- and ten-year periods. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board regarding material factors that contributed to the Fund’s underperformance in certain periods, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services were higher than the median advisory fees of its Category and Peer Group, but that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2015 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

International Investors Gold Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the one-, five- and ten-year periods, but had underperformed its Category and Peer Group medians over the three-year period. The Board also noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods and that the benchmark index did not have returns for the 10-year period. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fees payable for advisory services were lower than the median advisory fees of its Category and Peer Group, but that the Fund’s total expense ratio, net of waivers or reimbursements, and its Management Fees (which include both advisory and administrative fees) were higher than the median expense ratio and Management Fees of its Category and Peer Group. The Board further noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2015 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Unconstrained Emerging Markets Bond Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Peer Group median and was equal to its Category median over the one-year period, but had outperformed its benchmark index for the same period. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the advisory fee for the Fund was higher than the median advisory fees for the Fund’s Category and Peer Group, and that the total expense ratio for the Fund, net of waivers or reimbursements, was also higher than
104

the median expense ratio for its Category and Group. The Board noted the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2015 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing each Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits, including the results of an analysis of the methodology performed by an independent consultant in 2013 on behalf of the Board and its independent counsel. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and whether the Fund’s fee schedule reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating each Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of an Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of each Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for each Fund for an additional one-year period.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VEFSAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 5, 2014
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 5, 2014
     -----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 5, 2014
     -----------------